EXHIBIT 10.1

                                    L E A S E

                           COMMERCE VALLEY DRIVE EAST

                                MARKHAM, ONTARIO

                                    I N D E X

Tenant:

1.       Definitions
2.       Demise and Term
3.       Rent
         a) Basic Rent
         b) Additional Rent
         c) Net Lease
         d) INTENTIONALLY DELETED
         e) Delay in Occupancy
         f) Rental Deposit
4.       Calculation and Allocation of Taxes and Operating Expenses
5.       Payment of Taxes
6.       Tenant's Covenants
         a) Rent
         b) Use
         c) Prohibited Uses of Premises
         d) Waste and Nuisance
         e) Insurance
         f) Insurance Proceeds
         g) Use of Premises-- Insurance
         h) Use of Premises --Cancellation of Insurance
         i) Landlord not Liable
         j) Indemnification of Landlord
         k) Compliance with Laws
         1) Rules and Regulations
         m) Alterations
         n) Energy Conservation
         o) Repair
         p) Damage by Tenant
         q) Utilities
         r) Tenant Not to Overload Facilities
7.       Landlord's Covenants
         a) Quiet Enjoyment
         b) Heating, Ventilating and Air-Conditioning
         c) Cleaning
         d) Electric and Water Services
         e) Elevators
         f) Washrooms
         g) Maintain Building
         h) Repair
         i) Snow Removal
         j) Insurance
8.       Monthly Tenancy
9.       Assigning and Subletting
10.      Additional Services
11.      Damage or Destruction
12.      Leasehold Improvements and Trade Fixtures
13.      Signs and Directory
14.      Access, Inspection, Right to Show Premises
15.      Landlord's Remedies
         a) Re-Entry
         b) Remedies of Landlord    i.  Termination
                                    ii. Recovery of Expenses
                                    iii.Right to Relet
         c) Curing of Default
         d) Distress
         e) Interest
         f) Application of Receipts
16.      Bankruptcy, Improper Use, Etc.
17.      INTENTIONALLY DELETED
18.      INTENTIONALLY DELETED
19.      Parking
20.      Notices
21.      Legal Costs
22.      Prior Interests
23.      No Waiver of Default
24.      INTENTIONALLY DELETED
25.      INTENTIONALLY DELETED
26.      Ducts
27.      Registration
28.      Severability
29.      Interpretation
30.      Successors
31.      Joint and Several Liability
32.      Schedule "E" and Pace 14A of Schedule "E" is an Integral
         Part of this Lease
33.      Landlord to Act Reasonably

Schedule "A" - Description of Premises
Schedule "B" - Preliminary Site Plan
Schedule "C" - Landlord's Work
Schedule "D" - Tenant's Existing Lease Obligations at 625 and 675 Cochrane
               Drive, Markham,Ontario
Schedule "E" - Offer to Lease and Amendments Thereto
Schedule "F" - Rules and Regulations
Schedule "G" - Non-Disturbance and Attornment Agreement
Appendix "1" - Indemnity Agreement

                                    L E A S E

                           COMMERCE VALLEY DRIVE EAST
                                MARKHAM, ONTARIO


THIS LEASE MADE the 26th day of January, 1999

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN:

                          MONARCH CONSTRUCTION LIMITED

                       (hereinafter called the "Landlord")

                                of the First Part

and

                          SAVILLE SYSTEMS CANADA, LTD.

                        (hereinafter called the "Tenant")

                               of the Second Part

and

                               SAVILLE SYSTEMS PLC

                     (hereinafter called the "Indemnifier")

                                of the Third Part

WHEREAS the Landlord has agreed to lease to the Tenant and the Tenant has agreed to lease from the Landlord the hereinafter described premises forming part of the building located at Commerce Valley Drive East, in the Town of Markham, in the Regional Municipality of York, being part of block 4, plan 65M-2620, designated as part of parts 1 and 2, plan 65R-19184 in the Land Registry Office for the Land Titles Division of York and as more particularly set out in Schedule "A" attached hereto (hereinafter referred to as the "Lands").

NOW THEREFORE WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant, the Landlord hereby demises and leases to the Tenant certain premises forming part of the Building (as hereinafter defined) located on the entire fifth (5th), sixth (6th), seventh (7th) and eighth (8th) floors and part of the fourth (4th) and first (1st) floors having a Rentable Area (as hereinafter defined) of approximately 110,000 square feet as outlined in red on the floor plan attached hereto as Schedule "B" (hereinafter called the "Premises").

DEFINITIONS

1. Except where otherwise provided in this Lease, the following terms, when used throughout this lease, shall have the meanings set out below:

(a) ADDITIONAL RENT shall mean and refer to any and all sums of money or charges required to be paid by the Tenant under this lease (except Basic Rent) whether or not the same are designated as Additional Rent or whether or not payable to the Landlord or otherwise and all such sums are payable in lawful money of Canada without deduction, abatement, set-off or compensation whatsoever.

(b) ADDITIONAL SERVICES shall mean and refer to the services and supervisions supplied by the Landlord referred to in clause 10, and to all other services of any nature or kind supplied by the Landlord to the Tenant in addition to those required to be supplied by the Landlord to the Tenant pursuant to this lease, save and except any services which the Landlord elects to supply to tenants generally, and the costs of which are included in Allocable Operating Expenses.

(c) ALLOCABLE OPERATING EXPENSES shall mean and refer to all expenses, fees, rentals, costs and disbursements of every kind and nature incurred by the Landlord in connection with the management, maintenance and operation of the Building, which are properly chargeable in accordance with generally accepted accounting principles to such management, maintenance and operation for any given period, and shall include any such expenses, fees, rentals, costs and disbursements incurred by or on behalf of tenants with whom the Landlord may from time to time have agreements whereby such tenants perform any cleaning, maintenance, or other work or services ordinarily performed by the Landlord, and which expenses if incurred by the Landlord would be included in Allocable Operating Expenses. By way of example and without limiting the generality of the foregoing definition, and without duplication, Allocable Operating Expenses shall include:

     (i) the costs of outside grounds maintenance, including landscaping and snow removal;

     (ii) all costs of repairs;

     (iii)the  cost  of  operating,   maintaining  and  repairing  the  heating,
          ventilating and air conditioning system;

     (iv) all fuel costs for the Building;

     (v) all monies reasonably paid to persons, firms, companies or corporations, including the cost of all benefits paid to employees of the Landlord, employed in the operation, maintenance, security and cleaning of the Building; However, in the event the Landlord elects to have only on-site employees employed in the operation, maintenance, security and cleaning of the Building then in such case and said case alone, said expenses within this subparagraph shall be restricted to same;

     (vi) the cost of water and electricity consumed in the Building not otherwise payable by tenants;

     (vii) elevator operation and maintenance costs;

     (viii) the cost of equipment rental;

     (ix) the cost of providing hot and cold water;

     (x)  window cleaning costs;

     (xi) the cost of all-risk, fire, extended perils, liability, boiler and rental insurance;

     (xii) telephone and other public utility costs;

     (xiii) all audit and accounting costs;

     (xiv)costs of capital improvements and other costs determined by the Landlord's auditor, in accordance with generally accepted accounting principles, to be properly chargeable to the capital account of the Landlord to the extent that such capital improvements reduce or avoid Allocable Operating Expenses;

     (xv) depreciation upon maintenance and operation equipment which, by its nature, requires periodic replacement, such depreciation to be calculated as may be prescribed by the Landlord's auditors and in accordance with generally acceptable principles of accounting;

     (xvi) INTENTIONALLY DELETED

     (xvii) the cost of Major Expenditures covered by this sub-section shall be limited to those for reduction of current Operating Expenses and will be amortized over the period of the economic life of the Major Expenditure as determined by generally accepted accounting principles, but not to exceed fifteen (15) years. The amortized cost of the Major Expenditure shall be calculated on the basis of equal monthly instalments of principal and interest at the rate of one percentage point above the lowest rate of interest at the date of such Major Expenditure, quoted by chartered banks to the most credit-worthy borrowers for prime business loans, as determined and published by the Bank of Canada, per annum, compounded semi-annually;

     (xviii) any fee paid to any property manager or property management firm who has contracted with the Landlord to provide property management services for the Building equal to 10% of the Additional Rent. If the Landlord does not enter into an agreement with a property manager or property management firm. in computing Allocable Operating Expenses there shall be specifically included a fee of an amount equal to 10% of Additional Rent. which amount is hereby agreed to represent the Landlord's costs of providing property management services to the Building, and any other costs or expenses paid or payable by the Landlord in connection with the operation of the Building but excluding Allocable Taxes, taxes on income, interest on debt or capital retirement of debt, depreciation except as provided herein. expenses properly chargeable to the Landlord's capital account except as mentioned above, proceeds of insurance relating to Insured Damage and other amounts actually recovered by the Landlord applicable to damage where the cost of repair was included in Allocable Operating Expenses and the Cost of Additional Services actually received from tenants plus all other sums actually received from tenants, (other than rent, Additional Rent, Allocable Operating Expenses and Allocable Taxes) to the extent that the amounts so recovered relate to costs included in Allocable Operating Expenses;

(d) ALLOCABLE TAXES shall mean and refer to all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise levied, imposed or assessed against the Building and or the Lands, or from time to time levied, imposed or assessed in the future in lieu thereof, or for which the Landlord is liable including those levied, imposed or assessed for education, schools and local improvements, including goods and services taxes levied against basic and/or additional rental payments hereunder and including all costs and expenses including legal and other professional fees and interest and penalties or deferred payments incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, or rates, duties, levies or assessments, but excluding;

     (i) taxes and license fees in respect of any business carried on by tenants and occupants of the Building which taxes are herein sometimes collectively called Business Taxes and shall include without limitation the Business Taxes levied or assessed pursuant to the Assessment Act (Ontario);

     (ii) income or profit taxes upon the income of the Landlord, franchise, corporate, estate, inheritance, succession, or transfer tax or any other tax or impost of a personal nature charged to or levied upon the Landlord to the extent that such taxes are not in future levied in lieu of such taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, which taxes are herein sometimes collectively called the Landlord's Income Taxes, and

     (iii)all taxes, rates, duties, levies and assessments (including Business Taxes) which are recoverable from tenants under subclause 5 (b) hereof and similar provisions of leases with other tenants which taxes are herein sometimes collectively called Tenant's Taxes.

     (iv) capital taxes and

     (v)  large corporation tax

(e) ARCHITECT (S) shall mean and refer to an architect or firm of architects licensed to practice architecture pursuant to the laws of the province of Ontario, designated by the Landlord from time to time as architects and approved by the Tenant, such approval not to be unreasonably withheld. Initial Architect shall mean Petroff Partnership.

(f) AUDITORS shall mean and refer to a chartered accountant or a firm of chartered accountants licensed to practice as chartered accountants pursuant to the laws of the Province of Ontario, designated by the Landlord from time to time as Auditors.

(g) BUILDING shall mean and refer to the Lands,  building,  landscaped areas and
carpark  facilities   constructed  by  the  Landlord  upon  lands  and  premises municipally known as Commerce Valley Drive East, Markham, Ontario.

(h) BUILDING ADMINISTRATION AREAS shall mean and refer to office space in the Office Premises used by the Landlord or its agents or employees for the management, maintenance, or operation of the Building, which space would otherwise be rentable.

(i) BUSINESS DAY shall mean and refer to any of the days from Monday to Friday inclusive of each week unless such day is a statutory holiday, and such additional days as may be designated by the Landlord.

(j) COMMENCEMENT DATE shall mean and refer to the first day of the Term. (k) COST OF ADDITIONAL SERVICES shall mean and refer to the Landlord's total cost of providing Additional Services to the Tenant and without limiting the generality of the foregoing and without duplication shall include the cost of all labour (including salaries, wages and fringe benefits) and material and other direct expenses incurred, the cost of supervision and other indirect expenses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors; the Cost of Additional Services shall also include an amount equal to ten percent (10%) of the aggregate cost of labour, materials and other direct expenses (representing an agreed pre-estimate of the expense to the Landlord for management and indirect expenses incapable of being allocated).

(1) INTENTIONALLY DELETED

(m) INSURED DAMAGE shall mean and refer to that part of any damage occurring to the Premises of which the entire cost of repair (or the entire cost of repair other than a deductible amount properly includable in Allocable Operating Expenses) is actually recoverable by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant to clause 7 (j) or if to the extent that the Landlord has not insured and is deemed to be a co-insurer pursuant to such clause, would have been recoverable if the Landlord had effected insurance in respect of perils and to amounts and on terms for which it is by that clause deemed to have insured. Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applied shall be considered Insured Damage only if the Landlord successfully recovers from the third party.

(n) LEASEHOLD IMPROVEMENTS shall mean and refer to all items generally considered as Leasehold Improvements, including without limitation all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Premises or by or on behalf of tenants in other premises in the Building including all partitions however affixed, and whether or not moveable, and all wall-to-wall carpeting.

(o) MAJOR EXPENDITURE shall mean and refer to any expenditure incurred by the Landlord during the term of this Lease for replacement of machinery, equipment, building elements, systems or facilities used in connection with the Building. or for modifications or additions to the Building (if one of the principal purposes of any such modification or addition is to reduce energy consumption, or to reduce Allocable Operating Expenses, or if such modification or addition is required by any governmental authority or regulation) and which expenditure is greater than ten percent (10%) of the total Allocable Operating Expenses for the previous year.

(p) NORMAL BUSINESS HOURS shall mean and refer to the hours from 8:00 a.m. to 6:00 p.m. and such other hours as may be designated by the Landlord, on Business Days. Notwithstanding the foregoing, the Tenant and its employees shall have 24 hours a day, 7 days a week access to the Building and Office Premises by way of a security or access card.

(q) OFFICE PREMISES shall mean and refer to the portion of the Building which is situated above grade.

(r) PROPORTIONATE SHARE shall mean and refer to the fraction which has as its numerator the Rentable Area of the Premises and as its denominator the Rentable Area of the Building.

(s) RENTABLE AREA shall mean according to B. O. M. A. standard method of measuring floor area in office buildings as certified by the Landlord's Architect

(t) SPECIAL TENANT OPERATING EXPENSES shall mean and refer to, for any given period, the excess, as agreed to between the Tenant and the Landlord of any expenses incurred by the Landlord for such period relating to the Premises, which expenses would otherwise be Allocable Operating Expenses over what such expenses would have been but for the distinctive configuration of the Premises, or the distinctive nature of the operation of the Tenant's business, or the distinctive nature of any of the Tenant's Leasehold Improvements, including but not limited to any excess of air-conditioning, heating, lighting, water, electrical power, and cleaning.

(u) TENANT when used with a capital "T" shall mean and refer to the Tenant, but where used with a small "t" and where the context so requires shall mean and refer to any individual, partnership, association, corporation, or entity occupying any portion of the Building pursuant to a lease with the Landlord, an agreement to lease with the Landlord, or pursuant to a sublease or agreement to sublease from any such person.

(v) YEAR shall mean and refer to a period of twelve months commencing on January 1 and ending on the next ensuing December 31 until changed pursuant to subclause 4 (e).

DEMISE AND TERM

2. In consideration of the rents, covenants and agreements herein contained on the part of the Tenant to be paid, observed and performed, the Landlord leases to the Tenant and the Tenant leases from the Landlord the Premises to have and to hold for and during the term of fifteen (15) years, to be computed from the 1st day of October, 2000 and from thenceforth next ensuing and fully to be completed on the 30'thday of September, 2015.

RENT

3. (a) Basic Rent

Subject to the provisions of Schedule "E" the Tenant shall pay to the Landlord as annual rent for the Premises yearly and every year during the said term the sum of:

October 1st, 2000 to September 30th, 2005 - $18.50 per square foot of Rentable Area per annum

October 1st, 2005 to September 30th, 2010 -$21.50 per square foot of Rentable Area per annum

October 1st, 2010 to September 30th, 2015 - $25.00 per square foot of Rentable Area per annum of lawful money of Canada payable in equal monthly instalments, each in advance on the first day of each and every month during the said term, such payments to be made by cheque or money order payable to the Landlord, or as it may direct from time to time, and to be payable at such place in Canada as the Landlord may direct from time to time, the first of such equal monthly instalments of rent to become due and payable on the Commencement Date.

PROVIDED that if the term hereof does not commence on the first day of the calendar month, rent for the broken part of the calendar month at the commencement of the said term shall be pro-rated at a rate per day equal to one three hundred and sixty-fifth (1/365th) of the annual rents specified in this clause.

(b)      Additional Rent

Subject to the provisions of paragraph 12 of Schedule "E" attached, the Tenant shall pay to the Landlord, yearly and every year during the Term in lawful money of Canada, without deduction, abatement or set-off. Additional Rent for the Premises equal to the aggregate of the following amounts:

     (i) the Tenant's Proportionate Share of Allocable Taxes and Allocable Operating Expenses in accordance with the provisions of clause 4 hereof.

     (ii) any and all Special Tenant Operating Expenses as hereinafter set forth;

     (iii) any and all Additional Services as hereinafter set forth;

(c)      Net Lease

Subject to the provisions of paragraph 12 of Schedule "E" attached, the Tenant acknowledges and agrees that it is intended that this lease shall be a completely net lease to the Landlord, that the Landlord shall not be responsible during the Term of the lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Premises, or the use and occupancy thereof, or the business carried on therein, and the Tenant shall pay all charges, impositions and costs and expenses of every nature and kind relating to the Premises, except as expressly herein set out in this Lease, including all Schedules and the Tenant covenants with the Landlord accordingly.

(d)      INTENTIONALLY DELETED

(e)      Delay in Occupancy

     Please see Schedule "E", Section 4.

(f)      Rental Deposit

A cheque or letter of credit in the amount of $250,000.00 as a deposit, payable to CB Richard Ellis Limited ("Broker") in trust for the Landlord, is due upon execution of the lease by both parties and is to be credited together with interest on account of rental payments as they first become due. See paragraph 21 in Schedule "E" annexed to this lease.

CALCULATION AND ALLOCATION OF TAXES AND OPERATING EXPENSES

4. (a) Subject to the provisions of paragraph 13 of Schedule "E". the Landlord shall determine from time to time in accordance with B.O.M.A. the Rentable Area of the Premises and of the Building and shall determine from time to time the Tenant's Proportionate Share. If the Tenant does not dispute the Landlord's determination of the Rentable Area, or of the Tenant's Proportionate Share within two years of receipt of notice of such determination, the Tenant shall be deemed to accept the accuracy of such determination, and the Tenant shall not be entitled to dispute the amount of its Proportionate Share of Allocable Operating Expenses or Allocable Taxes on the grounds of any error in accuracy in the determination of Rentable Area or of the Tenant's Proportionate Share. If the Tenant disputes the said determination, the Landlord shall request the Architect to measure and certify the Rentable Area of the Premises and the Rentable Area of the Building and the determination so made by the Architects shall be binding upon the Landlord and the Tenant. It is understood and agreed that the determination of the Tenant's Proportionate Share may be re-calculated by the Landlord from time to time to reflect changes in the Rentable Area of the Building, of the Premises, or of other premises.

(b) Subject to the provisions of paragraph 13 of Schedule "E", insofar as the determination of Tenant's Proportionate Share of Allocable Operating Expenses and Allocable Taxes is dependent upon calculations other than area measurement, the same shall be binding upon the Tenant. In the event that the Tenant requests that an audited statement of the calculations be submitted, the Landlord shall have prepared such audited statement, the cost of which shall be payable by the Landlord. Any expenses not directly incurred by the Landlord but which are included in Allocable Operating Expenses and Allocable Taxes may be estimated by the Landlord on whatever reasonable basis the Landlord may select.

(c) Prior to the commencement of the term and to the commencement of each Year thereafter which commences during the term, the Landlord may estimate the Tenant's Proportionate Share of Allocable Operating Expenses and Allocable Taxes for the ensuing Year or, if applicable, broken portion thereof, as the case may be, and shall notify the Tenant in writing of the estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the Year or broken portion of the Year in question, each instalment being payable on each monthly rental payment date provided in subclause 3(a). Not more than twice in any one Year the Landlord may re-estimate the amount of the Tenant's Proportionate Share of Allocable Operating Expenses and Allocable Taxes for the Year or broken portion thereof, in which event the Landlord shall notify the Tenant in writing of the re-estimate and shall fix monthly instalments for the then remaining balance of such Year or broken portion thereof in order that, after giving credit for the estimates, the Tenant's entire estimated
Proportionate Share of Allocable Operating Expenses and Allocable Taxes will have been paid during such Year or broken portion thereof.

(d) Neither party may claim a re-adjustment in respect of the Tenant's Proportionate Share of Allocable Operating Expenses or Allocable Taxes based upon any error of estimation, determination or calculation thereof unless claimed in writing prior to the expiration of two years after the date on which the Tenant has been notified of the re-calculation referred to herein, other than any claim of re-adjustment based upon other matters, including without limitation the outcome of litigation or negotiation affecting expenses which constitute component parts of the Allocable Taxes or Allocable Operating Expenses.

(e) In the event that the Landlord shall change its accounting system or procedures so that it shall become more convenient for the provisions of subclauses 4 (c), 4 (d) and 4 (f) to be administered on the basis of some twelve
(12) month period other than one ending on December 31, then the Landlord may determine upon not less than six (6) months written notice to the Tenant and other tenants that such provisions of this lease and comparable provisions of other leases of premises in the Building shall be so administered and after the expiry of the notice period subclauses 4 (c) and 4 (d) and 4 (f) shall be and be deemed to be appropriately amended to that end.

(f) Notwithstanding the preceding provisions of this clause, if, during any period for which a computation of Allocable Operating Costs must be made, the Building is less than ninety-five per cent (95%) occupied, then the Allocable Operating Costs for such period shall be adjusted by adding to the actual Allocable Operating Costs for such period an amount equal to the additional operating expenses. as the case may be, which would have been incurred if the Building had been ninety-five per cent (95%) occupied for such period.

PAYMENT OF TAXES

5.(a) The Landlord covenants with the Tenant to pay all Allocable Taxes and to pay all realty taxes and local improvement rates, municipal, parliamentary, or otherwise, levied against the Building.

(b) The Tenant covenants with the Landlord to pay promptly when due to the taxing authority or authorities having jurisdiction, all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on in the Premises by the Tenant, subtenants, licensees, or other occupants of the Premises or in respect of the use or occupancy thereof, including license fees and Business Taxes levied or assessed pursuant to the Assessment Act R.S.O. 1980 c.31. The Tenant further covenants with the Landlord to pay to the Landlord promptly on demand by the Landlord, an amount equal to any of the following taxes the Landlord may determine to recover from the Tenant, and any amounts so paid by the Tenant to the Landlord (and from all other tenants under corresponding clauses of other leases) shall be excluded in the determination of Allocable Taxes:

     (i) all taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Premises; and

     (ii) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Premises, the Premises, or any part of them shall be assessed for the support of separate schools, the amount by which the taxes so payable exceed those which would have been payable if the Premises had been assessed for the support of public schools.

(c) The Tenant further covenants with the Landlord to pay to the Landlord (acting as agent for the taxing authority if applicable) or directly to the taxing authority (if required by the applicable legislation) in the manner specified by the Landlord, acting reasonably the full amount of all goods and services taxes, sales taxes, and any other taxes imposed on the Tenant in respect of the rent payable by the Tenant under this Lease or in respect of the rental of space by the Tenant under this Lease (collectively and individually, "GST"). GST is payable by the Tenant whether characterized as a goods and services tax, sales tax, or otherwise. GST so payable by the Tenant will: (i) be calculated by the Landlord in accordance with the applicable legislation; (ii) be paid by the Tenant at the same time as the amounts to which the GST applies are payable to the Landlord under the terms of this Lease (or upon demand at such other time or times as the Landlord from time to time determines): and
(iii) despite anything else in this Lease. be considered not to be rent, but the Landlord shall have all of the same remedies for and rights of recovery with respect to such amounts as it has for non-payment of rent under this Lease or at law.

(d) The Landlord may postpone payment of any taxes payable by it and the Tenant may postpone payment of any taxes, rates, duties, levies, and assessments payable by it hereunder directly to a taxing authority in each case to the extent permitted by law and if prosecuting in good faith an appeal against the imposition thereof, and provided in the case of a postponement by the Tenant that if the Building or any part thereof or the Landlord shall have become liable to assessment, prosecution, fine or other liability, the Tenant shall give security to the Landlord in a form and in an amount reasonably satisfactory to the Landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

(e) Where the determination of any taxes depends upon an apportionment of an assessment which has not been made by the taxing authority or authorities having jurisdiction, the Landlord may determine the same. Any determination so made by the Landlord shall be binding upon the Tenant unless shown to be unreasonable or erroneous in some substantial respect. If the Tenant does not dispute the Landlord's determination within one year of receipt of notice of such determination, the Tenant shall be deemed to accept the accuracy of such determination and shall not be entitled to dispute it thereafter.

(f) Notwithstanding the foregoing, in the absence of any separate assessment of Leasehold Improvements or trade fixtures (if assessable), furniture or equipment of the Tenant referred to in item (i) of subclause 5 (b) or of other tenants, the Landlord may elect not to make a determination thereof and may from time to time waive payment of amounts which would otherwise be payable by the Tenant under that item (and by other tenants under comparable provisions of other leases of premises in the Building), in which event such amounts shall form part of Allocable Taxes, without prejudice to the right of the Landlord to make any such determination in the future, either generally or in the case of the Tenant or any other tenant where the value of such Leasehold improvements, trade fixtures, furniture or equipment is unusually large, with the intent that the enforcement or non-enforcement of the said item (and any like provisions in other leases) shall not operate so as to impose any substantial inequity against tenants including the Tenant.

(g) Whenever requested by the Landlord, the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant directly to a taxing authority or authorities and furnish such other information in connection therewith as the Landlord may reasonably require.

(h) The Tenant agrees that it will not conduct any appeal from any governmental assessment or determination of the value of the Building or any portion thereof whether or not the assessment or determination affects the amount of tax to be paid by the Tenant. The Tenant shall instead rely upon the Landlord to conduct any such appeal in the interest of all occupants of the Building and the Landlord agrees that it will do so (with the expense to be included in Allocable Operating Expenses) if the appeal in the opinion of the Landlord would be reasonably likely to attain a favourable result, but the Landlord shall in no event be responsible or liable to the Tenant for any act or failure to act regarding any such appeal unless such act or omission was committed in bad faith. Notwithstanding the foregoing, if the Landlord does not wish to conduct any appeal, then the Tenant will be allowed to conduct any appeal and agrees to indemnify the Landlord from any costs in relation thereto. The Landlord agrees to provide copies of the assessment to the Tenant but will not provide any determinations of the value of the Building.

TENANT'S COVENANTS

6.       And the Tenant covenants with the Landlord:

(a)      Rent

To pay rent, Additional Rent, the cost of Special Tenant Operating Expenses and for any Additional Services provided for herein.

(b)      Use

To use the Premises only for the purpose of an office for the conduct of the Tenant's business and for any similar other use permitted by municipal by-laws.

(c)      Prohibited Uses of Premises

The Premises shall not be used in any manner which obstructs any part of the Building Administration Areas, or for any purpose except that permitted by clause 6 (b) hereof. The Tenant shall not use or permit any part of the Premises to be used in any manner which interferes or intrudes upon the use and enjoyment of the Building by any other tenant or which in the reasonable opinion of the Landlord is inconsistent with the general character of the Building.

(d)      Waste and Nuisance

Not to commit, or permit, except as herein otherwise provided, any waste or injury to the Premises including the Leasehold Improvements and any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading contemplated by the design criteria referred to in subclause 6
(m) hereof, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Building.

(e)      Insurance

That the Tenant shall, during the entire term hereof and during any period of occupation of the Premises prior to the Commencement Date, at its sole cost and expense, take out and keep in full force and effect and in the names of the Tenant, the Landlord and the mortgagees of the Landlord as their respective interests may appear, the following insurance:

     (i) insurance upon property of every description and kind owned by the Tenant, in the nature of a Leasehold Improvement in an amount not less than ninety percent (90%) of the full replacement cost thereof, with coverage against at least the perils of fire and standard extended coverage including sprinkler leakages (where applicable), earthquake, flood and collapse.

     (ii) business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils;

     (iii)public liability and property damage insurance including personal injury liability, contractual liability and non-owned automobile liability insurance coverage with respect to the Premises and the Tenant's use of any part of the Building and which coverage shall include the activities and operations conducted by the Tenant and any other person on the Premises. Such policies shall be written on a comprehensive basis with limits of not less than $5,000,000.00 for bodily injury to any one or more persons, or property damages, and such higher limits as the Landlord or the mortgagees of the Landlord may reasonably require from time to time. and all such policies shall contain a severability of interest clause and a cross liability clause. Landlord shall be responsible for damages arising from its negligence or its invitees;

     (iv) Tenant's legal liability insurance for the full replacement cost of the Premises, such coverage to include the activities and operations conducted by the Tenant and any other persons on the Premises; and

     (v) Any other form or forms of insurance which the Tenant or the Landlord or the mortgagees of the Landlord reasonably require from time to time, in form, in amounts, and for insurance risks against which a prudent tenant would protect itself.

All policies required to be written on behalf of the Tenant pursuant to this subclause shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible whether any such damage is caused by the act, omission, or negligence of the Landlord or by those for whom the Landlord is, in law, responsible. All policies shall be taken out with insurers acceptable to the Landlord and in a form satisfactory from time to time to the Landlord. The Tenant agrees that certificates of insurance will be delivered to the Landlord as soon as practicable after the placing or the required material change, cancellation or other termination thereof.

(f)      Insurance Proceeds

That in the event of damage or destruction to the Leasehold Improvements in the Premises covered by insurance required to be taken out by the Tenant pursuant to subclause 6 (e), the Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such Leasehold Improvements. In the event of damage to or destruction of the Building entitling the Landlord to terminate this lease pursuant to subclause 11 (b) hereof, then if the Premises have also been damaged, the Tenant will pay to the Landlord its insurance proceeds relating to the unamortized cost of the Leasehold Improvements in the Premises.

(g)      Use of Premises - Insurance

That neither the Tenant nor its officers, directors, agents, servants, licensees, concessionaires, assignees or subtenants shall bring on to the Premises, nor do, nor omit, nor permit to be done or omitted upon or about the Premises anything which shall cause the rate of insurance payable by the Landlord upon the Premises or the Building or a part thereof or its contents to be increased. If the said rate of insurance shall be increased by reason of the use made of the Premises or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or its officers, directors, agents, servants, licensees, concessionaires, assignees or subtenants or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall pay to the Landlord forthwith upon demand the amount of such increase without prejudice to the Landlord's rights to terminate this Lease and re-enter the Premises for breach of this covenant. If the said rate of insurance shall be increased as aforesaid, the Landlord will use its reasonable efforts to obtain a statement from its insurer as to the reasons why the rate of insurance shall be increased.

(h)      Use of Premises - Cancellation of Insurance

That if any policy of insurance upon the Building or any part thereof or the contents shall be cancelled or refused to be renewed or granted by an insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or by any of its officers, directors, agents, servants, licensees, concessionaires, assignees, subtenants, or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall within a reasonable time remedy or rectify such use or occupation and if the Tenant shall fail to do so within a reasonable time the Landlord may at its option terminate this Lease by leaving upon the Premises notice in writing of such termination and the Tenant shall within a reasonable time deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the Premises and the Tenant shall thereupon pay all rent and any other payment for which the Tenant is liable under this lease, apportioned to the date of such termination, together with all losses, damages or costs of any kind arising out of the Tenant's breach of this provision and/or the termination of this lease under this subclause.

(i)      Landlord Not Liable

That the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees or licensees or any other person in, on or about the Building unless resulting from the negligence of the Landlord, and in no event shall the Landlord be liable:

     (i) for any damage (other than Insured Damages) which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises provided the Landlord acts with all promptness to remedy such condition or arrangement or such interruption or breakdown;

     (ii) INTENTIONALLY DELETED

     (iii)for loss or damage however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant.

(j)      Indemnification of Landlord

That the Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant pursuant to this Lease), costs, claims, actions, damages, liability and expense in connection with any breach, violation or non-performance of any covenant, obligation or agreement of the Tenant under this Lease, any loss of life, personal injury or damage to property arising from any occurrence in, upon or at the Premises, or the occupancy or use by the Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees or concessionaires, customers, invitees or by anyone permitted to be on the Premises by the Tenant or any contract, lien, privilege, mortgage, charge or encumbrance on the Building arising from or occasioned by the act, default or negligence of the Tenant, its officers, agents, servants, employees, contractors, customers, invitees, concessionaires or licensees. In case the Landlord shall. without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation. This indemnification shall survive the expiry or sooner termination of this lease, anything in this lease to the contrary notwithstanding.

(k)      Compliance with Laws

To comply promptly, at its own expense, with and conform to the requirements of all applicable statutes, laws, by-laws, regulations, ordinances and orders of any municipal, federal, provincial, or other governmental authority at any time in force during the term hereof and affecting the occupation or use of the Premises, or affecting the condition, equipment, or use of the Leasehold Improvements, trade fixtures, furniture or equipment installed in the Premises, or affecting the making by the Tenant of any repairs, changes, or improvements in the Premises. If the Tenant should default under the provisions of this subclause, the Landlord may, without prejudice to its rights to terminate this lease or to re-enter the Premises for breach of covenant contained in this sub-clause, comply with any such requirements aforesaid and the Tenant shall forthwith on demand pay all costs and expenses incurred by the Landlord in this regard, plus an administrative charge of fifteen per cent (15%) of such costs and expenses, and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this lease.

(1)      Rules and Regulations

To observe and perform, and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control to observe and perform, the rules and regulations attached as Schedule "F" hereto, and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant, except that no change may be made that is inconsistent with this lease unless the Tenant consents thereto. The Tenant acknowledges and agrees that the rules and regulations, as from time to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Premises, and may be waived in whole or in part with respect to the Premises without waiving them as to future application to the Premises, and the imposition of such rules and regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non -enforcement.

(m)      Alterations

That the Tenant shall have the right to make any alteration, installation, addition or improvement to the Premises or construct or place any Leasehold Improvements or trade fixtures provided it first submits the plans and specifications thereof, (including materials to be used) to the Landlord, and further provided it first obtains the Landlord's approval thereof in writing, such approval not to be unreasonably withheld. The Tenant shall also obtain the Landlord's prior written consent to any change or changes in such plans and specifications submitted as aforesaid, subject to the payment of the cost to the Landlord of having its Architect approve of such changes, prior to proceeding with any work based on such drawings or specifications. All reasonable out-of-pocket expenses incurred by the Landlord in connection with such request for approval shall be recoverable from the Tenant. Upon receiving the Landlord's approval in writing the Tenant shall forthwith commence and diligently complete the installation, alteration or erection of such work. Any such work may be performed by contractors engaged by the Tenant but in each case only under written contract approved in writing by the Landlord and subject to all reasonable conditions which the Landlord may impose, provided nevertheless that the Tenant shall provide to the Landlord the names of the contractors and any drawings for its approval for any sprinkler system, mechanical or electrical work. Without limiting the generality of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors. The Tenant shall submit to the Landlord's reasonable supervision over construction and promptly pay to the Landlord's or Tenant's contractors, as the case may be, when due, the cost of all such work and of all materials, labour and services involved therein and of all decoration and all changes in the Building, its equipment or services necessitated thereby. The Tenant shall also pay to the Landlord a fee equal to ten per cent (10%) of the cost of the Leasehold Improvements and alterations representing the Landlord's overhead during the installation by the Tenant of the Leasehold Improvements and alterations other than the first Leasehold Improvements on the Premises or any expansion premises or Right of First Refusal premises. The Landlord may from time to time prepare and distribute to the Tenant design criteria setting forth the Landlord's usual standards for the obtaining of approval for any such alteration, addition, improvement, construction or placing by the Tenant, and failure to comply with any such design criteria shall be considered sufficient reason for the Landlord refusing its consent hereunder. Nevertheless, such design criteria shall not prejudice the Landlord's right to refuse consent and shall not relieve the Tenant from the obligation to obtain the approval of the Landlord for any and every such activity. In no event shall the Tenant alter or interfere with window coverings or other light control devices installed by the Landlord on exterior windows.

In connection with the making, erection, installation or alteration of Leasehold Improvements and trade fixtures and all other work or installations made by or for the Tenant in the Premises the Tenant shall comply with all provisions of the Construction Lien Act and other statutes from time to time applicable thereto (including any provision requiring or enabling the retention by way of holdback of portions of any sums payable) and except as to any such holdback shall promptly pay all accounts relating thereto. The Tenant will not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or trade fixtures without the consent of the Landlord, nor shall the Tenant take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Premises, or to the Building.

If and whenever any construction or other liens for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefore shall be registered or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within five (5) days after receipt of notice thereof procure the discharge thereof, including the vacating of any certificate of action registered in respect of any lien, and failing which the Landlord may in addition to all other remedies hereunder make any payments required to procure the discharge of any such hens or encumbrances and any sum so paid by the Landlord shall be paid by the Tenant to the Landlord forthwith on demand therefor and shall be recoverable by the Landlord in the same manner as rent. The Landlord's right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defence.

Any erection, addition or improvement placed upon the Premises shall be subject to all the provisions of this lease, and if removed as hereinafter provided, the Tenant shall repair all damage caused by the installation and removal thereof.

(n)      Energy Conservation

To comply with reasonable measures introduced by the Landlord or measures introduced by legislative authority from time to time as they relate to Common Areas or other tenant areas in the interest of energy conservation and provided it does not interfere with the Tenant's business on a 7 day a week, 24 hour a day basis or create any employee security issues and to control Allocable Operating Expenses whereby the Landlord may by the use of a pulse or other system turn out or reduce all lighting in the Office Premises except emergency lighting and lighting which the Tenant may separately control by local switching for the Premises (the Landlord to communicate from time to time to the Tenant the schedule for the use of such a system) and reduce energy consumption in the Office Premises, provided that if the Tenant does not participate in such approved measures with respect to the Premises, the Tenant may be required to pay, as Special Tenant Operating Expenses, for the additional energy consumed in the Premises as a result of its not participating in such measures.

(o)      Repair

That the Tenant shall repair, reasonable wear and tear, and damage by fire, lightning, tempest, standard extended coverage insurance perils, structural defect and weakness only excepted; but this obligation shall not extend to structural members, or to exterior glass or to repairs which the Landlord would be required to make pursuant to subclause 7 (h) but for the exclusion therefrom of defects not sufficient to impair the Tenant's enjoyment of the Premises while using them in a manner consistent with this lease; if the Premises occupy the entire Rentable Area of any floor of the Building the Tenant shall repair as aforesaid and maintain any washrooms on any such floor. The Landlord or its agents at all reasonable times during the term may enter the Premises to inspect the condition thereof; where an inspection reveals repairs are necessary and required by the lease to be done by the Tenant, the Landlord shall give the Tenant notice in writing and thereupon the Tenant shall within five (5) days from the delivery of such notice, make, or commence making and diligently proceed with, the necessary repairs in a good and workmanlike manner; if the Tenant fails to repair after receiving notice as aforesaid the Landlord may commence or complete the necessary repairs and any expenses so incurred by the Landlord plus an administrative charge of ten per cent (10%) of such expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears.

(p)      Damage by Tenant

That if any part of the Building including exterior glass and the systems for interior climate control and for the provision of utilities, becomes out of repair, damaged or destroyed through the negligence of or misuse by the Tenant or its employees, agents, invitees or others under its control, the expense of repairs or replacements thereto necessitated thereby shall be reimbursed to the Landlord by the Tenant promptly upon demand save in respect of Insured Damage.

(q)      Utilities

From and after the Commencement Date, the Tenant shall pay to the Landlord within thirty (30) days of demand therefor:

     (i) all rates and charges for water, gas, and electric power services and all other utilities supplied to or used in connection with the Premises as determined by the Landlord on a consistent basis for all tenants of all premises in the Building,

and

     (ii) a reasonable amount for the cleaning, maintaining and servicing of the electric lighting fixtures in the Premises including the replacement of electric light bulbs, tubes, starters and ballasts. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord.

     (iii)If there are no separate meters for measuring the consumption of such utilities, the Tenant shall pay to the Landlord, in advance by monthly instalments as Additional Rent, such amounts as may be reasonably estimated by the Landlord from time to time as the cost of such utilities for the Premises. The Tenant shall advise the Landlord forthwith of any installations, appliances or business machines used by the Tenant and consuming or likely to consume large amounts of electricity or other utilities and further, and the Landlord shall have the right to require the Tenant to install a separate meter at the Landlord's expense.

(r)      Tenant not to Overload Facilities

The Tenant shall not install any equipment which may exceed or overload the capacity of any utility, electrical or mechanical facilities in the Premises and the Tenant will not bring onto the Premises or install any utility, electrical or mechanical facility or service which the Landlord does not approve. The Tenant agrees that if any equipment installed by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may in its sole discretion if they are available elect to install them at the Tenant's expense and in accordance with plans and specifications approved in advance by the Landlord and as may be required by the Landlord's insurance underwriters or governmental authorities having jurisdiction.

LANDLORD'S COVENANTS

7. And the Landlord covenants with the Tenant:

(a)      Quiet Enjoyment

For quiet enjoyment.

(b)      Heating, Ventilating, and Air-Conditioning

To maintain in the Premises conditions of reasonable temperature and comfort during Normal Business Hours in accordance with standards of interior climate control generally pertaining at the date of this lease applicable to normal occupancy of premises for office purposes, such conditions to be maintained by means of a system for heating and cooling, dehumidifying, filtering and circulating air and processed air.

The Landlord shall not be responsible for any inadequacy of performance of the said system if the occupancy of the Premises exceeds one person for every 100 square feet of floor area, or if the electrical power consumed in the Premises for all purposes exceeds normal use for office purposes, or if the Tenant installs partitions or other installations in locations which interfere with the proper operation of the system of interior climate control. If the use of the Premises does not accord with the aforementioned requirements and changes in the system are (in the reasonable opinion of the Landlord) desirable to accommodate such use the Landlord may make such changes and the entire expense of such changes will be reimbursed by the Tenant to the Landlord on demand, and shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears. If in the opinion of the Landlord, such changes result in maintenance costs or operating costs in excess of those which would have occurred had such changes not been made, the Landlord may estimate the amount of such excess on a reasonable basis and such amount shall be a Special Tenant Operating Expense.

(c)      Cleaning

To provide janitor and cleaning services, including outside window washing, to the Building including the Premises and common areas of the Building consisting of the services to be rendered substantially in accordance with the standards of office buildings of a similar type at the date of this Lease. It is agreed by the Tenant that any janitor or cleaning services (including outside window washing) which the Landlord shall provide to the Premises in addition to those described above, shall be Additional Services.

(d)      Electric and Water Services

In accordance with Schedule "C" attached to bring electrical and telephone service to the floor on which the Premises are situate, and to provide water to washrooms available for the Tenant's use. The Landlord may from time to time establish a reasonable procedure (and, in that event, shall notify the Tenant) to determine whether the use by the Tenant of electricity is in excess (on a per square foot basis) of the normal office consumption in the Building or outside Normal Business Hours and, if so, may charge the Tenant for the cost of the excess as a Special Tenant Operating Expense. If the Tenant is unsatisfied with such procedure, and desires the installation of a separate electricity consumption meter, any installation that may be agreed to by the Landlord shall be at the expense of the Landlord.

(e)      Elevators

To furnish, except when repairs are being made, passenger elevator service during Normal Business Hours; operator-less automatic elevator service, if used, shall be deemed elevator service within the meaning of this sub-clause, and to permit the Tenant and the employees of the Tenant to have the free use of such elevator service in common with others. All deliveries to the Premises shall be made by the elevator designated by the Landlord during hours prescribed therefore by the Landlord.

(f)      Washrooms

In accordance with Schedule "B" attached to provide washrooms on each floor occupied by the Tenant, and to give the Tenant and the Tenant's employees and all other persons authorized by the Tenant in common with others entitled thereto to use, according to their sex, the washrooms so provided, provided that where any Tenant is in occupation of an entire floor of the Building, the Tenant so in occupation may exclude all other tenants and their employees and invitees, from the use of the washrooms located on any such floor.

(g)      Maintain Building

To operate and maintain the Building, so that the Premises shall be suitable for the purpose for which they are hereby leased, but not to maintain anything which under the provisions of this lease is the obligation of the Tenant.

(h)      Repair

Subject to the provisions of subclause 6 (o) hereof, to keep the Building and the structural members or elements of the Premises in a good and reasonable state of repair and to repair defects in construction performed, or installation made, by the Landlord to the Building if, and to the extent that, such defects impair the enjoyment of the Premises by the Tenant using them in a manner consistent with this Lease; provided that the Landlord shall not be required to repair Leasehold Improvements unless and to the extent that damage to any Leasehold Improvements is caused by the negligence of the Landlord, Landlord acknowledges there will be a one year warranty on construction performed, or installation made, by the Landlord to the Building.

(i)      Snow Removal

Whenever reasonably required, to remove ice and snow from the sidewalks appurtenant to the Building, all walkways, ramps, driveway and parking areas.

(j)      Insurance

To insure and keep insured the Building and all improvements and installations made by the Landlord in the Premises (other than improvements made in the Premises on behalf of the Tenant or any previous occupant of the Premises) against loss or damage by fire, lightning, tempest, and such other standard extended coverage insurance perils as are normally entered into from time to time during the term by owners of similar buildings for such an amount as in the opinion of the Landlord is necessary to protect the Landlord against such loss or damage, and on such terms and with such insurer as the Landlord may in its absolute discretion determine; provided that and it is agreed, that the Landlord shall not be required to insure any Leasehold Improvements in the Premises; and further provided, and it is further agreed, that the Landlord shall not be liable:

     (i) for any damage, (other than Insured Damage) which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building, or from the pipes or plumbing works, including the sprinkler system, or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads or for any damage caused by anything done or omitted by any other tenant;

     (ii) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor, or person from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Premises or the Building; or

     (iii)for loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant;

All policies required to be written on behalf of the Landlord pursuant to this subclause shall contain a waiver of any subrogation rights which the Landlord's insurers may have against the Tenant and against those for whom the Tenant is, in law, responsible whether any such damage is caused by the act, omission, or negligence of the Tenant or by those for whom the Tenant is, in law, responsible.

The Landlord shall have the right to stop the use of the facilities and the supply of the services mentioned in this clause 7 when necessary by reason of accident, or during the making of repairs, alterations, or improvements to any of the said services or facilities which the Landlord in its absolute discretion deems necessary or desirable until the said repairs, alterations or improvements, shall have been completed to the satisfaction of the Landlord, provided it provides prior notice to the Tenant, it being agreed that such prior notice is not required in the case of an emergency, but the Landlord shall make such repairs, alterations or improvements with all reasonable speed, the Landlord shall not be liable for failure to operate any of the said facilities or supply any of the said services during any such stoppage as aforesaid, or for any period of time that the Landlord is prevented from operating any such facilities or supplying any such services by reason of strike, by order or regulation of any governmental authority or agency, or failure of electric current. steam or water supply necessary to the operation of any such facility or the supply of any such service, or by the failure to obtain any such supply with the exercise of reasonable diligence or by any other cause beyond the Landlord's reasonable control.

Indemnification of Tenant

That the Landlord shall indemnify the Tenant and save it harmless from and against any and all loss, costs, claims, actions, damages, liability and expense in connection with any breach, violation or nonperformance of any covenant, obligation or agreement of the Landlord under this Lease.

MONTHLY TENANCY

8. If the Tenant shall continue to occupy the Premises after the expiration of the term of this lease, with the consent of the Landlord and without any further written agreement, the Tenant shall be a monthly tenant at a monthly rental equal to the monthly instalments of rent and additional rent payable hereunder during the term hereby granted or any renewal thereof, such rental to be payable in advance on the first day of each and every month and such monthly tenancy to be upon the terms and conditions and subject to all other charges and amounts payable as set out herein except as to length of tenancy.

ASSIGNMENT AND SUBLETTING

9. (a) The Tenant will not assign, set over, transfer, sublet or sublease, hypothecate, encumber or in any way deal with or part with the whole or any part of the Premises to anyone, for or during the whole or any part of this term, without written consent first being obtained from the Landlord, provided that such consent shall not be unreasonably withheld as to any proposed assignee or sublessee who, in the Landlord's judgment. has a satisfactory financial condition and a good reputation in the business community, and who agrees to use the Premises for purposes satisfactory to the Landlord,

And further provided, however, and it is made a condition to the giving of such consent that:

     (i) any proposed assignee or sublessee of this lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this lease imposed upon the Tenant herein in a form to be approved by the solicitor for the Landlord;

     (ii) in the event of an assignment  consented to by the Landlord the Tenant
          shall  nonetheless   remain   responsible  to  the  Landlord  for  the
          fulfillment of all obligations created by this Lease;

     (iii)the total rent to be paid by the assignee or subtenant which exceeds the Basic Rent and Additional Rent (on a proportionate basis relative to the space occupied) to be paid by the Tenant to the Landlord under the terms of the Lease, shall be paid to the Landlord; and

     (iv) any fee, payment, charge or other consideration payable by the assignee or subtenant in respect of the Tenant's assignment of this Lease or subletting of the Premises shall accrue to the benefit of and shall be paid to the Landlord.

Without limitation, the Tenant shall for the purpose of this clause 9, be considered to assign or sublet in any case where it permits the Premises or any portion thereof to be occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, subletting, license or other fights, and shall also include any case where any of the foregoing occurs by operation of law.

(b) The Tenant shall not assign this lease or sublet the whole or any part of the Premises unless:

     (i) The Tenant shall have obtained a bona fide written offer to take an assignment or to sublet for an intended use permitted under this Lease which the Tenant has determined to accept subject to compliance with this clause 9. Such offer shall disclose any and all payments made or to be made by the proposed assignee or subtenant as consideration for such assignment or subletting; and

     (ii) The Tenant shall have first requested and obtained the consent in writing of the Landlord thereto.

Any request for consent shall be in writing and accompanied by a true copy of the offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing and business of the proposed assignee or subtenant. If such consent shall be given the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise.

ADDITIONAL SERVICES

10. (a) If the Tenant wishes any Additional Services to be performed in or relating to the Premises it shall so advise the Landlord in writing, and the Landlord shall have the right, but not the obligation, to perform any such Additional Services. If the Landlord performs any such Additional Services the Tenant shall pay the Cost of Additional Services so performed, plus an administrative charge of ten per cent (10%) of such cost, forthwith on demand upon receipt of the invoice therefor from the Landlord. If the Landlord does not wish to exercise its rights to perform any Additional Services, the Tenant shall not cause any such Additional Services to be performed by any person unless and until he has obtained the consent of the Landlord in writing to the performance of such Additional Services by such person, such consent not to be unreasonably withheld.

DAMAGE OR DESTRUCTION

11. (a) In the event of damage to the Premises or to other portions of the Building which affect access or services essential to the Premises, and if the damage is such that the Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purpose of its business for any period of time in excess of ten (10) days, then:

     (i) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control, from and after the expiration of ten (10) days after the occurrence of the damage and until the Premises are again reasonably capable of use and occupancy as aforesaid, the rental payable pursuant to clause 3 (but not the Tenant's Proportionate Share of Allocable Operating Expenses and Allocable Taxes, or any other payments required to be made by the Tenant hereunder except to the extent of any direct reduction in such Allocable Operating Expenses and Allocable Taxes arising as a result of such damage) shall abate from time to time in proportion to the part or parts of the Premises not reasonably capable of such use and occupancy;

     (ii) Subject to subclause (b) below, the Landlord and Tenant shall diligently commence and complete repairs to any such damage in accordance with their obligations under this lease, but to the extent that any part of the Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant would otherwise be entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to be completed with reasonable diligence.

(b) Notwithstanding subclause 11 (a) above, in the event of damage or destruction to the Premises or to the Building, which in the reasonable opinion of the Landlord cannot be, using reasonable diligence, repaired or made reasonably fit for occupancy within one hundred and eighty (180) days from the date of damage or destruction, then:

     (i)  if the destruction or damage is to the Building, the Landlord, or:

     (ii) if the destruction or damage is to the Premises, either party, may terminate this lease on written notice given within forty-five (45) days after the occurrence of such damage or destruction.

In the event of such damage or destruction occurring in the last year of the term hereof or any renewal thereof, so that the Premises or the Building are incapable of being rebuilt or made reasonably fit for occupancy within thirty
(30) days from the date of damage or destruction, the Landlord may terminate this lease on written notice given within twenty (20) days after the occurrence of such damage or destruction.

In the event that any mortgagee or other person entitled thereto shall not consent to the payment to the Landlord of the proceeds of any insurance policy for the purpose of rebuilding or restoring the Building or the Premises, the Landlord may terminate this lease on written notice.

(c) Upon the termination of this lease, as hereinbefore provided, Rent, or the proportionate part of Rent abated as aforesaid, and any other sums owing by the Tenant to the Landlord shall be apportioned and paid to the date of such termination and the Tenant shall forthwith deliver up possession of the Premises.

(d) The certificate of the Architect as to the length of time required, using reasonable diligence, to rebuild or restore the Building or the Premises, or as to when the Premises or any portion thereof are reasonably fit for occupancy by the Tenant shall be conclusive and binding upon the Landlord and the Tenant.

LEASEHOLD IMPROVEMENTS AND TRADE FIXTURES

12. Subject to the provisions of Section 28 of Schedule "E" attached all Leasehold Improvements in or upon the Premises shall immediately upon their placement be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Premises either during or at the expiration or sooner termination of the term except that:

     (i)  the Tenant may at the end of the term remove its trade fixtures;

     (ii) the Tenant shall at the end of the term remove such trade fixtures in the Premises as the Landlord shall require to be removed; and

     (iii)the Tenant may remove its furniture and equipment at the end of the term, and also during the term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment.

The Tenant shall, in the case of every removal either during or at the end of the term, make good at the expense of the Tenant any damage caused to the Premises by the installation and removal.

SIGNS AND DIRECTORY

13. See Schedule "E", Riders Nos.26 and 27.

ACCESS, INSPECTION, RIGHT TO SHOW PREMISES

14.(a) The Landlord shall have the right at any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Premises in the event of an emergency or for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Premises or the Building, and to have access to utilities and services (including underfloor conduits and access panels, which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. The Landlord in exercising this right shall proceed in such a manner so as to minimize interference with the Tenant's use and enjoyment of the Premises.

(b) The Landlord and its authorized agents and employees shall have the right of entry to the Premises during the last twelve (12) months of the term or any extension thereof for the purpose of exhibiting them to prospective tenants.

LANDLORD'S REMEDIES

15.(a)   Re-entry

The Landlord may re-enter upon non-payment of rent or non-performance of covenants subject to the provisions of this lease;

(b) Remedies of Landlord

If the Tenant shall fail to make any payment or part thereof for five (5) days after the due date therefor, or shall fail to perform or observe any other covenants, provisos or agreements contained herein which such failure shall continue for fifteen (15) days after written notice thereof, provided if such failure cannot be cured within 15 days, the Tenant shall not be deemed to be in default herein if it has commenced the cure of such failure within such 15 day period and has diligently pursued its cure thereafter, then, and in each such case, the Landlord shall have the following remedies:

     (i)  Termination

     The Landlord may by written notice terminate this Lease, without prejudice to any other rights or remedies it may have, and rent and any other payments for which the Tenant is liable shall be apportioned and paid in full to the date of such termination together with the reasonable expenses of the Landlord attributable to the termination of the lease, including legal fees on a solicitor/client basis, and the Tenant shall immediately deliver up possession of the Premises to the Landlord;

     (ii) Recovery of Expenses

     The Landlord may enter the Premises and perform the obligation on behalf of the Tenant, and shall not be liable for any loss or damage to the Tenant's goods, chattels or business caused in so doing. Any reasonable expenses incurred by the Landlord in so doing (including, without limitation, legal fees on a solicitor/client basis and compensation for the Landlord's services) together with interest thereon at the rate of five (5) percentage points above the lowest rate of interest at the date or dates of the incurring of such expenses quoted by chartered banks to the most credit-worthy borrowers for prime business loans, as determined and published by the Bank of Canada shall be paid by the Tenant to the Landlord forthwith on demand therefor and shall be recoverable in the same manner as Rent.

     (iii) Right to Relet

     The Landlord shall have the right to enter the Premises and to relet the same as agent for the Tenant for whatever term and on whatever conditions the Landlord shall, in its sole discretion, deem advisable, and the Tenant shall pay to the Landlord, in monthly instalments for the balance of the term of this lease (which shall be deemed for the purposes of this item
     (iii) not to have been terminated by any action of the Landlord hereunder, including the making of alterations to the Premises deemed by the Landlord to be necessary or advisable for the purpose of reletting them), any deficiency between the sum of one-twelfth of the Rent and Additional Rent payable pursuant to clause 3 hereof and the amount, if any, of Rent and Additional Rent actually received by the Landlord in respect of the Premises, after deducting therefrom all amounts reasonably attributable to the reletting of the Premises or any portion thereof:

(c)      Curing of Default

In the event of a default by the Tenant such as can be cured only by the performance of work or the furnishing of materials, and if such work cannot reasonably be completed or such materials reasonably obtained and/or utilized within fifteen (15) days, such default shall not be deemed to continue if the Tenant proceeds promptly with such work as may be necessary to cure the default and diligently complete the same;

(d)      Distress

The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the term shall be exempt from levy by distress for Rent or any other charges. If the Tenant shall leave the Premises leaving any Rent or other amounts owing under this Lease unpaid, the Landlord, in addition to any other available remedy, may seize and sell the goods and chattels of the Tenant at any place to which the Tenant or other person may have removed them in the same manner as if such goods and chattels had remained and been distrained upon the Premises.

(e)      Interest

All sums, for Rent or otherwise, payable to the Landlord under the terms of this Lease shall bear interest at a rate five (5) percentage points above the lowest rate of interest quoted by chartered banks to the most credit-worthy borrowers for prime business loans, as determined and published by the Bank of Canada from their respective due dates until the actual dates of payment.

(f)      Application of Receipts

The Tenant covenants and agrees that the Landlord may, at its option, apply all sums received from the Tenant to any Rent or other amounts payable hereunder in such order as the Landlord sees fit.

BANKRUPTCY, IMPROPER USE, ETC.

16. Subject to any other rights or remedies available to the Landlord, the Tenant covenants and agrees that if the term hereby granted or any of the goods and chattels of the Tenant on the Premises shall be at any time during the term hereof seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors, or any bulk sale, or becoming bankrupt or insolvent shall take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or if a receiving order is made against the Tenant, or if any order shall be made for the winding up of the Tenant, or if the Premises shall without the written consent of the Landlord become and remain vacant for a period of four (4) days, or be used by any other persons than such as are entitled to use them under the term of this Lease, or if the Tenant shall without the written consent of the Landlord abandon or attempt to abandon the Premises or to sell or dispose of goods or chattels of the Tenant or to remove them or any of them from the Premises so that there would not in the event of such abandonment, sale or disposal be sufficient goods on the Premises, subject to distress to satisfy the rent above due or accruing due, or if the Premises are used for a purpose other than that as herein provided, then in every such case, the then current month's Rent and the next ensuing three months' Rent together with all additional charges payable by the Tenant hereunder (to be pro-rated if necessary) shall immediately become due and be payable and the Landlord may re-enter and take possession of the Premises as though the Tenant or the servants of the Tenant or any other occupant of the Premises were holding over after the expiration of the term hereof, and the said term shall, at the option of the Landlord, forthwith become forfeited and determined, and in every one of the cases above, such accelerated Rent shall be recoverable by the Landlord in the same manner as the Rent hereby reserved.

17.      INTENTIONALLY DELETED

18.      INTENTIONALLY DELETED

19.      PARKING

The Landlord shall have the right to establish Rules and Regulations governing the use of the parking from time to time and the Tenant hereby agrees to observe and abide by all such Rules and Regulations. See Schedule "E", Section No.20. Notwithstanding anything contained to the contrary in either the Offer to Lease accepted November 26th, 1998 between the Landlord and the Tenant or this Lease, the Tenant acknowledges and agrees that its proportionate share usage of the carpark facilities is greater than any existing or future tenants and accordingly, the Landlord's annual estimate of Tenant's Proportionate Share of Allocable Operating Expenses will take into account the Tenant's greater usage of the carpark facilities.

NOTICES

20. All notices or other documents required or which may be given under this lease shall be in writing, duly signed by the party giving such notice and transmitted by registered or certified mail, facsimile or personally delivered, addressed as follows:

To the Landlord at:

2025 Sheppard Avenue East, Suite 1201,Willowdale, Ontario, M2J 1V7

To the Tenant at:

Saville Systems Canada, Ltd., 4445 Calgary Trail South, 7th floor, Edmonton, Alberta, T6H 5R7 Attention: Jane Lewchuk

Any notice or document so given shall be deemed to have been received on the third business day following the date of mailing, if sent by registered mail or telegrammed, but shall be deemed to have been received on the next business day if transmitted by telex. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to the Tenant personally or to an executive officer of the Tenant if the Tenant is a corporation.

Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally or mailed as provided for herein to any one of such persons. Any party may from time to time by notice given as provided above change its address for the purpose of this clause.

LEGAL COSTS

21. If the Landlord shall commence an action for collection of rent or other sums payable under this lease or if the same shall be collected upon the demand of a solicitor or if the Landlord shall commence an action to compel performance of any of the terms, conditions, covenants or provisoes under this lease or for damages for failure of the Tenant to perform the same or if the same shall be performed upon the demand of a solicitor then, unless the Landlord shall lose such action, the Landlord shall collect from the Tenant and the Tenant shall pay to the Landlord all reasonable solicitor's fees in respect thereof on a solicitor and client basis.

PRIOR INTERESTS

22.(a) Provided a lender enters into a Non-Disturbance and Attornment Agreement in a form as set out in as set out in Schedule "G" attached this lease is subject and subordinate to all mortgages or deeds of trust and all renewals, modifications, consolidations, replacements and extensions thereof which may now or at any time hereafter affect the Premises in whole or in part or the Building in whole or in part and whether or not such mortgages or deeds of trust shall affect only the Premises or the Building of which the Premises shall form a part or shall be blanket mortgages or deeds of trust affecting other premises as well. The Tenant shall at any time on notice from the Landlord attorn to and become a tenant of a mortgagee or trustee under any such mortgage or deed of trust upon the same terms and conditions as set forth in this lease and shall execute promptly on request by the Landlord any certificates, instruments of postponement or attornment or other instruments from time to time requested to give full effect to this requirement or to set out the status of this lease and the state of accounts between the Landlord and the Tenant, and the Tenant hereby constitutes the Landlord the agent or attorney of the Tenant for the purpose of executing any such certificates, instruments of postponement or attornment or other instruments necessary to give full effect to this clause;

NO WAIVER OF DEFAULT

23.(a) No condoning, excusing, overlooking or delay in acting upon by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition in this lease shall operate as a waiver of the Landlord's rights under this lease in respect of any such or continuing subsequent default, breach or non-observance and no waiver shall be inferred from or implied by anything done or omitted by the Landlord except an express waiver in writing.

(b) All rights and remedies of the Landlord set forth in this lease shall be cumulative and not alternative;

(c) If the Landlord shall assign this lease to a mortgagee or mortgagees of the Premises or of the Building or to any other person or persons whatsoever the Landlord shall nonetheless be entitled to exercise all rights and remedies reserved under this lease without providing evidence of the approval or consent of such mortgagee, mortgagees or any other persons whatsoever.

24.      INTENTIONALLY DELETED

25.      INTENTIONALLY DELETED

DUCTS

26. With the exception of the data cabling rooms located on each floor of the Premises, the Landlord shall have the right to run utility lines, pipes, roof drainage pipes, conduit wire, or ductwork where necessary, through above-ceiling space, column space, the interiors of walls and beneath the floors of the Premises and to maintain the same in a manner which does not unduly interfere with the Tenant's use thereof.

REGISTRATION

27. The Tenant shall not register this lease against the title to the Building in either the Registry or Land Titles Offices. If the Tenant desires to make a registration for the purpose only of giving notice of this lease then the parties hereto shall contemporaneously with the execution of this lease execute a short form thereof acceptable to the Landlord, for the purpose of supporting an application for registration of notice thereof.

SEVERABILITY

28. If any clause or clauses or part or parts of clauses in this lease be illegal or unenforceable it or they shall be considered separate and severable from the lease and the remaining provisions of the lease shall remain in full force and effect and shall be binding upon the parties hereto as though the said clause or clauses or part or parts of clauses had never been included.

INTERPRETATION

29.(a) Whenever a word importing the singular number only is used in the lease such word shall include the plural, and words importing either gender or firms or corporations shall include the persons of other gender and firms or corporations where applicable. Any reference to the term of this lease shall. unless the context otherwise requires, be deemed to include any renewals hereof;

(b) The word "clause" shall refer to each portion of this lease introduced or headed by an Arabic figure; the word "subclause" shall refer to each portion of this lease introduced or headed by an English letter, and the word "Item" shall refer to each portion of this lease introduced by a small roman numeral. The headings of clauses, subclauses and items appearing in this lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this lease or of any provision thereof.

SUCCESSORS

30. This lease, together with the Schedules annexed hereto, shall extend to, be binding upon and enure to the benefit of the parties hereto and their respective heirs, legal personal representatives, successors and assigns (as limited by the provisions of this lease) and shall be interpreted in accordance with the laws of the Province of Ontario and the parties hereto attorn to the jurisdiction of the Province of Ontario.

JOINT AND SEVERAL LIABILITY

31. The Tenant and the Indemnifier covenant with the Landlord that each of them is jointly and severally bound for the fulfilment of all obligations of the Tenant under this lease and that Appendix "1" is an integral part of this lease.

SCHEDULE "E" AND PAGE 14A OF SCHEDULE "E" IS AN INTEGRAL PART OF THIS LEASE

32. The Landlord and Tenant agree that Schedule "E" is an integral part of this Lease. In the event of any inconsistency or conflict between the provisions of Schedule "E" and the other provisions of this Lease, the Landlord and the Tenant agree that the provisions of Schedule "E" shall govern and that the document as a whole shall be construed to give paramountcy to the provisions and intent of Schedule "E". The Landlord and Tenant agree that if Schedule "E" does not deal with a particular matter that is dealt with in the Lease, the provision or provisions of the Lease shall govern.

LANDLORD TO ACT REASONABLY

33. Despite anything contained in this Lease to the contrary, (a) any allocation of any cost, charge or expenses which is to be determined by Landlord under this Lease shall be done on a reasonable and equitable basis, (b) whenever in this Lease Landlord's consent, permission or approval is required, such consent, permission or approval shall not be unreasonably withheld or delayed, but if Landlord does not respond within 15 Business Days to Tenant's request for such consent, permission or approval, then Landlord's consent, permission or approval shall be deemed to be given to Tenant's request, and (c) in exercising any of its rights under this Lease, Landlord shall act reasonably and as a prudent owner of a similar office building having regard to size, age and location.

IN WITNESS WHEREOF the corporate parties hereto have hereunto affixed their corporate seals, attested by the hands of their respective duly authorized officers in that behalf, and any other parties hereto have hereunto set their respective hands and seals.

MONARCH CONSTRUCTION LIMITED

per:     Name:    /s/Ian R. Taylor

         Title:   Vice President

per:     Name:    /s/David George

         Title:   Vice President


SAVILLE SYSTEMS CANADA, LTD.

per:     Name:    /s/John J. Boyle, III

         Title:   Chairman and CEO

per:     Name:    /s/Christopher A. Hanson

         Title:   CFO

                                  SCHEDULE "A"

                             DESCRIPTION OF PREMISES

To be read with and form a part of this lease between MONARCH CONSTRUCTION LIMITED (LANDLORD) and SAVILLE SYSTEMS CANADA LTD. (TENANT)

Part of Block 4. Plan 65M-2620 designated as part of Parts 1 and 2, Plan 65R-19184 and subject to those easements and restrictions set out in Parts 3, 4, 5, 6 and 7, Plan 65R-19184 in the Land Registry Office for the Land Titles Division of York No.65

Property Identification Number 03030-0031

                                  SCHEDULE "B"

Map of premises

                                  SCHEDULE "C"

To be read with and form a part of this Lease between

MONARCH CONSTRUCTION LIMITED (LESSOR) AND SAVILLE SYSTEMS CANADA LTD. (LESSEE)

REQUIREMENTS FOR NEW BUILDING

GENERAL

All building components will be in keeping with a Class "A" type building.

Building should meet energy performance requirements of ASHRAE 90. 1.

Saville Systems to have opportunity to review building design and finishes to ensure appearance in keeping with Saville Systems' corporate identity. Responsibility for building performance, management and maintenance remains with the building owner.

Saville reserves the right to use their own contractor and own consultants for tenant improvement work.

EXTERIOR SITE DESIGN

Hard surface walkways to be at a minimum either concrete or interlocking pavers.

Planting:

o    Minimum 10% of site area.

o Arranged to embellish the main building entrance and main building street front. Also arranged to shelter the cafeteria or restaurant patio and the edges of the parking area, as well as principal routes through parking to the building.

o    1/3 of planting to be coniferous and 2/3 to be mixed deciduous and shrubs.

Smoking Areas:

o Independently ventilated smoking room on ground floor or in below-grade parking area to accommodate at least 12 people.

o Provision will be made for exterior smoking areas away from main entry doors.

Parking / Loading:

o Loading requirement as per proposal call with at least one loading bay to be raised loading dock, with manually operated dock levellers, dock bumpers and bollards.

          Breakout space at loading area to be minimum 250 square feet.

          Compactor to be in separate bay.

          Dry storage off the loading dock consisting of secure, fire-rated drywall partitions.

o Parking: In addition to the parking ratio described in paragraph #15 of Schedule "A", Saville requires a minimum of:

          Ten  visitor spaces.

          Two  courier spaces.

EXTERIOR CLADDING:

Appearance to be consistent with Class "A" office buildings:

Energy Performance:

o Thermally broken, aluminum curtain wall system including insulating units with Low E coating on 3rd surface.

o Spandrel areas of wall to have a minimum aged R-value in keeping with ASHRAE 90.1.

o    Wall to have functioning air barrier.

ENTRANCES

o Arrangement of building entrances will be designed to avoid adverse microclimatic conditions such as excessive wind.

o    Main Entrance:

     One revolving door with pivot hinged swing doors on each side. Stainless steel foot grilles within revolving door enclosures.

     Building management will be responsible for adequate matts and rotation of matts to ensure no tracking of water reaches beyond main lobby.

     Security desk designed to be integral to main entrance lobby, 24 hours/7 days per week operation of desk to be at Saville option - cost to be amortized against any other tenants - costs not to be considered when calculating CPI ceiling increase in paragraph 12 of Schedule "A" of Offer to Lease.

     Stainless steel directory. Signage to Saville design.

Parkade Building Entrances and Corridors:

o Painted floors / wails, generous lighting, and suspended gypsum board ceilings.

Typical Office Floors:

o Floors: steel trowel finished concrete with 5/16" in 10' x 10' tolerance for levelness.

o Walls: gypsum board prime painted including elevator core wails to be faced with prime painted gypsum.

o Ceilings: mineral acoustic panels in a suspended lay-in grid, placed on floors for installation by Saville during tenant improvements with the exception of panels penetrated by sprinkler heads, which will be pre-installed.

o Elevator lobby/ring corridor to provide security access to washrooms and stairwell, with central locations for coffee stations and cabling rooms (2 per floor, minimum 10' x 10' each with 6' conduit running between all cable rooms vertically and horizontally). Hard finishes (drywall/stone/ceramic) as defined by Saville to be included.

Washrooms to be consistent with Class "A" quality finishings.

o Quantity: assume population of 1 person/100 square feet to establish fixture count (50% more than code minimum).

Elevators:

o Provide four (4) passenger elevators, one of which shall be a high-top or service elevator with a group supervisory control system complete with the following control and operational features:

          Software programming micro-processor based control system

          Load weighing

          Anti-nuisance Terminal floor car call cancellation

          Direction reversal in response to hall calls being registered at the same floor for both directions

          Independent service

          High call - low call reversal

          Advance selection and illumination of main lobby ball lantern of designated next up car

          Hall call delay protection

          Dispatch failure protection

          Security provision (card access) to restrict access to certain floors at Saville's option.

o    Maximum waiting time and average load factor shall be as follows:

         Morning  -                 Waiting time 21-25 seconds
                                    Average load factor 35-60%
         Load weighing     -        Waiting time 27-32 seconds
                                    Average load factor 45-55%
         Anti-nuisance     -        Waiting time 30-35 seconds
                                    Average load factor 60-65%
Security:

o At a minimum, all stairwells, exterior door, doors to parking areas as well as Saville's typical core areas to have card readers plus any other location(s) to be determined by Saville.

STRUCTURAL:

Loading capacity:

o    A total of 100 p.s.f. on each floor, is required.

o Horizontal variation in finished concrete floor slabs should not exceed 5/16" in 10'-0".

o    Optimal bay size is 30'-0" x 30'-0".

o Floor to floor height minimum 12' (typical - 9' ceiling) and 16' for main floor (14' ceiling).

ELECTRICAL:

Lighting:

o 20" x 60" recessed fluorescent fixtures with one piece faceplates with deep cell parabolic louvers.

o    Plug-in light fixtures rather than hard wired will be installed.

o    Lighting control to provide local switching in all individual rooms.

o Maintain office light levels in the 55 to 65 feet candle range at desk height.

o Lighting levels to be a minimum of 5 feet candles in all stairwells, parking areas and service areas.

Power:

o    Allow 2 watts per square foot for standard building lighting.

o Allow minimum of 3 watts per square foot for receptacles, miscellaneous loads and general use.

o Bus duct riser to be sized to include additional capacity of 2 watts per square foot for tenant requirements.

o    Duct bank to property line (data/voice/fibre).

o    Diesel Generator with space capacity for Saville requirements (i.e. 20%).

Cable Tray:

o Ladder type 16" wide x 4" deep, arranged to allow entire floor to be serviced with no cable runs to exceed 90 meters. Drawings to be approved by Saville and/or its consultants prior to installation.

Energy Efficiency:

o An automated lighting control system should be considered with flexibility to allow it to be disengaged on a floor-to-floor basis if Saville requires it.

o    T-8 lamps with electronic ballast.

MECHANICAL:

Design Conditions:

o        Summer Outdoor    90 F db/76 F wb
o        Summer Indoor     75 F/50 F RH
o        Winter Outdoor    - 5 F
o        Winter Indoor     72 F / 30 F RH

o        Occupancy: based on one person per 100 square feet.

o        Meet energy Performance criteria of ASHRAE 90.1

Ventilation and Air-Conditioning:

o Interior HVAC zones: 1,000 square feet maximum, allows for higher level of temperature control and better air distribution.

o Perimeter HVAC zones: 450 square feet maximum, allows for higher level of temperature control and better air distribution.

o 1 compartment VAV air handling unit per floor, allowing floor-by-floor independent control

o    Fresh air 20 CFM per person or 0.2 CFM per square foot.

o    Minimum air circulation ratio: 0.6 cfm per square foot.

o    Supply air: 200 cfm/outlet maximum in offices areas.

o    Maximum NC (noise criteria): NC 30-35 in office areas.

o Space cooling per square foot: 2 watts lights + 2.5 watts power + people load + building skin heat gain (including solar).

o Provide dedicated sanitary exhaust system for washrooms including two 8" x 8" sanitary exhaust capped connections per floor.

o Provide general exhaust riser with two capped connections on each floor for exhaust of coffee roams, copier rooms, etc.

Cooling:

o    Provide  electric or gas fired  chiller(s),  pumps and cooling  tower(s) to
     provide   chilled  water  to  air  handling  units  to  meet  load  cooling requirement.

o Provide supplementary cooling system on each floor offering 24 hours/day all year round cooling. Assume a supplementary cooling load of 10 to 20 tons per floor.

Humidification:

o    Gas fired steam or air atomizing humidifiers.

Heating:

o Gas fired hot water boilers for hydronic heating. Minimum two boilers and two heating pumps, each sized for 60% of full load.

o Perimeter hydronic heating using radiant panels, fan powered boxes with reheat coils, induction units or under window convectors.

o    Hot water forced flow heaters at building entrances.

Fire Protection:

o Fully sprinklered building. Concealed sprinkler heads in high profile areas (e.g.) building entrance, elevator lobbies. Semi-recessed heads everywhere else.

o Standpipe system with two capped connections on each floor for additional cabinets. (Additional cabinets may be required after partitions installed at Lessor's cost.)

Plumbing and Drainage:

o All public washrooms to have wall hung w.c.'s and electronic flush on urinals and lavatories. All fixtures to be CSA approved and vitreous china.

o    Provide the following on each floor for future tenant improvements:

          2    - 4" diameter sanitary drain capped connections

          2    - 2" diameter sanitary drain vent capped connections

          2    - 1" diameter cold water capped connections

Building and Automation System (SAS):

o Provide a DDC (direct digital control) BAS to control and monitor air handling units, chiller(s), boilers and humidification system. The BAS will schedule equipment, setback temperatures during unoccupied hours, and reset supply air temperatures to meet loads and minimize energy use.

o    BAS shall be capable of providing lighting control.

o The BAS is required to monitor equipment for early detection and repair of malfunctioning equipment, and to operate the building in an energy efficient manner.

Energy Performance Upgrades:

o    High efficiency boilers.

o    Heat recovery system on any kitchen exhausts.

o    Carbon dioxide monitor to control fresh air quantities.

Other:

o Lessee standard window coverings to be provided by landlord as base building and installed only during or after substantial completion of tenant improvements.

Lessor's Work

In connection with paragraph #24 of Schedule "A" of this Offer to Lease, the Lessor shall complete the following work ("Lessor's Work") in proper and workmanlike manner prior to the fixturing period at its own cost and expense and in accordance with the building standard.

Suspended T-bar ceiling complete with acoustic ceiling tiles;

Recessed fluorescent light fixtures with parabolic lenses at 1/80 square feet as per Lessee's space plan;

Level and smooth concrete floor ready to receive Lessee's carpet;

Male and female washrooms in accordance with Ontario Building Code;

Lessee's standard window coverings;

Demising walls taped, sanded, primed, and otherwise ready for Lessee's finishes;

Distribution of the Base Building Variable Air Volume HVAC system through the ceiling plenum as per Lessee's space plan;

Base Building sprinkler system and sprinkler heads as per Lessee's space plan.

                                  SCHEDULE "D"

                                TABLE OF CONTENTS
                                  OFFICE LEASE


1.       Premises
2.       Definitions
3.       Term
4.       Basic Rent
5.       Taxes
6.       Operating Costs
7.       Recovery of Adjustments
8.       Tenant's Covenants:
         (a)      Pay Rent
         (b)      Utility Charges
         (c)      Maintain and Repair
         (d)      Repair Where Tenant At Fault
         (e)      Assigning or Subletting
         (f)      Rules and Regulations
         (g)      Use of Premises
         (h)      Observance of Law
         (i)      Waste and Nuisance
         (j)      Entry by Landlord
         (k)      Indemnity
         (1)      Exhibiting Premises
         (m)      Alterations
         (n)      Interior Walls and Exterior Walls
         (o)      Signs
         (p)      Name of Building
         (q)      Glass
         (r)      Certificates
         (s)      Evidence of Payments
         (t)      Notice of Accidents
         (u)      Tenant Insurance
         (v)      Surrender on Termination
         (w)      Fire and Safety
         (x)      Energy Conservation
9.       Quiet Enjoyment
10.      Landlord's Covenants:
         (a)      Heating & Air Conditioning
         (b)      Taxes
         (c)      Elevator
         (d)      Access
         (e)      Washrooms
         (f)      Janitor Services
11.      Fixtures
12.      Damage or Destruction
13.      Expansion, Alteration
14.      Injuries, Loss and Damage
15.      Impossibility Unavoidable Delays
16.      Re-entry
17.      Bankruptcy, etc .
18.      Distress
19.      Entry as Agent
20.      Right of Termination
21.      Non-waiver
22.      Overholding
23.      Landlord Performing Tenant's Covenant
24.      Payments to Landlord
25.      Recovery of Adjustments
26.      Registration
27.      Mortgages
28.      Assignment by Landlord
29.      Captions
30.      Guarantee
31.      Notice
32.      Effect of Lease
33.      Interpretation of Lease
34.      Time of Essence
35.      Law
36.      Intent of Lease
         Rules & Regulations

This Indenture made the 25th day of April  1996

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN: ORFUS INVESTMENTS, a partnership registered under The Partnership Registration Act of Ontario.

hereinafter called the "Landlord",

OF THE FIRST PART,

and

SAVILLE SYSTEMS CANADA, LTD.

hereinafter called the "Tenant",

OF THE SECOND PART,

Premises

1. WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant the Premises (the "Premises") on the 5th and 6th floor of Building A on the Lands described in Schedule A hereto annexed, the Premises being shown as outlined in red on the floor plan hereto annexed as Schedule B and being exclusive of any part of the exterior face of the building. The usable area of the Premises is approximately 42,958 square feet and the Rentable Area of the Premises is approximately 42,958 square feet, each of 5th and 6th floor - approximately 21,479 square feet of Rentable Area

Definitions

2. For the Purposes of this Lease:

(a) "Additional Rent" means all amounts payable by the Tenant under the terms of this Lease, whether payable to the Landlord or otherwise, over and above Basic Rent.

(b) "Basic Rent" means those amounts set out as Basic Rent in section 4 of this Lease. *Building A means the West Tower of 675 Cochrane Drive, Markham, Ontario

(c) "Landlord's Architect" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord. **Lands means the lands and premises described in Schedule "A" hereto.

(d) "Lease" means this Lease and any alterations from time to time made to this Lease in accordance with the provisions herein set out.

(e) "Normal Business Hours" means 7:00 a.m. to 7:00 p.m. Monday through Friday (but excluding Saturdays, Sundays and holidays), as such hours may be varied by the Landlord from time to time.

(f)  See Page 1A

Page 1A

2.   For the purposes of this Lease:

"Building B" means the East Tower of 675 Cochrane Drive, Markham, Ontario.

"Building C" means any building which may be constructed on the Lands which will form part of the development municipally known as 675 Cochrane Drive, Markham.

"Capital Tax" means the tax or excise imposed upon the Landlord by the provincial and/or federal government or other applicable taxing authority which is measured by or based in whole or in part upon the capital employed by the Landlord as at the date of the substantial completion of construction of Building A and Building B and the Shared Common Areas and Facilities until construction of Building C, imputed as if the amount of such tax were that amount due if such property were the only real property of the Landlord and includes the amount of any capital or place of business tax levied by the provincial and/or federal government or other applicable taxing authority against the Landlord with respect to such property. Once Building C and any additional Shared Common Areas and Facilities which are constructed in respect thereof have been substantially completed, Capital Tax shall be deemed to include the tax or excise imposed upon the Landlord in respect of the Complex.

"Common Areas and Facilities" means the areas, facilities, utilities, improvements, equipment and installations in the Complex or serving the Complex that from time to time are not intended to be leased to tenants of the Complex and that are provided for the general non-exclusive benefit of the tenants of Building A only and their employees, customers and other invitees.

"Complex" means Building A, Building B, Building C (once constructed), the Shared Common Areas and Facilities, the Common Areas and Facilities and all other common areas and facilities, and includes the parking to be made available to the Tenant hereunder and access to the Complex, said parking and access located on the Lands.

"Complex Proportionate Share" means that fraction having as its numerator the Rentable Area of the Premises, and having as its denominator the Rentable Area of all premises (excluding storage and parking areas) leased or set aside from time to time by the Landlord for leasing in the Complex, such areas being as certified from time to time by the Landlord's Architect. The aggregate of the fractional Complex proportionate shares shall total one.

"Operating Costs" means the aggregate of all costs, expenses or amounts incurred, whether by the Landlord or others on behalf of the Landlord, in connection with the complete maintenance, operation, management and repair of the Complex and all components thereof and all improvements of the Landlord thereon or therein including, without limiting the foregoing and without duplication: the costs of maintaining, operating and repairing any heating, ventilating and air conditioning or other equipment and fuel, energy and other costs of providing heat, ventilating and air conditioning; depreciation and interest expense on capital items which by their nature are intended to reduce the Operating Costs of Building A or the Complex in accordance with reasonable return on investment criteria, including without limiting the generality of the foregoing, all expenditures made by the Landlord in an effort to promote energy conservation as set out in Section 8(x) of this Lease; the cost of operating and maintaining elevators; the cost of maintaining, repairing and replacing exterior glass walls; the cost of providing hot and cold water; interest and depreciation (in accordance with generally accepted accounting principles from time to time) of all capital items, security equipment and maintenance equipment which by its nature requires periodic replacement including all heating, ventilating and air conditioning equipment, provided that the cost of repairs to the roof membrane shall be an Operating Cost but if the cost is for replacement only interest and depreciation charged in accordance with generally accepted accounting principals shall be included as an Operating Cost: the cost of any capital item (including without limitation for the roof membrane) under $10,000 in the Year incurred shall not be depreciated but shall be an Operating Cost in such Year; the cost of electricity including lighting not otherwise charged to tenants; the cost of snow, ice and refuse clearance and removal; landscape maintenance and window cleaning; Capital Tax; the cost of all insurance including "all risks" (including flood and earthquake), boiler and machinery, liability and other casualties and loss of rental income insurance; accounting costs incurred in connection with preparation of statements and opinions for tenants; the cost of providing security services; the cost of consultants, retained with intent of saving or reducing costs; the cost of all rental equipment and building supplies used by the Landlord for all such operations and maintenance or any other purpose; the cost of providing and operating the management office in Building A or if there is only one management office for the Complex, such management office if situate in Building B or Building C; amounts paid on service contracts; the amount of all salaries, wages and benefits paid to or on behalf of persons engaged in cleaning, supervision, maintenance, operation, direct costs of on site management, and repair, any business taxes which may be imposed on the Landlord by reason of its operation of the Complex or parts thereof; and management fees or charges of managing agents if the Landlord does not undertake management itself.

In computing Operating Costs there shall be credited as a deduction the amounts of proceeds of insurance, relating to insured damage and other damage actually recovered by the Landlord (or if the Landlord is deemed to self-insure, a corresponding application of reserves) applicable to the damage.

Any report of the Landlord's auditor or other licensed public accountant, appointed by the Landlord for the purpose shall be conclusive as to the amount of Operating Cost for any period to which such report relates.

If less than ninety-seven (97%) percent of Building A is occupied by tenants, then the amount of such Operating Costs shall be deemed to be increased to an amount equal to the amount of Operating Costs which would have been incurred had ninety-seven (97%) per cent of Building A been occupied by tenants throughout the entire period for which Operating Costs are being calculated.

Operating Costs shall not include interest on Landlord's debt or capital retirement of debt or amounts directly chargeable to capital account, save as otherwise herein provided for.

The Tenant shall not be responsible to pay for Operating Costs attributable solely to (i) Building B and/or (once constructed), Building C and/or (ii) any common areas and facilities for the exclusive use of the tenants of Buildings B and/or C.

In calculating Operating Costs the Landlord will act reasonably in determining the attribution of Operating Costs amongst the components of the Complex.

"Proportionate Share" means that fraction having as its numerator the Rentable Area of the Premises, and having as its denominator the Rentable Area of Building A, such areas as being as certified from time to time by the Landlord's Architect. The aggregate of the fractional proportionate shares with respect to Rentable Area of Building A shall total one.

"Rentable Area of Building A" means the total of the Rentable Areas of all premises, leased or set aside from time to time by the Landlord for leasing in Building A, (excluding storage and parking areas), such premises being measured in accordance with the provisions of the leases for such premises for Building A, and for vacant premises, being measured in accordance with BOMA, (excluding storage and parking areas) being as certified from time to time by the Landlord's Architect.

"Shared Common Areas and Facilities" means the areas, facilities, utilities, improvements, equipment, installations, parking facilities and landscaped areas in the Complex or serving the Complex that from time to time are not intended to be leased to all tenants of the Complex and that are provided for the general non-exclusive benefit of all tenants of the Complex and/or their employees, customers and other invitees in common with others entitled to use them. Additional areas, facilities, utilities, improvements, equipment and installations which serve the Complex for the general non-exclusive benefit of all tenants of the Complex and/or their employees, customers and other invitees in common with others entitled to use them may be constructed in conjunction with the construction of Building C.

(g)  omitted

(h)  omitted

(i)  omitted

(j) "Rentable Area of the Premises" means the area of the Premises expressed in square feet or square meters in a certificate prepared by the Landlord's Architect, which certificate shall be conclusive and binding subject as herein provided and shall be delivered to the Tenant on or after the commencement of the Term, at which time any adjustment to the area that is required thereby shall be made.

     The Rentable Area of the Premises shall be measured and determined in accordance with B.O.

(k) "Basic Rent" the basic rent herein set forth was calculated on basis of the rentable area as defined in paragraph 2(j) (see Page 2A)

(l) "Rules and Regulations" means those Rules and Regulations attached to this Lease, and any additional Rules and Regulations made from time to time in accordance with section 8(f) of this Lease.

(m) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary or otherwise, levied, charged or assessed upon the lands & building or upon any part or parts thereof and all improvements, now or hereafter erected or placed on the Lands, or charged against the Landlord on account thereof, including local improvement charges but excluding: the amount by which separate school taxes (if any should be payable) exceed the amount which would have been payable for school taxes if no assessment for separate school taxes had been made but an assessment for public school taxes had been made and any taxes such as corporate, income, profit and excess profit taxes assessed upon the income of the Landlord. In addition to the foregoing, Taxes shall include any and all taxes, charges, levies or assessment which may in the future be levied, charged or assessed in lieu thereof or in addition thereto. Taxes shall also include all costs and expenses incurred by the Landlord in obtaining or attempting to obtain a reduction or prevent an increase in the amount of such Taxes. In calculating Taxes, if less than ninety-seven (97%) per cent of the Building is occupied by tenants then the amount of such taxes shall be deemed to be increased to an amount equal to the amount of Taxes (which would have been incurred had ninety-seven (97%) per cent of the Building been occupied by tenants throughout the entire period for which Taxes are being calculated).

Page 2A

The Basic Rent for the Term shall be based upon the gross rentable square footage of 21,479 sq.ft. from the 1st day of July, 1996 to the 30th day of November, 1997, and, based upon the gross rentable square footage of 42,958 sq.ft. for the period from the 1st day of December, 1997 to the 30th day of June, 2005, and the per square foot rate of Basic Rent is set out below for the respective periods:

July 1, 1996 - June 30, 1998     =  $9.60 per sq.ft. Rentable Area per annum
July 1, 1998 - June 30, 2001     =  $10.60 per sq.ft. Rentable Area ' per annum
July 1, 2001 - June 30, 2005     =  $11.60 per sq.ft. Rentable Area per annum

The above is subject to adjustment in the event that the provisions of paragraphs 5(g)(iii) or (iv) or 9(b) of Schedule "C" are applicable.

(n) "Term" means that Term set out in section 3 of this Lease or as such Term may be altered, extended or reduced in accordance with the provisions of this Lease.

(o) "Year" means each calendar year (or, at Landlord's option, Landlord's fiscal year where such reference is related to calculation of Additional
     Rent) the whole or part of which is included within the Term.

Term

3.   To have and to hold the Premises for and during the Term (see Page 3A)

Basic Rent

4. Yielding and paying therefor yearly and every year during the Term unto the Landlord as Basic Rent for the Premises without set-offs, deductions or defalcation whatsoever, the sum of (See Page 3B)

     If the term commences on any day other than the first or ends on any day other than the last day of a month, Basic Rent and Additional Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis.

     The Landlord acknowledges receipt of $175,251.40 (includes G.S.T.) to be applied as rent for first and last months Basic and the Tenant is hereby directed to make all payments to ORFUS INVESTMENTS. Additional Rent (applied on account)

Taxes

5.

(a)  See Page 3C

(b) If the Taxes are increased by reason of any installations made in or upon or any alterations made in or to the Premises by the Tenant or by the Landlord on behalf of the Tenant, the Tenant shall pay the amount of such increase forthwith to the Landlord upon receipt of notice thereof. The Tenant shall also pay every tax and license fee in respect of any business carried on upon the Premises.

(c) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days' notice to the Tenant to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one ninth (1/9) of the amount estimated by the Landlord to be the amount of the Taxes for such Year. The Landlord shall be entitled subsequently during such Year, upon at least fifteen (15) days notice to the Tenant, to revise its estimate of the amount of Tax Increase and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of the Taxes shall be applied in reduction of the actual amount of the Taxes for such Year. If the amount received is less than the actual Taxes, the Tenant shall pay any deficiency to the Landlord as additional rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Taxes, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or the Landlord's option shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

(d) If the Term of this Lease commences or ends on any day other than the first or last day, respectively, of a Year, the Tenant shall be liable only for the portion of the Taxes for such Year as falls with the Term, determined on a per diem basis.

(e) The Taxes and all other payments referred to in subparagraph 5(b) above will be paid and discharged by the Tenant as soon as they become due and payable, and the Tenant will, upon the written request of the Landlord, promptly deliver to the Landlord receipts evidencing such payment where applicable.

Operating  Costs

6. (a) The Tenant covenants to pay the Tenant's Proportionate Share of the Operating Costs for the Year during each Year of the Term, to the Landlord as Additional Rent within fifteen (15) days following receipt by the Tenant of written notice of the amount of such Operating Costs for such Year, notwithstanding that the Year in question or the Term may have ended. Any amounts payable pursuant to this subparagraph (a) shall be determined and certified by the Landlord following the end of the Year for which such amounts are payable. If only part of a Year is included within the Term, any such amount payable shall be pro-rated accordingly and shall be paid on the last day of the Term. Any balance remaining unpaid or any excess paid shall, notwithstanding such termination, be adjusted between the Landlord and Tenant within a reasonable period thereafter. (See Page 3C)

(b) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days' notice to the Tenant to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one-twelfth (1/12) of the amount estimated by the Landlord to be the amount of the Operating Costs for such Year. The Landlord shall be entitled subsequently during such Year, upon at least fifteen (15) days' notice to the Tenant, to revise its estimate of the amount of the Operating Costs and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of Operating Costs shall be applied in reduction of the actual amount of Operating Costs for such Year, the Tenant shall pay any deficiency to the Landlord as Additional Rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Operating Costs, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

Page 3A

Term

3. TO HAVE AND TO HOLD that part of the Premises consisting of the sixth (6) floor of Building A for and during the term of nine (9) years commencing on the 1st day of July, 1996 and ending on the 30th day of June, 2005.

TO HAVE AND TO HOLD that part of the Premises constituting the fifth (5) floor of Building A for and during the term of seven (7) years and seven (7) months commencing on the 1st day of December, 1997 and ending on the 30th day of June, 2005, subject to the provisions of paragraph 9(b) of Schedule "C".

Page 3B

4. The following paragraph sets out the Basic Rent for the Premises.

(a) yielding and paying as Basic Rent during the period commencing the 1st day of July, 1996 to and including the 30th day of November, 1997, the sum of $206,198.40 per annum, in lawful money of Canada, to be payable in equal consecutive monthly instalments of $17,183.20 each, each due in advance on the 1st day of each and every month during said period, the first such payment due on the 1st day of July, 1996;

(b) and yielding and paying as Basic Rent during the period commencing the 1st day of December, 1997 to and including the 30th day of June, 1998, the sum of $412,396.80 per annum, in lawful money of Canada, to be payable in equal consecutive monthly instalments of $34,366.40 each, each due in advance on the 1st day of each and every month during said period;

(c) and yielding and paying as Basic Rent for the period commencing the 1st day of July 1998 to and including the 30th day of June, 2001 the sum of $455,354.80 per annum, in lawful money of Canada, to be payable in equal consecutive monthly instalments of $37,946.23 each, each due in advance on the 1st day of each and every month during said period;

(d) and yielding and. paying as Basic Rent for the period commencing on the 1st day of July, 2001 to and including the 30th day of June, 2005, the sum of $498,312.80 per annum, in lawful money of Canada, to be payable in equal consecutive monthly instalments of $41,526.07 each, each due in advance on the 1st day of each and every month during said period.

The above Basic Rent is subject to adjustment in the event that the provisions of paragraph 5(g)(iii) or (iv) or 9(b) of Schedule "C" are applicable.

Page 3C

Add to Section 5 re: Taxes

5. (a) (i) In the event that Taxes are separately assessed to the Tenant, the Tenant covenants to pay such Taxes as separately assessed together with its Proportionate Share of the Taxes applicable to the Common Areas and Facilities and shall also pay its Complex Proportionate Share of the Taxes applicable to the Shared Common Areas and Facilities, all without duplication, during each Year of the Term, to the Landlord as Additional Rent as hereinafter provided.

(ii) In the event that the Tenant is not separately assessed for Taxes, then the Tenant covenants to pay its Proportionate Share of the Taxes applicable to Building A and to the Common Areas and Facilities and covenants to pay the Complex Proportionate Share of the Taxes applicable to the Shared Common Areas and Facilities, during each Year of the Term, to the Landlord as Additional Rent as hereinafter provided.

Add to Section 5 re: Taxes

(f) In the event that the Tenant is not separately assessed for Taxes and in the event that different components of Building A are assessed differently, then the Tenant may not be paying the Proportionate Share of the Taxes applicable to Building A but, the Landlord, acting reasonably shall equitably apportion the Taxes assessed with respect to the different components of Building A as they are assessed differently, to the Tenant, and the payment of the same by the Tenant shall be governed by the provisions of Section 5, mutatis mutandis.

Add to Section 6 re: Operating Costs

It is understood and agreed that the Tenant will pay the Tenant's Proportionate Share of the Operating Costs attributable to Building A and the Common Areas and Facilities and to pay the Tenant's Complex Proportionate Share of the Operating Costs attributable to the Shared Common Areas and Facilities, or attributable to Building A together with another component of the Complex, and Section 6 shall be read accordingly.

Add as Section 6(c) the following:

(c) Subject to paragraph 2(a) of Schedule "C", in the event that the Landlord does not contract out the management of the Complex or Building A and undertakes management itself, the Tenant shall pay as Additional Rent to the Landlord during such Year or part thereof and during each such Year or part thereof during the Term, a management fee to the Landlord equal to the sum of four per cent (4%) per annum of all Basic Rent (which includes the commission component and the Tenant Inducement component), and all Additional Rent during such Year or part thereof and during each such Year or part thereof during the Term. The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days' notice to the Tenant to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one-twelfth (1/12th) of the amount estimated by the Landlord to be the amount payable for the said management fee for such Year. All amounts received under this provision in any Year on account of the estimated amount of the said management fee shall be applied in reduction of the actual amount of the said management fee for such Year, the Tenant shall pay any deficiency to the Landlord as Additional Rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual management fee for such Year, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or at the Landlord's option shall apply such excess against any amounts owing or Becoming due to the Landlord by the Tenant.

Page 4A

Notwithstanding the foregoing, structural repairs for which the Landlord is responsible shall not include repair and replacement of the roof membrane which shall be included in Operating Costs as described in the definition thereof and shall not include the repair and replacement of glass walls which shall be included in Operating Costs.

Recovery of  Adjustments

7. The Landlord (in addition to any other right or remedy of the Landlord) shall have the same rights and remedies in the event of the default by the Tenant in payment of any amounts payable pursuant to paragraph 5 and 6 as the Landlord would have in the case of default in payment of rent.

Tenant's Covenants:

8.   The Tenant covenants with the Landlord:

(a) to pay Basic Rent and Additional Rent payable by the Tenant to the Landlord under this lease

Utility Charges Bulbs, etc. & Meters

(b) (i) and to pay all charges for telephone, electric current and all other utilities supplied to or used in connection with the Premises and the total cost of any replacement of electric bulbs, tubes, starters and ballasts in the Premises. If there are no separate meters for measuring the consumption of such utilities, the Tenant shall pay to the Landlord, in advance by monthly instalments as Additional Rent, such amount as may be reasonably estimated by the Landlord from time to time as the cost of such utilities for the Premises. In the event of any dispute between the Landlord and the Tenant as to the amount of such utility costs, the opinion of the Landlord's Architect shall be final and binding on the Landlord and the Tenant. The Tenant shall advise the Landlord forthwith of any installations, appliances or business machines used by the Tenant and consuming or likely to consume large amounts of electricity or other utilities and further on request shall properly provide the Landlord with a list of all installations, appliances and business machines used in the Premises, and the Landlord shall have the right to require the Tenant to install a separate meter at the Tenant's expense.

(ii) The Tenant covenants to pay for the cost of any metering which may be requested by the Tenant to be installed by the Landlord in the Building for the purpose of determining any utility (including electricity and water) consumed in the Premises or which may be required by the Landlord to measure excess usage of electricity or water.

(iii)The Landlord shall have the exclusive right to attend to any replacement of electric light bulbs, tubes and ballasts in the Premises throughout the Term and any renewal thereof. The Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice.


Maintain and Repair

(c) to repair, maintain and keep the Premises in good and substantial repair as a prudent owner would do reasonable wear and tear and damage by fire and any other peril against which the Landlord is required under this lease to be insured, and structural repairs only excepted, and that the Landlord may enter and view state of repair, and that the Tenant will repair in accordance with notice in writing, reasonable wear and tear and damage by fire and any other insured peril, and structural repairs only excepted; and that the Tenant will leave the Premises in good repair, reasonable wear and tear and damage by fire and any other insured peril, and structural repairs only excepted; provided that if the Tenant neglects to so maintain or to make such repairs promptly after notice, the Landlord may, at its option, do such maintenance or make such repairs at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith as Additional Rent all sums which the Landlord may have expended in doing such maintenance and making such repairs; provided further that the doing of such maintenance or the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to maintain and repair,

(See Page 4A)

Repair Where Tenant at Fault

(d) if the Building, including the Premises, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purposes of heating, ventilating or air-conditioning the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building get out of repair or become damaged or destroyed through the wilful act, negligence, carelessness or misuse of the Tenant, its servants, agents, employees, or anyone permitted by the Tenant to be in the Building, or through it or them in any way stopping up or injuring the heating, ventilating or air-conditioning apparatus, elevators, water pipes, drainage pipes, or other equipment or part of the Building, the expense of the necessary repairs, replacements or alterations, shall be borne by the Tenant who shall pay the same to the Landlord forthwith upon demand.

Assigning or Sub-Letting

(e) not to assign this Lease or sublet or franchise, license, grant concessions in, or otherwise part with or share possession of the Premises, or any part thereof, without the prior written consent of the Landlord; at the time the Tenant requests such consent the Tenant shall deliver to the Landlord such information in writing (the "required information") as the Landlord may reasonably require, including a copy of the proposed offer or agreement, if any, to assign or sublet or otherwise, the name, address, nature of business and evidence as to the financial strength of the proposed assignee or sub-tenant; upon receipt of such request and all required information, the Landlord shall have the right, exercisable within fourteen (14) days after such receipt, to terminate this Lease if the request relates to all of the Premises or, if the request relates to a portion of the Premises only, the Landlord shall have the right to terminate this Lease with respect to such portion and the rent payable by the Tenant under this Lease shall abate in the proportion that the area of the portion of the Premises for which this Lease is terminated bears to the area of the Premises. If the Landlord exercises such right, the Tenant shall surrender possession of the Premises or such portion thereof, as the case may be, not less than sixty (60) days and not more than ninety (90) days following the Landlord's notice of exercise of its right hereunder in accordance with all the provisions of this Lease relating to the surrender. If the Landlord does not exercise such right, then the Landlord's prior written consent shall not be unreasonably delayed or withheld. In no event shall any assignment or subletting to which the Landlord has consented release the Tenant from its obligations fully to perform all the terms, conditions and covenants of this Lease. The Tenant shall pay on demand the Landlord's reasonable costs incurred in connection with the Tenant's request for such consent. The Landlord's consent may be conditional upon the subtenant or assignee entering into a covenant with the Landlord in form satisfactory to the Landlord to observe and perform all tenant's covenants in the Lease. If the Tenant is a private corporation and any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other dispositions or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered an assignment of this Lease and shall be subject to the aforesaid provisions; the Tenant shall make available to the Landlord upon its request for inspection and copying, all books and records of the Tenant, any assignee or subtenant and their respective shareholders which, alone or with other data, may show the applicability or inapplicability of this clause.

The  foregoing  is subject to the  provisions  of paragraph 4 and 19 of Schedule
"C".

The Tenant shall not advertise or allow the Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord to the form and content of such advertisement, which approval shall not be unreasonably withheld, provided that no such advertising shall contain any reference to the rental or the rental rate of the Premises;

Rules and Regulations

f) that the Tenant and its employees and all persons visiting or doing business with them on the Premises shall be bound by and shall observe, and perform the Rules and Regulations and any further and other reasonable Rules and Regulations made hereafter by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease;

Subject to paragraph 4 and 19 of Schedule "C"

Use of Premises

g) not to use the premises nor allow the Premises to be used a for any purpose other than an office; and that if the costs of insurance on the Building shall be increased by reason of the use made of the Premises or by reason of anything done or omitted or permitted by the Tenant or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall pay to the Landlord on demand as Additional Rent the amount of such increase; and if any insurance policy upon the Building shall be cancelled or be under notice of possible cancellation by the insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or any assignee or subtenant or by anyone permitted by the Tenant to be upon the Premises, the Landlord may at its option terminate this Lease and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the later of the date of such termination or the date on which actual possession is given up or taken, and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of same;

Observance of Law

(h) in its use and occupation of the Premises, not to violate any law or ordinance or any order, rule, regulation or requirement of any federal, provincial or municipal government and any appropriate department, commission, board or officer thereof, and to comply promptly and at the Tenant's sole cost with all of the foregoing;

Waste and Nuisance

(i) not to do or suffer any waste, damage, disfiguration or injury to the Premises or the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and not to cause or maintain any nuisance in, at or on the Premises or cause any annoyance, nuisance or disturbance to the occupiers or owners of any adjoining lands and/or premises;

Entry by Landlord

(j) to permit the Landlord and its servants or agents to enter upon the Premises at any time and from time to time for the purpose of inspecting and making repairs, alterations or improvements to the Premises or the Building, and the Tenant shall not be entitled to any compensation for any inconvenience, nuisance or discomfort occasioned thereby;

Indemnity

(k) to promptly indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of: any breach, violation or non-observance by the Tenant of any of its covenants and obligations under the Lease; any damage to property while said property shall be in or about the Premises including the systems, furnishings and amenities thereof, as a result of the wilful or negligent act or omission of the Tenant, its invitees, licensees, agents, servants or employees; and any injury to any licensee, invitee, agent, servant or employee of the Tenant, including death resulting at any time therefrom, occurring on or about the Premises or the Building; and this indemnity shall survive the expiry or earlier termination of this Lease, in respect of any of the foregoing circumstances during the Term;

Exhibiting Premises

(l) to permit the Landlord or its agents to exhibit the Premises to prospective tenants during the last six (6) months of the Term or any renewal thereof;

Alterations

(m) that the Tenant will not, without the prior written consent of the Landlord, make or erect in or to the Premises any installations, alterations, additions, partitions, repairs or improvements, or do anything which might affect the proper operation of the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection or other systems; the Tenant's request for consent shall be in writing and accompanied by an adequate description of the contemplated work, and where appropriate, working drawings and specifications therefor; the Landlord's costs of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent; the Landlord may require that any or all work to be done hereunder be done by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but first approved by the Landlord and shall be performed in subject to inspection by and the reasonable supervision of the Landlord and shall be performed in accordance with all laws and any reasonable conditions (including a reasonable supervision fee of the Landlord to be paid by the Tenant) or regulations imposed by the Landlord and completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord; any connections of apparatus to the electrical system, plumbing lines, or heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this paragraph, the Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force and the Tenant shall promptly pay all charges incurred by it for any work, materials or services and shall forthwith discharge any liens resulting therefrom; if the Tenant fails to so discharge any liens, the Landlord may (but shall be under no obligation to) pay into court the amount required, or otherwise obtain a discharge of the lien in the name of the Tenant and any amount so paid together with all costs incurred in respect of such discharge shall be payable by the Tenant to the Landlord forthwith upon demand plus interest on all such amounts at the rate hereafter set out in this lease; the Tenant shall not create any mortgage, conditional sale agreement, or other encumbrance in respect of its leasehold improvements or trade fixtures nor shall the Tenant lease the same from any third party, nor permit any such encumbrance to attach to the Premises or to the Building;

Interior Walls and Exterior Walls

(n) that the Tenant will not deface or mark any part of the Building and will not permit any hole to be drilled or made or nails, screws, hooks or spikes to be driven into the exterior or interior walls, doors or floors or stone or brick work of the Building or any appurtenances thereof without the prior written consent of the Landlord;

Taxes

(b) subject to any payment referred to in section 5 above required to be made by the Tenant in respect thereof, to pay or cause to be paid any Taxes, the payment of which are not the responsibility of the Tenant under this Lease,

Elevator

(c) to furnish, except when repairs are being made, passenger elevator service during Normal Business Hours and limited elevator service at other times; operatorless and automatic elevator service if made available shall be deemed elevator service; and to permit the Tenant and its employees to have free use of such elevator service in common with others;

Access

(d) to permit the Tenant and its employees and all persons lawfully requiring communication with them access in common with others of the entrances, stairways, corridors and halls in the Building leading to the Premises and to have the use of the same during Normal Business Hours and during Non Normal Business Hours by the Building Security System;

Washrooms

(e) to permit the Tenant and its employees in common with others entitled thereto to use the washrooms in the Building which may be designated for the Premises;

Janitor Services

(f) to cause when reasonably necessary from time to time the floors to be swept and windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted all in keeping with a first-class office building but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission or commission on the part of the person or persons employed to perform such work; such work shall be done at the Landlord's direction without interference by the Tenant, his servants or employees. The Tenant acknowledges that the Landlord shall be relieved from the foregoing obligations in respect of any part of the Premises to which access is not granted to the person or persons employed or retained to do such work.

Fixtures

11. Provided that the Tenant may remove its fixtures and chattels if and only if all rent and other charges due or to become due are fully paid; provided further, however, that all leasehold improvements, installations, additions, partitions and fixtures (other than trade or tenant's fixtures in or upon the Premises, which terms shall in no case include any heating, ventilating and air-conditioning equipment or other building services or carpeting) whether placed there by the Tenant or the Landlord, shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be removed from the Premises at any time either during or after the Term. Notwithstanding anything herein contained the Landlord shall be under no obligation to replace, repair or maintain such leasehold improvements, installations, additions, partitions and fixtures.

Damage or Destruction

12. (a) If the Premises or any portion thereof are damaged or destroyed by fire or by other casualty against which the Landlord is required to be insured, rent shall abate in proportion to the area of that portion of the Premises which, in the reasonable opinion of the Landlord, is thereby rendered unfit for the purposes of the Tenant until the Premises are repaired and rebuilt and the Landlord agrees that it will, with reasonable diligence, repair and rebuild the Premises. The Landlord's obligation to rebuild and restore the Premises shall not include the obligation to rebuild, restore, replace or repair any chattel, fixture, leasehold improvement, installation, addition or partition in respect of which the Tenant is to maintain insurance under section 8 (u), or any other thing that is the property of the Tenant ( in this clause collectively called " Tenant's Improvements"); the Premises shall be deemed restored and rebuilt and fit for the Tenant's purposes when the Landlord's Architect certifies that they have been substantially restored and rebuilt to the point where the Tenant could occupy them for the purpose of rebuilding, restoring, replacing or repairing the Tenant's Improvements; the issuance of the certificate shall not relieve the Landlord of its obligation to complete the rebuilding and restoration as aforesaid, but the Tenant shall forthwith after issuance of the certificate proceed to rebuild, restore, replace and repair the Tenant's Improvements, and the provisions of section 8 (m) shall apply to such work, mutatis mutandis; * * See Page 7A

(b) Notwithstanding section 12 (a), if the Premises or any portion thereof are damaged or destroyed by any cause whatsoever and cannot in the reasonable opinion of the Landlord be rebuilt or made fit for the purposes of the Tenant as aforesaid within ninety (90) days of the damage or destruction, the Landlord instead of rebuilding or making Premises fit for the Tenant may, at its option, terminate this lease by giving to the Tenant within thirty (30) days after such damage or destruction notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Premises to the Landlord;

(c) Irrespective of whether the Premises or any portion thereof are damaged or destroyed as aforesaid, in the event that fifty per cent (50%) or more, as determined by the Landlord, of the Building, is damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of the Landlord such area cannot be rebuilt or made fit for the purpose of the tenants thereof within one hundred and eighty (180) days of such damage or destruction, the Landlord may at its option terminate this Lease by giving to the Tenant within thirty (30) days after such damage notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on which vacant possession is given and the Tenant shall deliver up possession of the Premises to the Landlord in accordance with such notice of termination.

Expansion, Alteration

13. The Landlord shall have the right to enter into the Premises and to bring its workmen and materials thereon to make additions, alterations, improvements, installations and repairs to the Lands, the Building, and the common areas and services thereof as such may exist from time to time, including the right to erect new buildings and facilities. The Landlord may cause such reasonable obstructions and interference with the use and enjoyment of the Lands, the Building and the Premises as may be necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water of other utilities or services when necessary and until the additions, alterations, improvements, installations or repairs have been completed, and there shall be no abatement in rent nor shall the Landlord be liable by reason thereof, provided all such work is done as expeditiously as reasonably possible. The Landlord shall have the right to use, install, maintain and repair pipes, wires, ducts, shafts or other installations in, under or through the Premises for or in connection with the supply of any services to the Premises or any other premises in the Building. The Landlord further reserves the right to monitor access to any of the parking areas by means of barriers, control booths or any other method which the Landlord deems proper. The Landlord reserves the right to change the location, layout or size of the parking area and to charge for the use of parking spaces, except as expressly set out in this Lease.

Injuries, Loss and Damage

14. The Landlord shall not be responsible in any way for any injury to any person (including death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Premises or to their respective invitees, licensees, agents, servants or other persons from time to time attending at the Premises while such person or property is in or about the Lands, the Premises, the Building, or any areaways, parking areas, lawns, sidewalks, steps, truckways, platforms, corridors, stairways, elevators or escalators in connection therewith, including without limiting the foregoing, any loss or damage to any property caused by theft or breakage, or by steam, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of premises in the Building or for any other loss whatsoever with respect to the Premises, goods placed therein or any business carried on therein.

Page 7A - Add to the end of Section 12(a):

The Tenant shall restore the Premises and reinstate all leasehold improvements at its own expense; without limiting the generality of the foregoing, the Landlord shall not be obligated to provide any tenant allowance or tenant inducement to assist the Tenant in rebuilding, restoring, replacing or repairing the Tenant's Improvements, regardless of whether or not the Landlord had originally provided any tenant allowance or tenant inducement in respect thereof.

Impossibility Unavoidable Delays

15. Whenever and to the extent the Landlord is unable to fulfil or, shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent or other moneys payable hereunder by reason of any such failure or cause.

Re-entry

16. PROVISO for re-entry by the said Landlord on non-payment of rent or non-performance of covenants.

Bankruptcy, etc.

17. Provided further that in case without the written consent of the Landlord, the Premises shall be used by any other person than the Tenant or for any other purpose than that for which the same were let or in case the Premises shall be vacated or remain unoccupied for fifteen (15) days, or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of the creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three (3) month's rent (including in both cases all other amounts payable as Additional Rent) shall immediately become due and be paid and the Landlord without prejudice to any claim for damages for any antecedent breach of covenant, may re-enter and take possession of the Premises as though the Tenant or other occupant or occupants of the Premises was or were holding over after the expiration of the Term without any right whatever.

Distress

18. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

Entry as Agent

19.  omitted

Right of Termination

20.  omitted

Non-waiver

21. No condoning, excusing or overlooking by the Landlord or any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

Overholding

22. If the Tenant shall continue to occupy all or part of the Premises after the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at the basic monthly rental payable during the last year of this Lease and otherwise on the terms and condition herein set out except as to length of tenancy.

Landlord Performing Tenant's Covenants

23. If the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be obligated) to perform or cause to be performed and to do or cause or be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend moneys) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith upon demand.

Payments to Landlord

24. All payments to be made by the Tenant under this Lease shall be made, at such place or places as the Landlord may designate in writing, and to the Landlord or to such agent of the Landlord as the Landlord shall from time to time direct. The Tenant shall pay the Landlord interest on all overdue rentals including Basic Rent and Additional Rent or other amounts, all such interest to be calculated from the date upon which the amount is first due or demanded until actual payment thereof and at a rate of five (5%) per cent per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at chartered banks in the municipality in which the building is situate.

Recovery of Adjustments

25. The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder, as the Landlord would have in the case of default in payment of rent.

Registration & Planning Act

26. (a) The Tenant covenants and agrees with the Landlord that the Tenant will not register or record this Lease against the title to the Lands, except by way of notice.

(b) Where applicable, this Lease shall be subject to the condition that it is effective only if The Planning Act is complied with. Pending such compliance the Term, and any renewal periods, shall be deemed to be for a total period of one
(1) day less than the maximum lease term permitted by law without such compliance.

Mortgages

27. * At the option of the Landlord, this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust, which may now or at any time hereafter affect the Premises in whole or in part, or the Lands, Building whether or not any such mortgage, charge or deed of trust affects only the Premises or the Lands, the building or affects other premises as well. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee:

*Subject to Section 25 of Schedule "C"

a) attorn to such mortgagee, chargee or trustee and become its tenant of the Premises or the Tenant of the Premises of any purchaser from such mortgagee, chargee or trustee in the event of an exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained, and/or

b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, express or implied, to the making of this Lease).

Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments or attornment or postponement and subordination which may be so requested to give effect to this section.

Assignment Landlord

28. If the Landlord sells or leases the Lands, the Building or any part thereof, or assigns this Lease, and to the extent that the purchaser, lessee or assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, the Landlord without further written agreement will be discharged and relieved of liability under the said covenants and obligations.

Captions

29. The captions appearing in the margin of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease nor any of the provisions hereof.

Guarantee (if applicable)

30.  omitted

Notice

31. (a) Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if Notice sent by registered prepaid post as follows:

                  TO THE LANDLORD
                  8 Vinci Crescent
                  Downsview, Ontario M3H 2Y7

or such other address as the Landlord shall notify the Tenant in writing any time or from time to time;

TO THE TENANT - at the Premises

and such notice shall be deemed to have been received by the Landlord, Tenant as the case may be, on the third business day after the date on which it shall have been so mailed (in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of interruption).

(b) Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant to him personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

Effect of Lease

32. This indenture and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sublease, and where there is more than one Tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several

Interpretation of Lease

33. All of the Provisions contained in this Lease are to be construed as covenants and agreements and if any of Lease provision is illegal or unenforceable, it shall be considered separate and severable from the remaining provisions, which shall remain in force and be binding upon the Landlord and the Tenant.

Time of Essence

34. Time shall be of the essence of this Lease.

Law

35. This Lease shall be governed by and construed in accordance with the laws, of the Province of Ontario.

Intent of Lease

36. This is a carefree lease and it is the mutual intention of the parties hereto that the basic rent herein provided to be paid shall be net to the Landlord and clear of all taxes, costs and charges arising from or relating to the lands and building in that the Tenant shall bear its proportionate share of all costs of and be responsible for all matters in relation to the operation, maintenance and repair of the lands and building (save as otherwise provided herein) including and without limiting the generality of the foregoing the Tenant's proportionate share of taxes and operating costs. Charges of a kind personal to the Landlord such as taxes on the income of the Landlord, Corporation Tax, estate and inheritance tax and similar taxes, principal and interest payments to be made by the Landlord in satisfaction of mortgages now or hereinafter registered against the said lands and building shall not be the responsibility or obligation of the Tenant.

37. Schedule "A", "B", "C", "D" "E" and "F" and Rules and Regulations attached form part of this Lease.

38. The Landlord entering into this Lease transaction is conditional upon the following occurring contemporaneously with the execution of this Lease by the Tenant.

(a) Saville Systems PLC executing and delivering to the Landlord the Indemnity in form attached as Schedule "E" hereto, and

(b) Saville Systems PLC delivering four copies of an opinion of its Irish counsel addressed to the Landlord, its solicitors, Aird & Berlis, 3170497 Canada Inc. and its solicitors, Gardiner, Roberts, in form attached as Schedule "F".

IN WITNESS WHEREOF the parties hereto have executed this lease.

SIGNED, SEALED AND DELIVERED
in the presence of              ORFUS INVESTMENTS
                                BY:      /s/M. Orfus



                                SAVILLE SYSTEMS CANADA, LTD.
                                BY:      /s/Marc J. Venator
                                         Authorized Signing Officer TENANT CS

                              RULES AND REGULATIONS

1. The Tenant shall not place or permit to be placed or left in or upon any part of the Building outside of the Premises, or in or upon any part of the Building of which the Premises form a part, any debris or refuse.

2. The Landlord shall permit the Tenant and the Tenant's employees and all persons lawfully requiring communication with them to have the use during Normal Business Hours in common with others entitled thereto of the main entrance and the stairways, corridors, elevators or other mechanical means of access leading to the Premises. At times other than during Normal Business Hours the Tenant and the employees of the Tenant and persons lawfully requiring communication with the Tenant shall have access to the Building and to the Premises

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Premises are situated or, in lieu thereof those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall not permit any cooking in the Premises without the written consent of the Landlord.

5. The sidewalks, entries, passages, escalators, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, escalators, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it may deem advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids, or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. No Tenant shall employ anyone to do its moving in the Building other than the staff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Landlord for each door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff, will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not let the water run unless it is in actual use, and shall not deface or mark any part of the Building, or drive nails, spikes, hooks, or screws into the walls or woodwork of the Building.

9. The Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which will in any way increase the risk of fire or the rate of fire insurance on the said Building or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them or the Landlord, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department, or with any insurance upon said Building or any part thereof, or violate or act in conflict with any of the rules and ordinances of the Board of Health or with any statute or municipal by-law.

10. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. The Tenant shall permit window cleaners to clean the windows of the Premises during Normal Business Hours.

12. Canvassing, soliciting and peddling in or about the Building and in the parking area are prohibited.

13. The Tenant shall not receive or ship articles of any kind except through facilities, and designated doors and at hours designated by the Landlord and under the supervision of the Landlord.

14. It shall be the duty of the respective tenants to assist and co-operate with the Landlord in preventing injury to the premises demised to them respectively.

15. No inflammable oils or other inflammable, dangerous or explosive materials save those approved in writing by Landlord's insurers shall be kept or permitted to be kept in the Premises.

16. No bicycles or other vehicles shall be brought within the Building without the consent of the Landlord.

17. No animals or birds shall be brought into the Building without the consent of the Landlord.

18. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises.

19. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires will be permitted. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television materials shall be allowed on the Leased Premises without authorization in writing by the Landlord.

20. The Tenant, shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved blinds and drapes.

21. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord shall require.

22. The Tenant shall not permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Premises or cause or permit objectionable odours to emanate or be dispelled from the Leased Premises.

23. The Tenant shall not place or maintain any supplies or other articles in any vestibule or entry of the Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Premises or the Building.

24. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, security, care and cleanliness of the Building, and for the preservation of good order therein, and the same shall be kept and observed by the Tenants, their clerks and servants.

25. The Tenant agrees to the foregoing Rules and Regulations, which are hereby made a part of this Lease, and each of them, and agrees that for such persistent infraction of them, or any of them, be calculated to annoy or disturb the quiet enjoyment of any other tenant, or for gross misconduct upon the part of the Tenant, or any one under it, the Landlord may declare a forfeiture and cancellation of the accompanying Lease and may demand possession of the Premises upon one (1) week's notice as determined by a competent court having jurisdiction.

                                   SCHEDULE"A"

Attached to and forming part of a Lease between ORFUS INVESTMENTS as Landlord, and SAVILLE SYSTEMS CANADA, LTD. as Tenant

Town of Markham, Regional Municipality of York consisting of Part of Lots 3 and 4 and all of Lot 5, Plan 65M-2326, designated as Parts 5, 6, 8 and 9 on 65R-14021

                                  SCHEDULE "B"

Maps of 5th and 6th floor, West Tower, 675 Cochrane Drive

                                   SCHEDULE"C"

To a lease made the 25th day of April, 1996 between Orfus Investments as Landlord and Saville Systems Canada, Ltd. as Tenant.

1 .      TENANT'S INSURANCE

Tenant covenants that, with respect to policies of Tenant's insurance as required pursuant to Section 8(u) of the Lease, that such policies shall include provisions showing the Landlord as named insured in the policy and requiring that the insurer provide at least thirty (30) days' written notice to the Landlord prior to termination or material amendment to the policy during the lease term or any renewal or extension thereof. Tenant shall, forthwith upon demand, deliver to Landlord evidence of such insurance policies by way of a certificate from the insurer.

Every such policy of insurance shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over against the Landlord or the agents or employees of the Landlord. If Tenant shall fail to take out or keep in force such insurance as is required hereunder, or if the evidence submitted therefor is unacceptable to the Landlord pursuant to this Lease, then the Landlord may, but shall not be obliged to, obtain some or all such insurance, and the Tenant shall pay all premiums or other reasonable expenses incurred by the Landlord as a result thereof on demand, as rent.

The Tenant shall furnish to the Landlord, upon request, evidence as to the full replacement cost of the Tenant's fixtures, furniture and equipment, and Tenant shall ensure that the insurance coverage under Section 8(u)(ii) is adequate to cover such fixtures, furniture and equipment.

Landlord's right of termination in Section 8(g) shall apply only if Tenant does not rectify the cause of insurance cancellation (to the effect that the Landlord is enabled to insure as before) within 72 hours of written notice from Landlord to do so.

Landlord shall insure Building A against risk of fire and other property damage and shall maintain liability insurance and such amounts and for such risks as would a reasonably prudent landlord of a similar property. The costs of such insurance shall be included in Operating Costs.

2.       ADDITIONAL RENT

(a) The Landlord agrees that Operating Costs, Taxes and hydro, plus, if applicable, management fees provided for in Section 6(c), for the Landlord's fiscal year ending April 30, 1996 will not exceed Ten Dollars and Twenty-Three Cents ($10.23) per sq.ft. of the Rentable Area of the Premises. The Landlord further warrants and represents and agrees that the Operating Costs (which is for the Landlord's fiscal year ending April 30, 1996, Five Dollars and Eighty-One Cents ($5.81) per sq.ft. of the Rentable Area of the Premises) which does not include hydro or Taxes but does include management fees provided for in
Section 6(c), if applicable, plus the cost of replacement of electric bulbs, tubes, starters and ballasts in the Premises, shall not, during the term of this Lease, excluding any extension or renewal periods, exceed the lesser of

     (i) the actual amount incurred for said costs per square foot of Rentable Area of the Premises, and

     (ii) the following amounts:

(1)      Year 1 $6.10 per square foot

(2)      Year 2 $6.41 per square foot

(3)      Year 3 $6.73 per square foot

(4)      Year 4 $7.06 per square foot

(5)      Year 5 $7.42 per square foot

(6)      Year 6 $7.79 per square foot

(7)      Year 7 $8.18 per square foot

(8)      Year 8 $8.58 per square foot

(9)      Year 9 $9.01 per square foot

Reference to "Year" shall be to the particular Year or portion thereof in the initial term following the commencement date of the term of that part of the Premises located on the 6th Floor of Building A.

Hydro and Taxes will not be capped.

(b) HVAC supplied to the Premises during Normal Business Hours shall be included in Operating Costs, and subject to the limitation on Operating Costs set out above in subparagraph (a). After Normal Business Hours HVAC shall be available at all times to Tenant with prior arrangement, at a cost which is now estimated to be One Dollar and Twenty-Five Cents ($1.25) per heat pump per hour.

(c) Landlord shall provide Tenant annually, an unaudited statement of Additional Rent within 180 days of the end of each Year. Said statement shall be completed by a certified accountant or other independent qualified financial person. The Landlord or the Tenant as the case may be has the right to remedy any differences between said statements and the Additional Rent paid by the Tenant to the Landlord in the previous Year, within 30 days of the statement being delivered.

3.       GOODS AND SERVICES TAX ("GST")

The Tenant covenants with the Landlord to pay, to the person or authority to whom they are payable, on or before the due date thereof, any and all sales or services taxes on the Tenant's Premises, however designated, which are levied, imposed or assessed by lawful authority and whether they are levied, imposed or assessed against the Landlord or the Tenant. The Tenant further covenants to indemnify and save the Landlord harmless from any and all liability, costs, expenses or penalties incurred by the Landlord as a result of such sales or services taxes. The Landlord will comply with all provisions of the Goods and Services Tax legislation.

In connection with GST, the Tenant covenants to pay the Landlord when due, in addition to all other amounts payable under this Lease, any goods and services tax ("GST") which shall be applicable to, or which may be assessed, imposed or levied against the Basic Rent and/or Additional Rent payable hereunder and all such GST shall be collectable hereunder in the same manner as rent.

The obligations of the Tenant in this paragraph 3 shall survive the expiration or the termination of this Lease.

4.       USE OF THE PREMISES

Notwithstanding the provisions of paragraph 8(g) of the Lease:

(a) The Tenant shall, subject to what is hereinafter provided, use the Premises for business offices and as a 24 hour data centre and if applicable, all other uses permitted by prevailing municipal by-laws, subject however to paragraph 4(b)(ii) below.

(b) The Tenant shall ensure that during the Term and any renewal or extension thereof, no part of the Premises may be used:

     (i) (except by Saville Systems Canada, Ltd.,) by anyone in the primary business of marketing, financing and/or servicing computers, computer software, hardware or related material or products, considered a competitor by Digital Equipment of Canada Limited, ("Digital") named on a list by Digital from time to time, the most current list being that set forth in Schedule "D". The Tenant acknowledges that Digital has the right to provide an updated list annually to the Landlord setting forth no more than ten (10) entities which Digital considers to be a competitor and that the Landlord has covenanted with Digital not to lease directly or indirectly by sublet, assignment or otherwise, any premises in Building A to tenants considered to be competitors of Digital as aforesaid. The Tenant acknowledges that the Landlord shall have no obligation to provide such annual updated list to the Tenant but shall provide same upon request of the Tenant;

     (ii) by any agency or organization providing social services to the public at large at Building A; and/or

     (iii)by anyone which carries on a business at Building A not consistent with a first class building.

5.       LEASEHOLD IMPROVEMENTS

(a) The Landlord agrees that the Tenant shall be entitled to use all leasehold improvements existing as of the date hereof at the Premises. The Tenant may demolish any of such existing leasehold improvements as it sees fit (the "Demolition"), subject to what is hereinafter provided.

(b) (i) The Landlord will pay to the Tenant, once only as a contribution towards the costs of leasehold improvements and the Demolition, as hereinafter provided, an amount up to $20.00 per square foot of Rentable Area which shall be $429,580 for that part of the Premises constituting the 6th floor of Building A (the "6th Floor Premises").

     (ii) Provided that the Landlord, acting reasonably, determines that the financial condition of the Tenant and Saville Systems PLC is no worse than that existing as of the date hereof, which determination is to be made no later than the 1st day of September, 1997, and, provided further that the Tenant has not been in material default of any financial obligations under this Lease, then the Landlord will pay to the Tenant, once only as a contribution towards the costs of leasehold improvements and the Demolition, as hereinafter provided, an amount up to $20.00 per square foot of Rentable Area which shall be $429,580 for that part of the Premises constituting the 5th floor of Building A (the "5th Floor Premises").

The Tenant and Saville Systems PLC shall provide to the Landlord up-to-date financial information.

(c) All payments made by the Landlord towards the cost of leasehold improvements and the demolition shall be for the purposes of Demolition aforesaid and otherwise used solely for leasehold improvements at the Premises and may not be utilized towards the cost of furniture, equipment or any other cost or expense which is not a leasehold improvement for the Premises.

(d) Any costs in excess of $20.00 per square foot of Rentable Area of the Premises shall be payable by the Tenant, it being intended that the leasehold improvement allowance for that part of the Premises constituting the 6th Floor Premises is $429,580 and the leasehold improvement allowance for that part of the Premises constituting the 5th Floor Premises is $429,580 (in each case based on the assumption that each such part of the Premises is 21,479 square feet of Rentable Area). If no leasehold improvement allowance is payable by the Landlord in respect of the 5th Floor Premises all costs for the 5th Floor Premises shall be payable by the Tenant.

(e) The Landlord agrees to provide two written estimates from reputable contractors for the leasehold improvements to be installed at the 6th Floor Premises and at the 5th Floor Premises. The Tenant shall have the right to select either of the contractors which have given the written estimates.

(f) Provided that the Landlord delivers the letter of credit referred to in paragraph 6 below, the Tenant shall sign the construction contracts for the Demolition (if applicable) and the installation of leasehold improvements at the 6th Floor Premises and when applicable, at the 5th Floor Premises.

(g) (i) Upon completion of the construction of leasehold improvements for the 6th Floor Premises, the Tenant shall provide to the Landlord a summary of the actual costs for the leasehold improvements plus Demolition, if applicable, for the 6th Floor Premises.

(ii) In the event that the leasehold improvement allowance is payable by the Landlord in respect of the 5th Floor Premises, upon completion of the construction of leasehold improvements for the 5th Floor Premises, the Tenant shall provide to the Landlord a summary of the actual costs for the leasehold improvements plus Demolition, if applicable, for the 5th Floor Premises.

(iii)In the event that less than $429,580 is used towards leasehold improvements and Demolition for the 6th Floor Premises, or, in the event that less than $429,580 is used towards leasehold improvements and Demolition for the 5th Floor Premises then the amortized monthly amount of the difference, if any, over the then remaining balance of the Term (excluding renewals or extensions) at 11 % per annum shall be applied towards reduction of the monthly Basic Rent. In each case the said figure of $429,580 is based on the assumption each such part of the Premises is 21,479 square feet of Rentable Area.

(iv) In the event that the Landlord is not obligated to pay the leasehold improvement allowance for the 5th Floor Premises as a result of the provisions of paragraph 5(b)(ii), then the monthly Basic Rent for the 5th Floor Premises shall be reduced for the balance of the Term (excluding renewals or extensions) based upon a total reduction of $429,580 amortized at 11 % per annum.

(h) There shall be no administrative overhead or profit charged by the Landlord for the improvements or alterations performed at any time by the Tenant.

6.       PAYMENT OF LEASEHOLD IMPROVEMENT ALLOWANCE

(a) With respect to the leasehold improvement allowance referred to in paragraph 5 above, in respect of the 6th Floor Premises only, the Landlord agrees to provide to the Tenant on the date of execution of this Lease by the Landlord and the Tenant, an irrevocable letter of credit from a Schedule 1 Canadian chartered bank in an amount equal to $429,580 Canadian dollars (based upon the assumption that the Rentable Area of the 6th Floor Premises is 21,479 square feet), which letter of credit shall be in a form and substance satisfactory to the Tenant, acting reasonably, and shall provide, inter alia, that the issuer bank will honour demand for payment made thereunder without inquiry as to whether the Tenant has the right as between itself and the customer on whose behalf the issuer bank has issued the letter of credit, to make such demand and without recognizing any claim of said customer; provided, however, that the letter of credit shall provide for delivery of the certificates hereinafter described in order for payment to be made thereunder.

The letter of credit shall be in favour of the Tenant and shall allow partial draw downs (less holdbacks to ensure at all times that applicable holdbacks are maintained at all times), based upon work in place and upon a certificate of the Tenant's architect (being a firm satisfactory to the Landlord, acting reasonably) certifying to the Landlord and to the bank which has issued the letter of credit:

     (i) the amount of the Demolition costs or the work in place at the 6th Floor Premises of the West Tower (Building A) of 675 Cochrane Drive, Markham, undertaken by or on behalf of the Tenant, together with reasonable details thereof;

     (ii) the holdbacks applicable under the Construction Lien Act to ensure that the applicable holdbacks are maintained at all times;

     (iii)that in connection with the said work for which a draw down is being requested under the said letter of credit:

(1) the amount of the draw requested is approved, or, the amount that is approved, as the case may be;

(2)the work has been installed in accordance with working drawings and specifications approved by the Landlord;

(3) the work has been performed in accordance with all laws and in a good and workmanlike manner;

(4) that all necessary building or other permits have been maintained;

(5) that there is no claim for any lien in respect of the improvements being undertaken at said Premises;

(6) the architect has not received written notice from the Landlord that the Tenant is in default in its obligation to pay any amounts due under this Lease;

(7) in the case of the final holdback being released, the architect shall certify the above, together with the certificate that all lien periods have expired with respect to such improvements and no liens have been registered or claimed.

In the event that the Landlord sells the building in which the Premises are located, the Tenant agrees to either accept, in substitution or in lieu of the letter of credit being issued by the Landlord named herein, either a cash collateral account in the amount left to be draw under the said letter of credit, a substitute letter of credit in the principal amount of the undrawn amount of the said letter of credit, or, evidence that the new landlord has at least $50,000,000 of shareholders equity. Upon the said cash collateral account being established, the said substitute letter of credit being issued to the Tenant, or, the evidence being supplied as to the shareholders equity of the new landlord as aforesaid, the Tenant shall release to the Landlord named herein, the letter of credit which the Landlord named herein will have provided to the Tenant, and requests for payment shall be made to the new Landlord supplying to the new Landlord the information, material and certificates referred to in paragraph 6 (a)(i)-(iii) of this Schedule "C".

Once the leasehold improvements at the 6th Floor Premises have been completed, the Landlord shall have the right to receive the said letter of credit, (the said cash collateral account or the said substitute letter of credit as the case may be), returned to it, forthwith, for amounts not drawn thereunder.

(b) In the event that the Landlord is obligated to provide the leasehold improvement allowance with respect to the 5th Floor Premises, pursuant to paragraph 5(b)(ii), the Landlord shall be under no obligation to post an irrevocable letter of credit or any other security, provided however in the event that the Landlord is in default of its obligations to fund the leasehold improvement allowance for the 5th Floor Premises in accordance with the provisions hereof, the Tenant may give fifteen (15) days' written notice of such default, and failing the remedying of such default within the aforesaid fifteen
(15) day period, the Tenant shall be entitled to remedy such default and to receive a credit therefor against Basic Rent; such credit shall be equal to 110% of the aggregate of the amounts paid by or on behalf of the Tenant to cure such default and shall be applied against Basic Rent as it becomes due. Such right of set off shall be subject to an accounting being provided by the Tenant to the Landlord.

(c) The leasehold improvement allowance in respect of the 5th Floor Premises shall be payable provided the Tenant is not then in default in its obligations to pay any amount due under this Lease, upon receipt of the certificate of the Tenant's architect (being a firm satisfactory to the Landlord acting reasonably), and the following shall apply:

     (i) the certificate shall certify the amount of the Demolition costs or the work in place at the 5th Floor Premises of the West Tower (Building A) of 675 Cochrane Drive, Markham, undertaken by or on behalf of the Tenant, together with reasonable details thereof;

     (ii) the certificate shall state the holdbacks applicable under the Construction Lien Act, and, at all times, draw downs against the leasehold improvement allowance shall be made less holdbacks to ensure at all times that applicable holdbacks are maintained at all times for purposes of the Construction Lien Act;

     (iii)the certificate shall state that in connection with the said work for which a draw down is being requested:

(1) the amount of the draw requested is approved, or, the amount that is approved, as the case may be;

(2) the work has been installed in accordance with working drawings and specifications approved by the Landlord;

(3) the work has been performed in accordance with all laws and in a good and workmanlike manner;

(4) that all necessary building or other permits have been maintained;

(5) that there is no claim for any lien in respect of the improvements being undertaken at said Premises;

(6) in the case of the final holdback being released, the architects shall certify the above, together with a certificate that all lien periods have expired with respect to such improvements and no liens have been registered or claimed.

7.  ACCESS TO 6TH FLOOR PREMISES

Forthwith upon execution of this Lease by the Tenant, the Tenant shall be entitled to enter the 6th Floor Premises for the purposes of undertaking Demolition to the existing leasehold improvements, if applicable, and, undertaking any new leasehold improvements which it will be undertaking at the 6th Floor Premises, subject however to the following terms and conditions:

(a) Prior to the Tenant undertaking any work or demolition it desires to undertake at the 6th Floor Premises, the Tenant shall comply with the provisions of Section 8(m) of this Lease.

(b) The Tenant shall have provided evidence of appropriate and adequate insurance both in respect of its obligations pursuant to the provisions of this Lease and in connection with undertaking Demolition and improvements to the 6th Floor Premises prior to undertaking its work; and except for the payment of Basic Rent and Additional Rent all covenants and obligations of the Tenant to be performed during the term shall apply from and after its taking of possession of the 6th Floor Premises mutatis mutandis.

(c) The Tenant and its contractors shall be responsible for removing garbage and debris from Building A, and from any common areas and facilities, each day, and from the Premises as reasonably required so that there is no undue accumulation of garbage and debris, and to place same into garbage containers for that purpose as provided, as it undertakes its work. If the Landlord's forces remove such garbage, the Tenant shall be responsible to pay for the cost of same.

(d) There shall be no Basic Rent or Additional Rent payable notwithstanding the permission hereby granted for the Tenant to enter the 6th Floor Premises, provided that Basic Rent and Additional Rent shall commence to be payable from and after the 1st day of July, 1996 notwithstanding that the Tenant's leasehold improvements may not have been finished at such time.

8.       SPACE PLAN

The Landlord agrees to provide a space plan with one revision or to pay space planning fees directly to a planner of the Tenant's choice for the 6th Floor Premises and, when applicable, for the 5th Floor Premises, at the Landlord's sole cost and expense, which shall not exceed the cost of .08 cents per square foot of Rentable Area of the 6th Floor Premises and the 5th Floor Premises, respectively.

9. INTERIM USE OF 5TH FLOOR PRIOR TO THE TERM IN RESPECT THEREOF COMMENCING

(a) Notwithstanding that the term in respect of the 5th Floor Premises has not commenced, the Landlord agrees that upon execution of this Lease by the Tenant, and subject to the terms and conditions herein contained, the Tenant shall be permitted at its sole option to take possession of the 5th Floor Premises. The following are the terms and conditions applicable thereto:

     (i) prior to being able to take possession of the 5th Floor Premises aforesaid, the Tenant shall meet with the Landlord's building manager and execute a letter accepting responsibility for any damage, save and except reasonable wear and tear, to the 5th Floor Premises;

     (ii) such occupancy shall be temporary only and shall only be permitted until such time as the 6th Floor Premises are ready for occupancy by the Tenant once the Tenant has undertaken all the work which it desires to undertake at the 6th Floor Premises; the Tenant shall also be permitted interim occupancy of the 5th Floor Premises for the purposes of demolishing existing leasehold improvements and fixturing the 5th Floor Premises which it shall be permitted to do (subject to the terms and provisions herein contained) from the 1st day of October, 1997, provided that it is not then in default pursuant to the provisions of this Lease;

     (iii)during the period of time that the Tenant is occupying the 5th Floor Premises pursuant to paragraph 9(a)(ii) above, until it vacates same once the 6th Floor Premises are ready for occupancy, the Tenant shall pay its Proportionate Share for the 5th Floor Premises of the Operating Costs attributable to Building A and the Common Areas and Facilities and its Complex Proportionate Share for the 5th Floor Premises of the Operating Costs attributable to the Shared Common Areas and Facilities, plus taxes as referred to in the provisions of
          Section 5 of this Lease (as supplemented by the provisions of page 3C of this Lease) plus the management fee referred to in the provisions of Section 6(c) of this Lease. Such amount shall be payable monthly on the first day of each and every month during the period within which such payments are applicable and the provisions of Sections 5 and 6 of the Lease shall apply thereto, mutatis mutandis; provided that in the event that the Tenant has not completed all improvements which it desires to make to the 6th Floor Premises as at the 1st day of July, 1996 and is accordingly not in a position to occupy the 6th Floor Premises for the purposes of carrying on business therein as at the 1st day of July, 1996, from and after the 1st day of July, 1996, until it vacates the 5th Floor Premises once the 6th Floor Premises are ready for occupancy, the Tenant shall pay for hydro costs only with respect to the 5th Floor Premises, during such period (which shall be in addition to the payments required pursuant to paragraph 9(a)(iv) below);

     (iv) the Tenant shall be responsible to pay to the Landlord, whether or not it is occupying the same, an amount per square foot per annum of the Rentable Area of the 5th Floor Premises, at the following rates:

          (1) from the 1st day of July, 1996, (whether or not the Tenant has taken occupancy), to and including the 30th day of June, 1997, the sum of $3.00 per square foot of the Rentable Area of the 5th Floor Premises per annum;

          (2) from the 1st day of July, 1997 to and including the 30th day of September, 1997, the sum of $6.00 per square foot of Rentable Area of the 5th Floor Premises per annum;

          (3) from the 1st day of October, 1997 to and including the 30th day of November, 1997, the sum of $9.00 per square foot Rentable Area of the 5th Floor Premises per annum.

The said amounts shall be payable in equal consecutive monthly instalments each due in advance on the 1st day of each and every month during the periods hereinbefore provided;

     (v) each time prior to taking occupancy of the 5th Floor Premises, the Tenant shall have provided evidence of appropriate and adequate insurance in respect thereof;

     (vi) during the occupancy by the Tenant of the 5th Floor Premises prior to the commencement of the term therefor, the terms and provisions, save and except for the payment of Basic Rent and Additional Rent, (subject however to paragraph 9(a)(iii) and (iv) above), and all covenants and obligations of the Tenant to be performed during the Term under this Lease, for the 6th Floor Premises, shall apply mutatis mutandis;

     (vii)prior to the Tenant undertaking any work which it desires to undertake at the 5th Floor Premises, the Tenant shall have complied with the provisions of Section 8(m) of the Lease, shall have provided evidence of appropriate and adequate insurance in connection with its undertaking demolition or improvements to the 5th Floor Premises prior to undertaking such work and all provisions of paragraph 7(a) and (c) of this Schedule "C" shall apply, mutatis mutandis.

(b) On the earlier of the 1st day of December, 1997 and the date upon which the Tenant has fixtured the 5th Floor Premises so that the Tenant can carry on business at any part of the 5th Floor Premises, the commencement of the term for the 5th Floor Premises shall be deemed to have occurred, with Basic Rent payable therefor in accordance with the schedule of rental rates set forth on page 2A of this Lease, and in addition, the Tenant from and after such date shall be responsible to pay all Additional Rent in respect of the 5th Floor Premises, instead of the rent payable provided for in the provisions of paragraph 9(a)(ii) above.

10.      CONDITION OF PREMISES

The Tenant shall inspect the 6th Floor Premises prior to undertaking any demolition or work thereto, and the 5th Floor Premises at the same time as the inspection for the 6th Floor Premises is being undertaken, as well as prior to undertaking any demolition or work to the 5th Floor Premises, for the purposes of satisfying itself that the base building systems servicing them, are in good condition and repair. The Tenant and the Landlord shall decide on a deficiency list for such base building systems, if any, each acting reasonably and the Landlord shall rectify any agreed to deficiencies for such base building systems for the 6th Floor Premises and for the 5th Floor Premises prior to the Tenant taking possession December 1, 1997.

11.      PARKING

The Tenant shall be entitled to use the underground parking area servicing Building A free of charge other than the cost of cards and what is otherwise provided for below, for the term of this Lease including any renewals or extensions thereof at the rate of three point five (3.5) cars for every one thousand (1,000) square feet of the Premises. In the event that the Landlord at any time during the Term or any renewals or extensions changes the current nature of the entire parking areas servicing Building A, or any other buildings or improvements constructed on the Lands, being unreserved and free of charge, to be reserved, the Landlord shall give sufficient notice to the Tenant of its intent so to do and the Tenant shall have the right to its proportionate share of reserved parking spaces based on three point five (3.5) cars for every one thousand (1,000) square feet of the Premises, the location of reserved parking to be as designated by the Landlord.

The Tenant shall further be entitled to use an additional fifty (50) parking spaces within the parking areas for the Complex at no charge other than the cost of cards referred to below on an unreserved basis throughout the term of the Lease (excluding renewals or extensions).

Parking for all spaces including the aforesaid fifty (50) parking spaces shall be afforded by access parking cards at a charge of $15.00 per card.

The rights of the Tenant to 3.5 cars for every one thousand (1,000) square feet of the Premises shall only apply with respect to that part of the Premises constituting the 5th Floor Premises when the term therefor has commenced.

The provisions of paragraph 13 of the Lease except with respect to charges of fees, shall apply to the parking arrangement in this paragraph 11 of this Schedule "C".

12.      BUILDING ACCESS

Except in cases of emergency, the Landlord agrees to provide the Tenant with access to Building A on a 24 hour basis 7 days a week to the main lobbies, stairs and entrances as well as parking lots and all elevators that have card access. The Landlord agrees that the existing security (card access) or the equivalent will be made available to the Tenant throughout the Term of this Lease and that there will be no access to the Premises other than through card access in the elevators or stairs.

The Tenant agrees to be mindful of building security when accessing the building after hours including ensuring that doors are not left open unnecessarily and that the Tenant will not interfere with maintenance workers or snow clearing contractors.

13.      NO RESTORATION ON EXPIRY

Notwithstanding the provisions requiring same in the Lease, the Tenant shall not be required upon termination of the term of this Lease herein to restore the Premises to the original condition in which they were in prior to this Lease, unless the Tenant has installed improvements or alterations in contravention of the provisions of paragraph 8(m) of the Lease.

14.      RIGHT OF FIRST REFUSAL TO LEASE ON FOURTH FLOOR

Provided that the Tenant is not then in breach of this Lease, and provided that the Tenant has not exercised its termination right contained in paragraph 15 of this Schedule "C", the Tenant shall have the right of first refusal for any offer to lease in respect of any space on the 4th floor of Building A that becomes available from time to time and at all times during the initial Term of this Lease, subject to the terms and conditions of this paragraph 14. In the event that the Landlord receives a bona fide offer to lease any of the space in the 4th floor of Building A which the Landlord is prepared to accept, the Landlord shall notify and offer the space to the Tenant on the same terms and conditions as contained in said offer. The Tenant shall have 48 hours after notification from the Landlord to exercise its right of first refusal and lease the space on the same terms and conditions as contained in the offer, failing which, the Landlord may lease such space to the third party.

It is acknowledged and agreed that the right of the Tenant contained herein shall not apply in respect of any extension of term or other arrangements made by the existing tenant of the 4th floor of Building A and the Landlord shall be free to deal with said existing tenant, free from any obligations pursuant to the provisions of this paragraph 14 of this Schedule "C".

The parties further agree that notwithstanding the terms and provisions of the bona fide offer to lease, the lease for any space taken by the Tenant on the 4th floor of Building A pursuant to this right of first refusal shall contain provisions similar to those provided for in paragraph 20 of this Schedule "C" as the same relates to the commission payable to CB Commercial in respect of space taken on the 4th floor of Building A.

In addition, regardless of the terms of the bona fide offer to lease, the Landlord agrees that the Tenant shall have the right to use the leasehold improvements at the space to be rented on the 4th Floor of Building A, subject to any tenant's rights to remove the same.

In the event that the Tenant exercises its right of first refusal as contained in the provisions of this paragraph 14 of this Schedule "C", the premises to be leased by the Tenant pursuant thereto shall be herein called the "Expansion Premises".

The lease termination rights, the option to extend the Term, parking and any other provisions referring to the Premises herein, shall not apply to the Expansion Premises, but subject to the third paragraph of this paragraph 14 in respect of the increase in the basic rent, the bona fide offer to lease shall govern all the terms and provisions of the lease between the Landlord and the Tenant with respect to space on the 4th floor of Building A.

15.      LEASE TERMINATION

Notwithstanding anything contained in this Lease to the contrary and provided Saville Systems Canada, Ltd. is itself carrying on business in the entire 6th Floor Premises and the 5th Floor Premises, and provided further that it is not then in default of this Lease, the Tenant shall have the right to terminate this Lease as of the 31st day of March, 2001, 2002, 2003 or 2004, provided that in order for the Tenant's right pursuant to this paragraph 15 to terminate this Lease to be validly exercised and to be effective:

(a) The Tenant must give to the Landlord at least six (6) months prior written notice of its election to terminate this Lease pursuant to the provisions of this paragraph 15.

(b) Any time after such notice, the Tenant shall have the right to continue to occupy the 6th Floor Premises and the 5th Floor Premises under the terms of this Lease, or the Tenant may vacate the said Premises and pay the Landlord by certified funds a lump sum equal to the gross rent (Basic Rent and Additional Rent remaining during said notice period), following which the Landlord shall be free to lease the space to another party; said payment is separate from and in addition to the Termination Payment referred to below.

(c) In consideration of the Tenant's right of termination aforesaid, the Landlord shall receive from the Tenant and the Tenant shall pay to the Landlord by certified funds at least sixty (60) days prior to the termination date (but in no event shall the Tenant be entitled to vacate the Premises until it has made all payments payable pursuant to the provisions of this paragraph 15), a termination payment as set out below:

Termination Date

March 31, 2001

Termination Payment

12 months Basic Rent at the rate of $11.60 per sq.ft of Rentable Area of the Premises per annum (subject to reduction if paragraph 5(g)(iii) or (iv) applies) plus 12 months of Additional Rent that would be payable for the period the 1st day of April, 2001 to and including the 31st day of March, 2002, as estimated by the Landlord

Termination Date

March 31, 2002

Termination Payment

10 months Basic Rent at the rate of $11.60 per sq.ft. of Rentable Area of the Premises (subject to reduction if paragraph 5(g)(iii) or (iv) applies) per annum plus 10 months of Additional Rent that would be payable for the period the 1st day of April, 2002 to 31st day of January, 2003, as estimated by the Landlord

Termination Date

March 31, 2003

Termination Payment

8 months Basic Rent at the rate of $11.60 per sq.ft. of Rentable Area of the Premises per annum (subject to reduction if paragraph 5(g)(iii) or (iv) applies) plus 8 months of Additional Rent that would be payable for the period the 1st day of April, 2003 to 30th day of November, 2003, as estimated by the Landlord

Termination Date

March 31, 2004

Termination Payment

6 months Basic Rent at the rate of $11.60 per sq.ft. of Rentable Area of the Premises per annum plus (subject to reduction if paragraph 5(g)(iii) or (iv) applies) 6 months of Additional Rent that would be payable for the period the 1st day of April, 2004 to 30th day of September, 2004, as estimated by the Landlord

The termination rights in this paragraph 15 shall not apply to the Expansion Premises but only to the 5th Floor Premises and the 6th Floor Premises.

16.      OPTION TO EXTEND LEASE TERM

Provided Saville Systems Canada, Ltd. is itself in occupancy of the 6th Floor Premises and the 5th Floor Premises and is then not in default of this Lease, the Tenant shall be entitled to extend the term of this Lease for all of the 6th Floor Premises and the 5th Floor Premises for a further term of five years immediately following upon the expiration of the initial Lease term which expires on the 30th day of June, 2005, upon the same terms and conditions as are set forth in this Lease, except for:

(a)  There shall be no further options to extend or renew.

(b) There shall be no leasehold improvement allowance, tenant inducement or Landlord's work required whatsoever.

(c)  There shall be no fixturing periods.

(d)  There shall be no Basic Rent free or Additional Rent free periods.

(e) The Premises shall be rentable on an "as is "/" where is" basis with no obligation of the Landlord to undertake any work thereto or to Building A or any part thereof.

(f) The right of first refusal in paragraph 14 of this Schedule "C" shall not apply.

(g) The Basic Rent for the Premises during the Extension Period shall be an annual rate equivalent to the prevailing fair market rate for tenants for comparable premises in comparable buildings, such amount to be agreed upon between the Landlord and the Tenant not less than ninety (90) days prior to the expiry date of the initial term, failing which, the rate for the Basic Rent due during the Extension Period shall be determined by arbitration pursuant to the provisions of the Arbitration Act of Ontario or any successor legislation. In the event that the rate of Basic Rent has not been determined prior to commencement of the Extension Period, the rate of Basic Rent payable in the last month prior to expiry of the initial term shall be payable monthly until a decision is reached, after which the rent shall be retroactively adjusted in accordance with the decision of the arbitration.

(h) The provisions of paragraph 11 of this Schedule "C" that specifically do not apply to extensions or renewals.

In order to exercise the option to extend, the Tenant shall give written notice to the Landlord not more than twelve (12) months prior but at least six (6) months prior to the expiration of the initial term hereof, failing which, the option to extend as contained herein, shall be null and void.

17.      IDENTIFICATION

The Landlord shall provide the Tenant with one identification sign posted on the ground floor lobby directory board of Building A at the Landlord's cost and on the building exterior pylon at the Tenant's cost, in a location determined by the Landlord.

18.      OTHER SIGNAGE

Subject to the rights in favour of Digital, its subtenants and its assignees to have the exclusive right to exterior signage on Building A, the exclusive right to signage on the mechanical penthouse on the top of Building A, the right to have one interior sign located in the lobby of Building A near the elevator, and the right to name Building A, and provided that Saville Systems Canada, Ltd. is the actual Tenant and is itself occupying at least two full floors of Building A and/or is the largest tenant in Building A and is itself in possession of and conducting its business from the whole of the 6th Floor Premises and the 5th Floor Premises, the Tenant shall have the sole right to install a rooftop corporate sign (the "Sign") at the Tenant's sole expense, to be located on and affixed to Building A. Provided, however:

(a) Details as to location, colour, size, style, wording, character, installation, operation, maintenance and materials (as each relates to the Sign) shall be provided in writing to the Landlord for the Landlord's prior written approval thereto.

(b) The Tenant must receive written approval from the Landlord prior to installation of the Sign. As to the design of the sign, the Landlord will accept a sign which has nothing displayed on it other than the current corporate logo of the Tenant.

(c) The Sign shall in all respects be in full compliance with all existing and any future governmental regulations and/or by-laws.

(d) All signs shall be consistent with a first class office building.

(e) The Tenant shall be responsible to obtain and maintain all necessary approvals and permits in order to erect and maintain signs.

(f) The Tenant shall assume all related costs of the signage and shall assume any liability regarding the Sign identification to the complete discharge of the Landlord.

(g) The Tenant shall pay all costs of removal of signage at termination of this Lease or immediately upon the Tenant losing its special signage rights as provided for in this paragraph 18.

(h) The Tenant shall be responsible to maintain and keep in good order and repair all such signage in keeping with the Complex as a first-class office complex.

(i) The Tenant shall be responsible for any damage caused by the removal of the Sign.

(j) The Tenant shall be responsible for all insurance costs for the signage and shall provide proof to the Landlord forthwith upon request therefor.

The Tenant acknowledges that presently Digital and its subtenants and assignees have exclusive right to (a) exterior signage on Building A, (b) roof top signage on the mechanical penthouse on the top of Building A, and, (c) to name Building A and in addition, Digital and its subtenants and assignees have the right to have one name on the outside pylon sign applicable to Building A and the right to special lobby signage.

19.      SUBLETS AND ASSIGNMENTS

The parties acknowledge that provided the Tenant is not in default, the Tenant shall have the right to assign or sublet the Premises subject to the provisions of Section 8(e) of the Lease and subject to the restrictions with respect to use of the Premises as set out at paragraph 4(b) of this Schedule "C".

20.      LEASING COMMISSION

(a) The Landlord and Tenant agree that the Landlord shall be responsible to pay a commission relating to the consummation of the tenancy contemplated herein to CB Commercial ("CB"); which commission payable will be equivalent to $5.40 per square foot of Rentable Area of the 6th Floor Premises and the sum of $4.50 per square foot of Rentable Area of the 5th Floor Premises. The Landlord and Tenant agree that the Tenant shall first occupy the 6th Floor Premises and that the Tenant shall occupy the 5th Floor Premises at a later date and in no event shall the Tenant occupy the 5th Floor Premises later than 17 months after the commencement date of the Lease for the 6th Floor Premises. The commission for the 6th Floor tenancy shall be due and payable to CB on the latest of:

     (i)  July 1, 1996;

     (ii) execution of the Lease;  and

     (iii) when the 6th Floor Premises is open for business by the Tenant.

The commission for the 5th Floor tenancy shall be due and payable to CB on the later of:

     (i)  December 1, 1997; and

     (ii) when the 5th Floor Premises is open for business on a permanent basis by the Tenant.

(b) In addition to Section 20 (a) above and as a separate agreement to this Lease which is hereby incorporated into this Lease, the Landlord and Tenant agree that in consideration of the payment of Ten Dollars ($10.00) by CB to each of the Landlord and Tenant and for other good and valuable consideration given by CB to each of the Landlord and the Tenant, the receipt and sufficiency whereof is acknowledged by each of the Landlord and Tenant, the Landlord and Tenant agree that in the event the Landlord shall fail to pay CB the commission due to CB in respect of this Lease as set out in Section 20(a) above, and provided that there is no valid dispute CB shall be entitled to notify the Landlord that the commission payable to CB in respect of this Lease has not been paid in full by the Landlord and specifying the balance of commission still outstanding and unpaid to CB; and CB shall further be entitled to direct the Tenant by written direction, that the Tenant shall pay to CB the Basic Rent payable for each month of the term of the Lease on a continuous basis until the balance of the commission outstanding and payable to CB by the Landlord has been paid in full. The Landlord and the Tenant agree to respect this direction and to co-operate in making the monthly Basic Rental payments to CB until its commission has been paid in full. This direction is intended to bind the Landlord and the Tenant and their successors, heirs and assigns. Nothing herein shall obligate the Tenant to be liable to pay any amounts the effect of which will require payments in excess of any amounts payable under this Lease. The Tenant shall provide an accounting to the Landlord as to amounts it has paid to CB.

21.      SET OFFS

Except for the provisions of paragraph 2(c), 6(b) and 20 of this Section "C", the Tenant shall pay all Basic Rent, Additional Rent and all other amounts due and payable hereunder, without any right of set off, deductions, or defalcation whatsoever.

22.      LANDLORD'S RIGHT OF ENTRY

Landlord's right of entry and Section 8(j) and 13 of the Lease shall be subject to reasonable notice, and work done thereunder (except emergency work) shall be upon reasonable notice, having regard to the circumstances.

23.      UNAVOIDABLE DELAY

The relief for unavoidable delay in Section 15 of the Lease shall apply equally to the Landlord and the Tenant, provided that unavoidable delay shall in no event relieve the Tenant from its obligation to pay all Basic Rent, Additional Rent and any other monies payable to the Landlord hereunder.

24.      INSTALMENT OF TAXES

For greater clarity the requirement in Section 5(c) of the Lease to pay instalments of 1/9th of annual taxes shall be limited to nine such instalments per year.

25.      NON-DISTURBANCE AGREEMENT

The Tenant shall not be required to execute any postponement or subordination to a mortgagee pursuant to Section 27 of the Lease unless and until the Tenant has received a Non-Disturbance Agreement from such mortgagee or assurances that such Non-Disturbance Agreement shall be delivered forthwith. In the event that the Tenant shall be required to postpone or subordinate to a mortgagee pursuant to
Section 27 of the Lease, the Landlord agrees to use best efforts to provide the Tenant with a Non-Disturbance Agreement from such mortgagee.

26.      RIGHT OF RE-ENTRY RE BREACH

The Landlord's right of re-entry for any breach of the Tenant other than nonpayment of rent shall be preceded by five days written notice to the Tenant of the default claimed in respect of which the Landlord seeks to use its right of re-entry.

27.      LANDLORD'S RIGHT AND REMEDIES

Upon default of the performance of any of the obligations of the Tenant under the Lease, the Landlord shall have the following rights and remedies:

(a) Subject to the provisions of paragraph 26 of this Schedule "C", the immediate right of re-entry upon the Premises to repossess the same and enjoy them as of its former state and the Tenant hereby consents to the Landlord expelling all persons and removing all property at the said Premises from the said Premises and such property may be removed and sold or disposed of by the Landlord by public auction or otherwise and either in bulk or by individual item as the Landlord in its sole discretion may decide or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby or for any claim for damages. Such re-entry shall not be deemed to constitute a termination of the Lease unless the Landlord expressly in writing terminates the Lease;

(b) The Landlord, in addition to all of the rights, shall have the right to enter the Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the said Premises as the agent of the Tenant and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property on the said Premises and to sell the same at a public or a private sale without notice and to apply the proceeds of such sale and any rent derived from reletting the said Premises upon account of the rent under the Lease and the Tenant shall be liable to the Landlord for the deficiency, if any, for the remainder of the term as if such re-entry had not been made unless the actual amount received by the Landlord after such re-entry in respect of any reletting applicable to the remainder of the term. The Tenant shall also reimburse the Landlord for all reasonable legal and other costs incurred as a result of such re-entry and reletting. No such re-entry or taking possession of the said Premises by the Landlord shall be construed as an election on its part to terminate the Lease unless the written notice of such intention is given to the Tenant by the Landlord. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate the Lease as a result of default;

(c) The Landlord, in addition to all other rights, shall have the right to determine forthwith this Lease and the term by leaving upon the said Premises notice in writing of its intention so to do and the Tenant shall immediately deliver up possession of the said Premises to the Landlord, and the Landlord may re-enter and take possession of the same. If the Landlord at any time terminates the Lease for any default, in addition to any other remedies it may have, it may recover from the Tenant all damages it incurs by reason of such breach including without limitation the cost of recovering the said Premises, solicitor's fees (on a solicitor and his client basis) and including the worth at the time of such termination of the excess, if any, of the amount of Basic Rent, Additional Rent and other charges payable under the Lease required to be paid pursuant thereto and hereto for the remainder of the term over the then reasonable rental value of the said Premises for the remainder of the term, all of which amount shall be immediately due and payable by the Tenant to the Landlord.

28.      REMEDIES GENERALLY

Mention in this Lease of any particular remedy of the Landlord in respect of the default by the Tenant does not exclude the Landlord from any other remedy in respect thereof whether available at law or at equity or by statute or expressly provided for in this Lease. No remedy shall be exclusive or dependant upon any other remedy and the Landlord may from time to time exercise one or more of such remedies independently or in combination, such remedies being cumulative and not alternative.

Whenever the Tenant seeks a remedy in order to enforce the observance or performance of one of the terms, covenants and conditions contained in this Lease an the part of the Landlord to be observed or performed, the Tenant's only remedy shall be for such damages as the Tenant shall be able to prove in a court of competent jurisdiction that it has suffered as a result of a breach (if established) by the Landlord in the observance or performance of any of the terms, covenants or conditions contained herein on the part of the Landlord to be observed and performed, except where the Lease provides the Landlord's consent or approval is not to be unreasonably withheld, the Tenant's sole remedy if the Landlord unreasonably withholds consent or approval, shall be an action for a specific performance and the Landlord shall not be liable for any damages.

29.      TENANT'S LETTER OF CREDIT

Prior to the Tenant being permitted access to the 6th Floor Premises for the purposes of demolition or undertaking leasehold improvements at the 6th Floor Premises, the Tenant shall provide to the Landlord an irrevocable letter of credit in favour of the Landlord issued by a Schedule 1 Canadian chartered bank in the principal amount of $225,000, which letter of credit shall be in form and substance satisfactory to the Landlord, acting reasonably, provided that the letter of credit shall contain at least the following provisions:

(a) The letter of credit shall be fully transferable or assignable by the Landlord without consent of the issuer bank (the Landlord and such assignee being herein for the purposes of this Section 29 be called the "Landlord").

(b) The issuer bank will honour demand for payment made thereunder without inquiry as to whether the Landlord has the right as between itself and the customer on whose behalf the issuer bank has issued the letter of credit, to make such demand and without recognizing any claim of said customer.

(c) Monies may be payable under the letter of credit upon presentation of a certificate signed by the Landlord that the Tenant is in default of its obligations under this Lease which default has continued for a period of five days after written notice of default from the Landlord to the Tenant;

(d) The letter of credit shall either have a term expiring no earlier than June 30, 1998, or, shall contain an "evergreen" clause which will provide that the letter of credit will be deemed to be automatically extended and renewed for one year and thereafter from year to year from the present or any future expiration date unless thirty days prior to any such expiration date or extended expiration date, the issuer bank notifies the Landlord in writing that it elects not to consider the letter of credit renewed for such additional period, in which case, the letter of credit shall provide that upon receipt by the Landlord of such notice, the Landlord may draw fully upon the letter of credit by means of a demand only and without the necessity of the certificate referred to as aforesaid.

The said letter of credit shall be returned forthwith after the expiry date thereof.

30.      NOTICE

Notice hereunder may also be given by facsimile transmission to such telephone number or telefacsimile number as the party may have designated in writing for the purpose of notice and shall be deemed received at the time of confirmed transmission during normal business hours and on the next ensuing business day if sent on a Saturday, Sunday or statutory holiday.

31.      CONFLICT

To the extent that there is any conflict between the provisions of this Schedule "C" and the printed lease form, (as the same may be amended), the provisions of this Schedule "C" shall prevail.

                                  SCHEDULE "D"

                                 COMPETITOR LIST

IBM
HP
Sun Microsystems
SGI (Silicon Graphics)
AST
Compaq
Patriot
Computer Vision
Intergraph
Bay Networks

                                  SCHEDULE "D"


This Indenture made the 25th day of November 1994 IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN: ORFUS INVESTMENTS, a partnership registered
                  under The Partnership Registration Act of
                  Ontario,


         hereinafter called the "Landlord",
                  OF THE FIRST PART,
         and
                  SAVILLE SYSTEMS CANADA LTD.

         hereinafter called the "Tenant",
                  OF THE SECOND PART,



Premises

1. WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant the Premises (the "Premises") on the 6th floor of the building at 625 Cochrane Drive Markham, Ontario and is the building erected or being erected (whichever the case may be) on the lands described in Schedule A hereto annexed, the Premises being shown as outlined in red on the floor plan hereto annexed as Schedule B and being exclusive of any part of the exterior face of the building. The usable area of the Premises is approximately 15,861 square feet and the Rentable Area of the Premises is approximately 16,675 square feet.

Definitions

2. For the Purposes of this Lease:

(a) "Additional Rent" means all amounts payable by the Tenant under the terms of this Lease, whether payable to the Landlord or otherwise, over and above Basic Rent.

(b) "Basic Rent" means those amounts set out as Basic Rent in section 4 of this Lease.

(c) "Landlord's Architect" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord.

(d) "Lease" means this Lease and any alterations from time to time made to this Lease in accordance with the provisions herein set out.

(e) "Normal Business Hours" means 7:00 a.m. to 7:00 p.m. Monday through Friday(but excluding Saturdays, Sundays and holidays), as such hours may be varied by the Landlord from time to time.

(f) "Operating Costs" means the aggregate of all costs, expenses or amounts incurred, whether by the Landlord or others on behalf of the Landlord, in connection with the complete maintenance, operation, management and repair of the lands & building and all components thereof and all improvements of the Landlord thereon or therein including, without limiting the foregoing and without duplication: the costs of any heating, ventilating and air conditioning or other equipment and fuel, energy and other costs of providing heat, ventilating and air conditioning, all expenditures made by the Landlord in an effort to promote energy conservation as set out in section 8(x) of this Lease; the cost of operating and maintaining elevators; the cost of providing hot and cold water; depreciation (in accordance with generally accepted accounting principles from time to time) of all capital and maintenance equipment which by its nature requires periodic replacement including all heating, ventilating and air conditioning equipment, the cost of electricity including lighting not otherwise charged to tenants, the cost of snow, ice and refuse clearance and removal; landscape maintenance and window cleaning; the capital tax as hereinafter defined, the cost of all insurance including "all risks" (including flood and earthquake), boiler and machinery, liability and other casualties and loss of rental income insurance; accounting costs incurred in connection with preparation of statements and opinions for tenants; the cost of providing security services, the cost of consultants, retained with intent of saving or reducing costs, the cost of all rental equipment and building supplies used by the Landlord for all such operations and maintenance or any other purpose; the cost of providing and operating the management office in the Building; amounts paid on service contracts; the amount of all salaries, wages and benefits paid to or on behalf of persons engaged in cleaning, supervision, maintenance, operation, management, and repair, any business taxes which may be imposed on the Landlord by reason of its operation of the building or parts thereof; and management fees or charges of managing agents or Landlord's reasonable charges in lieu thereof if the Landlord undertakes management of the Building.

In computing Operating Costs there shall be credited as a deduction the amounts of proceeds of insurance relating to Insured Damage and other damage actually recovered by the Landlord (or if the Landlord is deemed to self-insure, a corresponding application of reserves) applicable to the damage.

Any report of the Landlord's auditor or other licensed public accountant appointed by the Landlord for the purpose shall be conclusive as to the amount of Operating Cost for any period to which such report relates.

If less than ninety-seven (97%) percent of the Building is occupied by Tenants, then the amount of such Operating Costs shall be deemed to be increased to an amount equal to the amount of Operating Costs which would have been incurred had ninety-seven (97%) per cent of the Building been occupied by tenants throughout the entire period for which Operating Costs are being calculated.

Operating Costs shall not include interest on Landlord's debt or capital retirement of debt or amounts directly chargeable to capital account, save as otherwise herein provided for.

(g) "Capital Tax" means the tax or excise imposed upon the Landlord which is measured by or based in whole or in part upon the capital employed by the Landlord as at the date of the substantial completion of construction of the Building, imputed as if the amount of such tax were that amount due if the Building were the only real property of the Landlord and includes the amount of any capital or place of business tax levied by the provincial government or other applicable taxing authority against the Landlord with respect to the Building.

(h) "Proportionate Share" means that fraction having as its numerator the Rentable Area of the Premises, and having as its denominator the Rentable Area of the Building.

(i) "Rentable Area of the Building" means the total of the Rentable Areas of all Premises leased or set aside from time to time by the Landlord for leasing in the Building, and shall include the areas of all corridors, lobbies and other areas from time to time set aside by the Landlord for common use on all floors of the Building, and those common areas at the ground levels of the said building from time to time set aside by the Landlord for common use by all tenants of the said building including entrance lobbies, and corridor areas, such areas being as certified from time to time by the Landlord's Architect.

(j) "Rentable Area of the Premises" means the area of the Premises expressed in square feet or square meters in a certificate prepared by the Landlord's Architect, which certificate shall be conclusive and binding subject as herein provided and shall be delivered to the Tenant on or after the commencement of the Term, at which time any adjustment to the area that is required thereby shall be made.

The Rentable Area of the Premises shall be measured and determined as follows:

     1. (a) In the case of Premises occupying a whole floor the Rentable Area of the Premises shall be determined by measuring from the centre of the office glass line of the outer building walls, but shall not include stairs, elevator shafts, stacks, pipe shafts and vertical ducts with their enclosing walls. Washrooms, air conditioning rooms, fan rooms, janitors' closets and electrical closets within and exclusively or primarily serving only that floor shall be included in the Rentable Area of the Premises. No deductions shall be made for columns and projections necessary to the Building.

     (b) In the case of Premises occupying part of a floor the Rentable Area of the Premises shall be determined by measuring from and to whichever of the following form the boundaries of the Premises: the centre of the office glass line of the outer building walls, the centre of partitions which separate the Premises from adjoining premises or public and/or service areas; and the office side of corridor walls or other permanent partitions. There shall be included in the Rentable Area of the Premises a portion of the public and/or service areas which without limitation shall include corridors, elevator lobbies, washrooms, air conditioning equipment rooms, fan rooms, janitors' closets and electrical closets within and exclusively or primarily serving only that floor. The portion of the said public and/or service areas so included shall be that portion which the usable area of the Premises bears to the usable area of all premises leased or set aside from time to time for leasing by the Landlord on that floor (including the Premises). No deductions shall be made for columns and projections necessary to the Building.

(k) "Basic Rent Adjustment" the basic rent herein set forth was calculated on basis of the rentable area as defined in paragraph 2(j) being 16,675 sq. ft. (usable area of the Premises 15,861 sq. ft. plus portion of public and service areas 814 sq. ft = 16,675 sq. ft.) at the basic rent of $ (See Page 2A )per sq. ft.

(1) "Rules and Regulations" means those Rules and Regulations attached to this Lease, and any additional Rules and Regulations made from time to time in accordance with section 8(f) of this Lease.

(m) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary or otherwise, levied, charged or assessed upon the lands & building or upon any part or parts thereof and all improvements now or hereafter erected or placed on the Lands, or charged against the Landlord on account thereof, including local improvement charges but excluding: the amount by which separate school taxes (if any should be payable) exceed the amount which would have been payable for school taxes if no assessment for separate school taxes had been made but an assessment for public school taxes had been made and any taxes such as corporate, income, profit and excess profit taxes assessed upon the income of the Landlord. In addition to the foregoing, Taxes shall include any and all taxes, charges, levies or assessments which may in the future be levied, charged or assessed in lieu thereof or in addition thereto. Taxes shall also include all costs and expenses incurred by the Landlord in obtaining or attempting to obtain a reduction or prevent an increase in the amount of such Taxes.

Page 2A

The basic rent for the Lease shall be based upon the gross rentable square footage of 16,675 and the per square foot basic rental rates set out below for the respective periods:

February 1, 1995 - January 31, 1997         $5.00 per sq.ft. per annum
February 1, 1997 - January 31, 1998         $6.00 per sq.ft. per annum
February 1, 1998 - January 31, 2000         $6.50 per sq.ft. per annum
February 1, 2000 - January 31, 2002         $7.00 per sq.ft. per annum
February 1, 2002 - January 31, 2003         $7.50 per sq.ft. per annum
February 1, 2003 - January 31, 2005         $8.00 per sq.ft. per annum

(n) "Term" means that Term set out in section 3 of this Lease or as such Term may be altered, extended or reduced in accordance with the provisions of this Lease.

(o) "Year" means each calendar year or, at Lessor's option, the Lessor's fiscal year where such reference is related to calculation of Additional Rent, the whole or part, of which is included within the Term.

Term

3. To have and to hold the Premises for and during the Term of ten (10) years commencing on the first day of February 1995; and ending on the thirty-first day of January 2005.

Basic Rent

4. Yielding and paying therefor yearly and every year during the Term unto the Landlord as Basic Rent for the Premises without set-offs, deductions or defalcation whatsoever, the sum of (See page 3A) of lawful money of Canada to be paid in equal monthly instalments of (See page 3A) on the first day of each and every month during the Term to the Landlord at the address hereinafter designated or at such other place as the Landlord shall designate, the first of such payments to be made on the first day of February, 1995. If the term commences on any day other than the first or ends on any day other than the last day of a month, Basic Rent and Additional Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis.

The Landlord acknowledges receipt of $ 46,148.06 representing first and last months rent plus GST ($19,329.11) plus estimated additional rent ($26,818.95). The Tenant is hereby directed to make all payments to ORFUS INVESTMENTS.

Taxes

5. (a) The tenant covenants to pay its taxes if separately assessed or the Tenants proportionate share of the Taxes, herein called "Taxes", during each year of the Term, to the Landlord as Additional Rent within (10) days following receipt by the Tenant of written notice of the amount of such Taxes for such Year, notwithstanding that the Year in question or the Term may have ended. If after initial determination by the Landlord of the Taxes for a Year there is a further Tax Increase with respect to such Year by reason of the issue of supplemental assessment notices or taxes or both, or a variation in the basis upon which the Taxes are calculated, or for any other reason, the Landlord shall, as often as necessary, recalculate the Taxes for that Year, and if the Taxes for that Year are greater than originally calculated, the Tenant covenants to pay any excess amount to the Landlord (together with the originally calculated amount of Taxes for that Year if not already paid) as Additional Rent in the manner aforesaid.

(b) If the Taxes are increased by reason of any installations made in or upon or any alterations made in or to the Premises by the Tenant or by the Landlord on behalf of the Tenant, the Tenant shall pay the amount of such increase forthwith to the Landlord upon receipt of notice thereof. The Tenant shall also pay every tax and license fee in respect of any business carried on upon the Premises.

(c) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days' notice to the Tenant to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one ninth (1/9) of the amount estimated by the Landlord to be the amount of the Taxes for such Year. The Landlord shall be entitled subsequently during such Year, upon at least fifteen (15) days notice to the Tenant, to revise its estimate of the amount of Tax Increase and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of the Taxes shall be applied in reduction of the actual amount of the Taxes for such Year. If the amount received is less than the actual Taxes, the Tenant shall pay any deficiency to the Landlord as additional rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Taxes, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or the Landlord's option shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

(d) If the Term of this Lease commences or ends on any day other than the first or last day, respectively, of a Year, the Tenant shall be liable only for the portion of the Taxes for such Year as falls with the Term, determined on a per diem basis.

(e) The Taxes and all other payments referred to in subparagraph 5(b) above will be paid and discharged by the Tenant as soon as they become due and payable, and the Tenant will, upon the written request of the Landlord, promptly deliver to the Landlord receipts evidencing such payment where applicable.

Operating Costs

6. (a) The Tenant covenants to pay the Tenant's Proportionate Share of the Operating Costs for the Year during each Year of the Term, to the Landlord as Additional Rent within Fifteen (15) days following receipt by the Tenant of
written  notice  of  the  amount  of  such   Operating   Costs  for  such  Year,
notwithstanding that the Year in question or the Term may have ended. Any amounts payable pursuant to this subparagraph (a) shall be determined and certified by the Landlord following the end of the Year for which such amounts are payable. If only part of a Year is included within the Term, any such amount payable shall be pro-rated accordingly and shall be paid on the last day of the Term. Any balance remaining unpaid or any excess paid shall, notwithstanding such termination, be adjusted between the Landlord and Tenant within a reasonable period thereafter.

(b) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen ( 15) days' notice to the Tenant to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one-twelfth (1/12) of the amount estimated by the Landlord to be the amount of the Operating Costs for such Year. The Landlord shall be entitled subsequently during such Year, upon at least fifteen
(15) days' notice to the Tenant, to revise its estimate of the amount of the Operating Costs and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of Operating Costs shall be applied in reduction of the actual amount of Operating Costs for such Year, the Tenant shall pay any deficiency to the Landlord as Additional Rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Operating Costs, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

Page 3A

Paragraph 4.

The following paragraphs set out the rent for the Sixth Floor Space.

(a) Yielding and paying as Basic Rent during the first two years of the Lease term, commencing on the 1st day of February, 1995, to and including the 31st day of January 1997, in each year, the sum of EIGHTY-THREE THOUSAND, THREE HUNDRED AND SEVENTY-FIVE ($83,375.00) DOLLARS annually of lawful money of Canada to be payable in equal monthly instalments of SIX THOUSAND, NINE HUNDRED AND FORTY-SEVEN ($6,947.92) DOLLARS and NINETY-TWO CENTS each on the 1st day of each every month in each and every year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

(b) and yielding and paying as Basic Rent during the third year of the Lease terms commencing on the 1st day of February, 1997, to and including the 31st day of January 1998, the sum of ONE HUNDRED THOUSAND, AND FIFTY ($100,050.00) DOLLARS annually of lawful money of Canada to be payable in equal monthly instalments of EIGHT THOUSAND, THREE HUNDRED AND THIRTY-SEVEN ($8,337.50) DOLLARS and FIFTY CENTS each on the 1st day of each every month in the said year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

(c) and yielding and paying as Basic Rent during the fourth and fifth years of the Lease term, commencing on the 1st day of February, 1998, to and including the 31st day of January 2000, in each year the sum of ONE HUNDRED AND EIGHT THOUSAND, THREE HUNDRED AND EIGHTY-SEVEN ($108,387.50) DOLLARS and FIFTY CENTS annually of lawful money of Canada to be payable in equal monthly instalments of NINE THOUSAND, AND THIRTY-TWO ($9032.29) DOLLARS and TWENTY-NINE CENTS each on the 1st day of each every month in each and every year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

(d) and yielding and paying as Basic Rent during the sixth and seventh years of the Lease term, commencing on the 1st day of February, 2000, to and including the 31st day of January 2002, in each year the sum of ONE HUNDRED AND SIXTEEN THOUSAND, SEVEN HUNDRED AND TWENTY-FIVE ($116,725.00) DOLLARS annually of lawful money of Canada to be payable in equal monthly instalments of NINE THOUSAND, SEVEN HUNDRED AND TWENTY SEVEN ($9,727.08) DOLLARS and EIGHT CENTS each on the 1st day of each every month in each and every year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

(e) and yielding and paying as Basic Rent during the eighth year of the Lease term., commencing on the 1st day of February, 2002, to and including the 31st day of January 2003, in each year, the sum of ONE HUNDRED AND TWENTY-FIVE THOUSAND, AND SIXTY-TWO ($125,062.50) DOLLARS and FIFTY CENTS of lawful money of Canada to be payable in equal monthly instalments of TEN THOUSAND, FOUR HUNDRED AND TWENTY ONE ($10,421.87) DOLLARS and EIGHTY-SEVEN CENTS each on the 1st day of each and every month in the said year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

(f) and yielding and paying as Basic Rent during the ninth and tenth years of the Lease term, commencing on the 1st day of February, 2003, to and including the 31st day of January 2005, in each year, the sun of ONE HUNDRED AND THIRTY-THREE THOUSAND, AND FOUR HUNDRED ($133,400.00) DOLLARS annually of lawful money of Canada to be payable in equal monthly instalments of ELEVEN THOUSAND, ONE HUNDRED AND SIXTEEN ($11,116.67) DOLLARS and SIXTY-SEVEN CENTS each on the 1st day of each every month in each and every year in cash or by cheque payable at par at Toronto (without deductions or defalcations of any kind).

In addition to the above rental, Basic Rental for the Initial Expansion Space (as defined in Schedule 'B') shall be payable in equal monthly instalments on the first of each and every month of the lease term, calculated in accordance with the period rates as set out on page 2A above.

Recovery of Adjustments

7. The Landlord (in addition to any other right or remedy of the Landlord) shall have the same rights and remedies in the event of the default by the Tenant in payment of any amounts payable pursuant to paragraph 5 and 6 as the Landlord would have in the case of default in payment of rent.

Tenant's Covenants:

8. The Tenant covenants with the Landlord:

Pay Rent

a) to pay rent and the Tenant's proportionate share of Taxes and Operating Costs and all other amounts payable by the Tenant to the Landlord under this lease as Additional Rent.

Utility Charges, Bulbs, etc. & Meters

b) (i) and to pay all charges for telephone, electric current and all other utilities supplied to or used in connection with the Premises. If there are no separate meters for measuring the consumption of such utilities, the Tenant shall pay to the Landlord, in advance by monthly instalments as Additional Rent, such amount as may be reasonably estimated by the Landlord from time to time as the cost of such utilities for the Premises. In the event of any dispute between the Landlord and the Tenant as to the amount of such utility costs, the opinion of the Landlord's Architect shall be final and binding on the Landlord and the Tenant. The Tenant shall advise the Landlord forthwith of any installations, appliances or business machines used by the Tenant and consuming or likely to consume large amounts of electricity or other utilities and further on request shall properly provide the Landlord with a list of all installations, appliances and business machines used in the Premises, and the Landlord shall have the right to require the Tenant to install a separate meter at the Tenant's expense.

     (ii) The Tenant covenants to pay for the cost of any metering which may be requested by the Tenant to be installed by the Landlord in the Building for the purpose of determining any utility (including electricity and water) consumed in the Premises or which may be required by the Landlord to measure excess usage of electricity or water.

     (iii)The Landlord shall have the exclusive right to attend to any replacement of electric light bulbs, tubes and ballasts in the Premises throughout the Term and any renewal thereof. The Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice.

Maintain and Repair

(c) to repair, maintain and keep the Premises in good and substantial repair as a prudent owner would do, reasonable wear and tear and damage by fire and any other peril against which the Landlord is required under this lease to be insured, and structural repairs only excepted, and that the Landlord may enter and view state of repair; and that the Tenant will repair in accordance with notice in writing, reasonable wear and tear and damage by fire and any other insured peril, and structural repairs only excepted; and that the Tenant will leave the Premises in good repair, reasonable wear and tear and damage by fire and any other insured period and structural repairs only excepted; provided that if the Tenant neglects to so maintain or to make such repairs promptly after notice, the Landlord may, at its option, do such maintenance or make such repairs at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith as Additional Rent all sums which the Landlord may have expended in doing such maintenance and making such repairs; provided further that the doing of such maintenance or the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to maintain and repair;

Repair Where Tenant At Fault

(d) if the Building, including the Premises, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purposes of heating, ventilating or air-conditioning the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building get out of repair or become damaged or destroyed through the wilful act, negligence, carelessness or misuse of the Tenant, its servants, agents, employees, or anyone permitted by the Tenant to be in the Building, or through it or them in any way stopping up or injuring the heating, ventilating or air-conditioning apparatus, elevators, water pipes, drainage pipes, or other equipment or part of the Building, the expense of the necessary repairs, replacements or alterations, shall be borne by the Tenant who shall pay the same to the Landlord forthwith upon demand;

Assigning or Sub-Letting

(e) not to assign this Lease or sublet or franchise, license, grant concessions in, or otherwise part with or share possession of the Premises, or any part thereof, without the prior written consent of the Landlord; at the time the Tenant requests such consent the Tenant shall deliver to the Landlord such information in writing (the "required information") as the Landlord may reasonably require, including a copy of the proposed offer or agreement, if any, to assign or sublet or otherwise, the name, address, nature of business and evidence as to the financial strength of the proposed assignee or sub-tenant upon receipt of such request and all required information, the Landlord shall have the right, exercisable within fourteen ( 14) days after such receipt, to terminate this Lease if the request relates to all of the Premises or, if the request relates to a portion of the Premises only, the Landlord shall have the right to terminate this Lease with respect to such portion and the rent payable by the Tenant under this Lease shall abate in the proportion that the area of the portion of the Premises for which this Lease is terminated bears to the area of the Premises. If the Landlord exercises such right, the Tenant shall surrender possession of the Premises or such portion thereof, as the case may be, not less than sixty (60) days and not more than ninety (90) days following the Landlord's notice or exercise of its right hereunder in accordance with all the provisions of this Lease relating to the surrender. If the Landlord does not exercise such right, then the Landlord's prior written consent shall not be delayed or be unreasonably withheld. In no event shall any assignment or subletting to which the Landlord has consented release the Tenant from its obligations fully to perform all the terms, conditions and covenants of this Lease. The Tenant shall pay on demand the Landlord's reasonable costs incurred in connection with the Tenant's request for such consent. The Landlord's consent may be conditional upon the subtenant or assignee entering into a covenant with the Landlord in form satisfactory to the Landlord to observe and perform all tenant's covenants in the Lease. If the Tenant is a private corporation and any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other dispositions or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered an assignment of this Lease and shall be subject to the aforesaid provisions; the Tenant shall make available to the Landlord upon its request for inspection and copying, all books and records of the Tenant, and their respective shareholders which, alone or with other data may show the applicability or inapplicability of this clause.

The Tenant shall not advertise or allow the Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord to the form and content of such advertisement, which approval shall not be unreasonably withheld, provided that no such advertising shall contain any reference to the rental or the rental rate of the Premises;

Rules and Regulations

(f) that the Tenant and its employees and all persons visiting or doing business with them on the Premises shall be bound by and shall observe and perform the Rules and Regulations and any further and other reasonable Rules and Regulations made hereafter by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease;

Use of Premises

(g) not to use the Premises nor allow the Premises to be used for any purpose other than an office: and that if the costs of insurance on the Building shall be increased by reason of the use made of the Premises or by reason of anything done or omitted or permitted by the Tenant or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall pay to the Landlord on demand as Additional Rent the amount of such increase; and if any insurance policy upon the Building shall be cancelled or be under notice of possible cancellation by the insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or any assignee or subtenant or by anyone permitted by the Tenant to be upon the Premises, the Landlord may at its option terminate this Lease and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in all to the later of the date of such termination or the date on which actual possession is given up or taken, and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of same;

Observance of Law

(h) in its use and occupation of the Premises, not to violate any law or ordinance or any order, rule, regulation or requirement of any federal, provincial or municipal government and any appropriate department, commission, board or officer thereof, and to comply promptly and at the Tenant's sole cost with all of the foregoing;

Waste and Nuisance

(i) nor to do or suffer any waste, damage, disfiguration or injury to the Premises or the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and nor to cause or maintain any nuisance in, at or on the Premises or cause any annoyance, nuisance or disturbance to the occupiers or owners of any adjoining lands and/or premises;

Entry by Landlord

(j) to permit the Landlord and its servants or agents to enter upon the Premises at any time and from time to time for the purpose of inspecting and making repairs, alterations or improvements to the Premises or the Building, and the Tenant shall not be entitled to any compensation for any inconvenience, nuisance or discomfort occasioned thereby;

Indemnity

(k) to promptly indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of: any breach, violation or non-observance by the Tenant of any of its covenants and obligations under the Lease; any damage to property while said property shall be in or about the Premises including the systems, furnishings and amenities thereof, as a result of the wilful or negligent act or omission of the Tenant, its invitees, licensees, agents, servants or employees, and any injury to any licensee, invitee, agent, servant or employee of the Tenant, including death resulting at any time therefrom, occurring on or about the Premises or the Building; and this indemnity shall survive the expiry or earlier termination of this Lease, in respect of any of the foregoing circumstances during the Term;

Exhibiting Premises

(l) to permit the Landlord or its agents to exhibit the Premises to prospective tenants during the last six (6) months of the Term or any renewal thereof;

Alterations

(m) that the Tenant will not, without the prior written consent of the Landlord, make or erect in or to the Premises any installations, alterations, additions, partitions, repairs or improvements, or do anything which might affect the proper operation of the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection or other systems; the Tenant's request for consent shall be in writing and accompanied by an adequate description of the contemplated work, and where appropriate, working drawings and specifications therefor; the Landlord's costs of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent; the Landlord may require that any or all work to be done hereunder be done by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but first approved by the Landlord and shall be performed in subject to inspection by and the reasonable supervision of the Landlord and shall be performed in accordance with all laws and any reasonable conditions (including a reasonable supervision fee of the Landlord to be paid by the Tenant) or regulations imposed by the Landlord and completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord; any connections of apparatus to the electrical system, plumbing lines, or heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this paragraph: the Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force and the Tenant shall promptly pay all charges incurred by it for any work, materials or services and shall forthwith discharge any liens resulting therefrom: if the Tenant fails to so discharge any liens, the Landlord may (but shall be under no obligation to) pay into court the amount required, or otherwise obtain a discharge of the lien in the name of the Tenant and any amount so paid together with all costs incurred in respect of such discharge shall be payable by the Tenant to the Landlord forthwith upon demand plus interest on all such amounts at the rate hereafter set out in this lease; the Tenant shall not create any mortgage, conditional sale agreement, or other encumbrance in respect of its leasehold improvements or trade fixtures nor shall the Tenant lease the same from any third party, nor permit any such encumbrance to attach to the Premises or to the Building;

Interior Walls and Exterior Walls

(n) that the Tenant will not deface or mark any part of the Building and will not permit any hole to be drilled or made or nails, screws, hooks or spikes to be driven into the exterior or interior walls, doors or floors or stone or brick work of the Building or any appurtenances thereof without the prior written consent of the Landlord;

(o) that the Tenant will not paint, place, affix, inscribe or display on any of the windows of the Premises or the Building or on any part of the outside or inside thereof, any sign, picture, direction, lettering, advertisement or notice without the prior written consent of the Landlord, and the Landlord shall have the right to prescribe the size, material, color, method of attachment, pattern and location of identification signs for the Tenant, on the Tenant ceasing to be a tenant of the Premises, the Landlord will cause any sign to be removed or obliterated; the Tenant shall be entitled to have one name shown upon the directory board or boards of the Building and any additional names or subsequent changes shall be paid for by the Tenant, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board or boards therefor;

Name of  Building

(p) not to refer to the Building by any name or names other than such name or names as may be designated from time to time by the Landlord, nor to use such name or names for any purpose other than that of the business address of the Tenant;

Glass

(q) the Landlord shall replace and the Tenant shall pay to the Landlord on demand as Additional Rent the cost of replacement with as good quality any glass on or within or in the walls or doors (exterior or interior) abutting or forming part of the Premises, which is broken during the Term or any renewals thereof, unless such breakage is solely the result of the negligence of the Landlord.

Certificates

(r) the Tenant will at any time and from time to time, at no cost to the Landlord, and upon not less than ten (10) days' prior notice, execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the modifications and that the Lease is in full force and effect as modified), the amount of the annual rental then being paid hereunder, the dates to which the same, by instalment or otherwise, and other charges hereunder have been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required,

Evidence of Payments

(s) to produce to the Landlord upon request, satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease;

Notice of Accidents

(t) to notify the Landlord promptly and in writing of any accident or damages to or defect in the Premises, the Building, or any part thereof including the heating, ventilating and air-conditioning apparatus, water and gas pipes, telephone lines, electrical apparatus or other building services;

Tenant Insurance

(u) At its expense to maintain in force (in addition to the insurance coverage provided by the Landlord included under the operating costs provision paragraph in 2 (f) during the term and any renewals thereof:

     (i) comprehensive general liability insurance against claims for personal injury, death or property damage arising out of all operations of the Tenant, (including tenants' legal liability, personal liability, property damage and contractual liability to cover all indemnities and repair obligations) with respect to the business carried on in and from the Premises, in amounts required by the Landlord and any mortgagee of the Project or any part thereof from time to time but in no event less than Two Million Dollars per occurrence;

     (ii) all risks direct damage insurance covering all chattels and fixtures and all leasehold improvements, installations, additions and partitions made by the Tenant or by the Landlord at the Tenant's expense, in an amount equal to the full replacement value thereof; and,

     (iii)such other forms of insurance as may be reasonably required by the Landlord and any mortgagee from time to time; and the tenant agrees to furnish upon request from the Landlord verification of compliance with the provisions of this paragraph.

Surrender on Termination

(v) at the expiration or sooner termination of the Term, to deliver up possession of the Premises to the Landlord, together with all fixtures or improvements which the Tenant is required or permitted to leave therein or thereon free of all rubbish and in a clean and tidy condition, and to deliver to the Landlord all keys and security devices;

Fire and Safety

(w) the Tenant acknowledges that it may be or become desirable or necessary for the Landlord to organize and coordinate arrangements within the Building for the safety of all tenants and occupants in the event of fire or similar events and the Tenant, its employees, servants, agents and invitees shall co-operate and participate in any fire drills, evacuation drills and similar exercises as may be arranged or organized by the Landlord from time to time, and to hold the Landlord harmless from any personal or material loss, damage or injury arising therefrom; and

Energy Conservation

(x) to cooperate with the Landlord in conserving energy of all types in the Building, including complying at the Tenant's own cost with all reasonable requests and demands of the Landlord made with a view to energy conservation; any reasonable capital expenditures made by the Landlord in an effort to promote energy conservation shall be added to Operating Costs in the Year such expenditures are incurred.

Quiet Enjoyment

9. The Landlord covenants with the Tenant for quiet enjoyment.

Landlord's Covenants
Heating & Air Conditioning

10. The Landlord further covenants with the Tenant as follows:
(a) subject to any payment referred to in section 6 above required to be made by the Tenant in respect thereof, to provide heating of the Premises and to operate the air-conditioning and ventilating equipment to an extent sufficient to maintain a reasonable temperature therein at all times during Normal Business Hours except during the making of repairs; but should the Landlord default in so doing, the Landlord shall not be liable for indirect or consequential damages of any kind or damages for personal discomfort or illness by reason of the operation or non-operation of such equipment or otherwise:

In the event that the Tenant requires heating or air-conditioning during other than Normal Business Hours, then the Tenant shall pay to the Landlord the cost of providing said additional heating and air-conditioning as may be reasonably determined by the Landlord, in accordance with Schedule 'B'.

Taxes

(b) subject to any payment referred to in section 5 above required to be made by the Tenant in respect thereof, to pay or cause to be paid any Taxes, payment of which are not the responsibility of the Tenant under this Lease;

Elevator

(c) to furnish, except when repairs are being made, passenger elevator service during Normal Business Hours and limited elevator service at other times; operatorless and automatic elevator service if made available shall be deemed elevator service; and to permit the Tenant and its employees to have free use of such elevator service in common with others;

Access

(d) to permit the Tenant and its employees and all persons lawfully requiring communication with them access in common with others of the entrances, stairways, corridors and halls in the Building leading to the Premises and to have the use of the same during Normal Business Hours and during Non Normal Business Hours by the Building Security System;

Washrooms

(e) to permit the Tenant and its employees in common with others entitled thereto to use the washrooms in the Building which may be designated for the Premises;

Janitor Services

(f) to cause when reasonably necessary from time to time the floors to be swept and windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted all in keeping with a first-class office building but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission or commission on the part of the person or persons employed to perform such work; such work shall be done at the Landlord's direction without interference by the Tenant, his servants or employees. The Tenant acknowledges that the Landlord shall be relieved from the foregoing obligations in respect of any part of the Premises to which access is not granted to the person or persons employed or retained to do such work.

Fixtures

11. Provided that the Tenant may remove its fixtures and chattels if and only if all rent and other charges due or to become due are fully paid; provided further, however, that all leasehold improvements, installations, additions, partitions and fixtures (other than trade or tenant's fixtures in or upon the Premises, which terms shall in no case include any heating, ventilating and air-conditioning equipment or other building services or carpeting) whether placed there by the Tenant or the Landlord, shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be removed from the Premises at any time either during or after the Term. Notwithstanding anything herein contained the Landlord shall be under no obligation to replace, repair or maintain such leasehold improvements, installations, additions, partitions and fixtures.

Damage or Destruction

12. (a) If the Premises or any portion thereof are damaged or destroyed by fire or by other casualty against which the Landlord is required to be insured, rent shall abate in proportion to the area of that portion of the Premises which, in the reasonable opinion of the Landlord, is thereby rendered unfit for the purposes of the Tenant until the Premises are repaired and rebuilt and the Landlord agrees that it will, with reasonable diligence, repair and rebuild the Premises. The Landlord's obligation to rebuild and restore the Premises shall not include the obligation to rebuild, restore, replace or repair any chattel, fixtures, leasehold improvement, installation, addition or partition in respect of which the Tenant is to maintain insurance under section 8 (u), or any other thing that is the property of the Tenant ( in this clause collectively called " Tenant's Improvements"), the Premises shall be deemed restored and rebuilt and fit for the Tenant's purposes when the Landlord's Architect certifies that they have been substantially restored and rebuilt to the point where the Tenant could occupy them for the purpose of rebuilding, restoring, replacing or repairing the Tenant's Improvements; the issuance of the certificate shall not relieve the Landlord of its obligation to complete the rebuilding and restoration as aforesaid, but the Tenant shall forthwith after issuance of the certificate proceed to rebuild, restore, replace and repair the Tenant's Improvements, and the provisions of section 8 (m) shall apply to such work, mutatis mutandis;

(b) Notwithstanding section 12 (a), if the Premises or any portion thereof are damaged or destroyed by any cause whatsoever and cannot in the reasonable opinion of the Landlord be rebuilt or made fit for the purposes of the Tenant as aforesaid within ninety (90) days of the damage or destruction, the Landlord instead of rebuilding or making Premises fit for the Tenant may, at its option, terminate this lease by giving to the Tenant within thirty (30) days after such damage or destruction notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Premises to the Landlord;

(c) Irrespective of whether the Premises or any portion thereof are damaged or destroyed as aforesaid, in the event that fifty per cent (50%) or more, as determined by the Landlord, of the Building, is damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of the Landlord such area cannot be rebuilt or made fit for the purpose of the tenants thereof within one hundred and eighty ( 180) days of such damage or destruction, the Landlord may at its option terminate this Lease by giving to the Tenant within thirty (30) days after such damage notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on which vacant possession is given and the Tenant shall deliver up possession of the Premises to the Landlord in accordance with such notice of termination.

Expansion, Alteration

13. The Landlord shall have the right to enter into the Premises and to bring its workmen and materials thereon to make additions, alterations, improvements, installations and repairs to the Lands, the Building, and the common areas and services thereof as such may exist from time to time, including the right to erect new buildings and facilities. The Landlord may cause such reasonable obstructions and interference with the use and enjoyment of the Lands, the Building and the Premises as may be necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water of other utilities or services when necessary and until the additions, alterations, improvements, installations or repairs have been completed, and there shall be no abatement in rent nor shall the Landlord be liable by reason thereof, provided all such work is done as expeditiously as reasonably possible. The Landlord shall have the right to use, install, maintain and repair pipes, wires, ducts, shafts or other installations in, under or through the Premises for or in connection with the supply of any services to the Premises or any other premises in the Building. The Landlord further reserves the right to monitor access to any of the parking areas by means of barriers, control booths or any other method which the Landlord deems proper. The Landlord reserves the right to change the location, layout or size of the parking area and to charge for the use of parking spaces, except as expressly set out in this Lease.

Injuries, Loss and Damage

14. The Landlord shall not be responsible in any way for any injury to any person (including death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Premises or to their respective invitees, licensees, agents, servants or other persons from time to time attending at the Premises while such person or property is in or about the Lands, the Premises, the Building, or any areaways, parking areas, lawns, sidewalks, steps, truckways, platforms, corridors, stairways, elevators or escalators in connection therewith, including without limiting the foregoing, any loss or damage to any property caused by theft or breakage, or by steam water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of premises in the Building or for any other loss whatsoever with respect to the Premises, goods placed therein or any business carried on therein.

Impossibility, Unavoidable Delays

15. Whenever and to the extent the Landlord is unable to fulfil or shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent or other moneys payable hereunder by reason of any such failure or cause.

Re-entry

16. PROVISO For re-entry by the said Landlord on non-payment of rent or non-performance of covenants.

Bankruptcy, etc.

17. Provided further that in case without the written consent of the Landlord, the Premises shall be used by any other person than the Tenant or for any other purpose than that for which the same were let or in case the Premises shall be vacated or remain unoccupied for fifteen (15) days, or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of the creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three (3) month's rent (including in both cases all other amounts payable as Additional Rent) shall immediately become due and be paid and the Landlord without prejudice to any claim for damages for any antecedent breach of covenant may re-enter and take possession of the Premises as though the Tenant or other occupant or occupants of the Premises was or were holding over after the expiration of the Term without any right whatever.

Distress

18. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent, in arrears.

Entry as Agent

19. The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights shall have the right to enter the Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Premises as the agent of the Tenant and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property on the Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from re-letting the Premises upon account of the rent under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any, for the remainder of the Term as if such re-entry had not been made less the actual amount received by the Landlord after such re-entry in respect of any re-letting applicable to the remainder of the Term. The Tenant shall also reimburse the Landlord for all reasonable legal and other costs incurred as a result of such re-entry and re-letting.

Right of Termination

20. The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to determine forthwith this Lease and Term by leaving upon the Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under the Lease shall be computed, apportioned and paid in full to the date of such determination of this Lease and the Tenant shall immediately deliver up possession of the Premises to the Landlord, and the Landlord may re-enter and take possession of the same.

Non-waiver

21. No condoning, excusing or overlooking by the Landlord or any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

Overholding

22. If the Tenant shall continue to occupy all or part of the Premises after the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at the basic monthly rental payable during the last year of this Lease and otherwise on the terms and condition herein set out except as to length of tenancy.

Landlord Performing Tenant's Covenants

23. If the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be obligated) to perform or cause to be performed and to do or cause or be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend moneys) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith upon demand.

Payments to Landlord

24. All payments to be made by the Tenant under this Lease shall be made, at such place or places as the Landlord may designate in writing, and to the Landlord or to such agent of the Landlord as the Landlord shall from time to time direct. The Tenant shall pay the Landlord interest on all overdue rentals including Basic Rent and Additional Rent or other amounts, all such interest to be calculated from the date upon which the amount is first due or demanded until actual payment thereof and at a rate of Five (5%) per cent per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at chartered banks in the municipality in which the building is situate.

Recovery of Adjustments

25. The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder, as the Landlord would have in the case of default in payment of rent.

Registration & Planning Act

26. (a) The Tenant covenants and agrees with the Landlord that the Tenant will not register or record this Lease against the title to the Lands, except by way of notice.

(b) Where applicable, this Lease shall be subject to the condition that it is effective only if The Planning Act is complied with. Pending such compliance the Term, and any renewal periods, shall be deemed to be for a total period of one
(1) day less than the maximum lease term permitted by law without such compliance.

Mortgages

27. At the option of the Landlord, this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust, which may now or at any time hereafter affect the Premises in whole or in part, or the Lands, Building whether or not any such mortgage, charge or deed of trust affects only the Premises or the Lands, the building or affects other premises as well. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee:

(a) attorn to such mortgagee, chargee or trustee and become its tenant of the Premises or the Tenant of the Premises of any purchaser from such mortgagee, chargee or trustee in the event of an exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained, and/or

(b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, express or implied, to the making of this Lease).

Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments of attornment or postponement and subordination which may be so requested to give effect to this section.

Assignment Landlord

28. If the Landlord sells or leases the Lands, the Building or any part thereof, or assigns this Lease, and to the extent that the purchaser, lessee or assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, the Landlord without further written agreement will be discharged and relieved of liability under the said covenants and obligations.

Captions

29. The captions appearing in the margin of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease nor any of the provisions hereof.

Guarantee (if applicable)

30. omitted

Notice

31. (a) Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if Notice sent by registered prepaid post as follows:

         TO THE LANDLORD

                  8 Vinci Crescent
                  Downsview, Ontario M3H 2Y7

or such other address as the Landlord shall notify the Tenant in writing any time or from time to time;

         TO THE TENANT - at the Premises

and such notice shall be deemed to have been received by the Landlord, Tenant, as the case may be, on the third business day after the date on which it shall have been so mailed (in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of interruption).

(b) Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant to him personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

Effect of Lease

32. This indenture and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sublease, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

Interpretation of Lease

33. All of the Provisions contained in this Lease are to be construed as covenants and agreements and if any provision is illegal or unenforceable, it shall be considered separate and severable from the remaining provisions, which shall remain in force and be binding upon the Landlord and the Tenant.

Time of Essence

34. Time shall be of the essence of this Lease.

Law

35. This Lease shall be governed by and construed in accordance with the laws, of the Province of Ontario.

Intent of Lease

36. This is a carefree lease and it is the mutual intention of the parties hereto that the basic rent herein provided to be paid shall be net to the Landlord and clear of all taxes, costs and charges arising from or relating to the lands and building in that the Tenant shall bear its proportionate share of all costs of and be responsible for all matters in relation to the operation, maintenance and repair of the lands and building (save as otherwise provided herein) including and without limiting the generality of the foregoing the Tenant's proportionate share of taxes and operating costs. Charges of a kind personal to the Landlord such as taxes on the income of the Landlord, Corporation Tax, estate and inheritance tax and similar taxes, principal and interest payments to be made by the Landlord in satisfaction of mortgages now or hereinafter registered against the said lands and building shall not be the responsibility or obligation of the Tenant.

37. Schedules. 'A' and 'B' and Rules and Regulations attached form part of this Lease.

IN WITNESS WHEREOF the parties hereto have executed this lease.

SIGNED, SEALED AND DELIVERED           ORFUS INVESTMENTS
in the presence of                     BY:/s/Elaine Orfus



                                       SAVILLE SYSTEMS CANADA, LTD.

                                       BY:/s/D.A. Saville
                                          Authorized Signing Officer TENANT CS

                              RULES AND REGULATIONS

1. The Tenant shall not place or permit to be placed or left in or upon any part of the Building outside of the Premises, or in or upon any part of the Building of which the Premises form a part, any debris or refuse.

2. The Landlord shall permit the Tenant and the Tenant's employees and all persons lawfully requiring communication with them to have the use during Normal Business Hours in common with others entitled thereto of the main entrance and the stairways, corridors, elevators or other mechanical means of access leading to the Premises. At times other than during Normal Business Hours the Tenant and the employees of the Tenant and persons lawfully requiring communication with the Tenant shall have access to the Building and to the Premises.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall not permit any cooking in the Premises without the written consent of the Landlord.

5. The sidewalks, entries, passages, escalators, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, escalators, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it may deem advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids, or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or fixture shall occur only by prior arrangement with the Landlord. No Tenant shall employ anyone to do its moving in the Building other than the staff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Landlord for each door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff, will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not let the water run unless it is in actual use, and shall not deface or mark any part of the Building, or drive nails, spikes, hooks, or screws into the walls or woodwork of the Building.

9. The Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which will in any way increase the risk of fire or the rate of fire insurance on the said Building or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them or the Landlord, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department, or with any insurance upon said Building or any part thereof, or violate or act in conflict with any of the rules and ordinances of the Board of Health or with any statute or municipal by-law.

10. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. The Tenant shall permit window cleaners to clean the windows of the Premises during Normal Business Hours.

12. Canvassing, soliciting and peddling in or about the Building and in the parking area are prohibited.

13. The Tenant shall not receive or ship articles of any kind except through facilities, and designated doors and at hours designated by the Landlord and under the supervision of the Landlord.

14. It shall be the duty of the respective tenants to assist and co-operate with the Landlord in preventing injury to the premises demised to them respectively.

15. No inflammable oils or other inflammable, dangerous or explosive materials save those approved in writing by Landlord's insurers shall be kept or permitted to be kept in the Premises.

16. No bicycles or other vehicles shall be brought within the Building without the consent of the Landlord.

17. No animals or birds shall be brought into the Building without the consent of the Landlord.

18. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit, the delivery of any food or beverage to the Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises.

19. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires will be permitted. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television materials shall be allowed on the Leased Premises without authorization in writing by the Landlord.

20. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved blinds and drapes.

21. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord shall require.

22. The Tenant shall not permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Premises or cause or permit objectionable odours to emanate or be dispelled from the Leased Premises.

23. The Tenant shall not place or maintain any supplies or other articles in any vestibule or entry of the Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Premises or the Building.

24. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, security, care and cleanliness of the Building, and for the preservation of good order therein, and the same shall be kept and observed by the Tenants, their clerks and servants.

25. The Tenant agrees to the foregoing Rules and Regulations, which are hereby made a part of this Lease, and each of them, and agrees that for such persistent infraction of them, or any of them, as determined by a competent court having jurisdiction be calculated to annoy or disturb the quiet enjoyment of any other tenant, or for gross misconduct upon the part of the Tenant, or any one under it, the Landlord may declare a forfeiture and cancellation of the accompanying Lease and may demand possession of the Premises.

                                   SCHEDULE A


to a Lease made the 25th day of November 1994 between Orfus Investments as Landlord and Saville Systems Canada, Ltd. as Tenant

Part of Lots 3, and 4, and all of Lot 5

Plan 65M-2326

Town of Markham

Regional Municipality of York

                                  SCHEDULE 'B'

to a Lease made the 25th day of November, 1994 between Orfus Investments as Landlord and Saville Systems Canada Ltd. as Tenant

1.       TENANTS INSURANCE

Tenant covenants that, with respect to policies of Tenant's insurance as required pursuant to Paragraph 8 (u) of the Lease, that such policies shall include provisions noting the interest of the Landlord in the policy, and requiring that the insurer provide at least thirty (30) days' written notice to the Landlord prior to termination or material amendment to the policy during the Lease term or any renewal thereof. Tenant shall, forthwith upon demand, deliver to Landlord evidence of such insurance policies by way of a certificate from the insurer.

Every such policy of insurance shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over against the Landlord or the agents or employees of the Landlord. If Tenant shall fail to take out or keep in force such insurance as is required hereunder, or if the evidence submitted therefore is unacceptable to the Landlord pursuant to this Lease, then the Landlord may, but shall not be obliged to, obtain some or all such insurance, and the Tenant shall pay all premium or other reasonable expenses incurred by the Landlord as a result thereof on demand, as rent.

The Tenant shall furnish to the Landlord, upon request, evidence as to the full replacement cost of the Tenant's fixtures furniture and equipment, and Tenant shall insure that the insurance coverage under Paragraph 8(u)(ii) is adequate to cover such fixtures, furniture and equipment.

Landlord's right of termination in Paragraph 8(g) shall apply only if Tenant does not rectify the cause of insurance cancellation (to the effect that Landlord is enabled to insure as before) within 72 hours of written notice from Landlord to do so.

Landlord shall insure the building against risk of fire and order property damage and shall maintain Liability insurance in such amounts and for such risks as would a reasonably prudent Landlord of a similar property. The cost of such insurances shall be included in Operating Costs.

2.       ADDITIONAL RENT

(a) The management fees which form part of Operating Costs as detailed in Paragraph 2(f) shall be calculated on the basis of 4%, for the relevant period, of the aggregate Basic Rent and Additional Rent payable under this Lease. Without limiting the generality of Paragraph 2(f), Tenant shall be responsible for all charges for telephone service to the Leased Premises.

(b) Tenant covenants to pay to the Landlord when due, in addition to all other amounts payable under this Lease, any Goods and Service Tax ( GST ) which shall be applicable to, or which may be assessed, imposed or levied against the Basic Rent and / or Additional Rent payable hereunder, and all such GST shall be collectable hereunder in the same manner as rent.

c) Landlord agrees that additional rent, chargeable for the Landlord's fiscal year, ending April 30, 1995, will not exceed $9.65 per rentable square foot. Landlord further agrees that the operating expenses component of additional rent shall not escalate by more than 5% per annum thereafter during the term of the Lease. For greater clarity, it is acknowledged that no limitation is placed on Hydro electric charges and Realty tax charges which form part of additional rent.

(d) HVAC supplied to the Premises during regular  business hours,  i.e.  between
7.00 a.m. - 6.30 p.m. Monday to Friday (excluding statutory holidays) shall be included in Operating Costs, and subject to the limitation on Operating costs set out above in subparagraph (c). After hours HVAC shall be available at all times to Tenant with prior arrangement, at a cost of $1.25 per heat pump per hour.

(e) The cost of replacement of electric bulbs, tubes, starters and ballasts in the Premises in accordance with paragraph 8.(b) (iii) shall be included in Operating Costs.

(f) Landlord shall provide Tenant annually, not more than 90 days following the year end, with a Statement of additional rent prepared by an accountant or other independent financial person, and any discrepancy between the Statement and instalments paid during the year shall be rectified as provided in paragraph 6 of the Lease.

3.       USE OF PREMISES

The Tenant shall use the Leased Premises for business offices, as a 24 hour data centre, and for other uses permitted under prevailing municipal by-laws, and for no other purpose.

4.       LEASEHOLD IMPROVEMENTS

Landlord agrees to finish premises (the "Leasehold Improvements") in accordance with space plan and final working drawings to be agreed upon between Landlord and Tenant, as provided for in the Agreement to Lease as amended dated October 27, 1994. Landlord shall contribute up to $20.00 per square foot rentable area toward the cost of the said work. Any costs in excess of $20.00 per square foot shall be payable by Tenant on receipt of invoice from Landlord, provided that there shall be no administrative overhead or profit charged by Landlord in respect of the Leasehold Improvements.

If required by Tenant, Landlord shall provide, as part of Leasehold Improvements, and in accordance with plans and specifications to be provided by Tenant together with the Space Plan and approved by Landlord's engineer's, a rooftop condenser and required connections to service Tenant's cooling system in the premises, as well as any reinforcement or other alteration necessary for installation of same.

Upon completion of the Leasehold Improvements, Landlord shall provide Tenant with a summary of the total actual cost of the leasehold improvement, and any balance of the $20.00 per square foot rentable area allowance remaining in excess of the cost of the leasehold improvements, shall be credited to the Tenant toward rental payments as they become due.

Landlord shall, as part of Leasehold Improvements, add the name of Tenant to each Building Directory as appropriate, in accordance with Paragraph 8(o).

5.       FIXTURING PERIOD

Upon substantial completion of the Leasehold improvements, which shall be no later than 60 days after acceptance of Final Working drawings, Tenant shall have the right to access and occupy the premises for the purpose of fixturing and preparations for occupancy. No rent or additional rent shall be chargeable to Tenant for such occupancy prior to the commencement date, provided that all other obligations of Tenant pursuant to the Lease shall apply in respect of such occupancy.

6.       SPACE PLAN

This Lease shall be conditional upon the approval by both parties of a space plan (the "Space Plan") and final working drawings for the Leasehold Improvements to be prepared for the premises in accordance with the Agreement to Lease. The Space Plan and up to one revision shall be provided by the Landlord at its sole cost, or, at the Tenant's option, the Landlord shall pay the space planning fees of the planner selected by Tenant up to a maximum of $0.08 per square foot. Both parties hereby covenant and agree to cooperate and to diligently pursue the approvals aforesaid and all other actions terms and conditions of the Lease for the expansion space shall be the same as the existing premises pursuant to this Lease. Provided that the Expansion Space shall be taken on each occasion in the minimum amount of at least 1,000 feet, and that in the event that Tenant does not take the entire available Expansion Space on the 5th floor, that the remaining space not taken shall be at least 1,200 square feet of useable space.

12.      LEASE CANCELLATION

(a) Tenant shall have the right to terminate the Lease as of January 31, 2000, or if not exercised, on every successive anniversary date during the remaining term of the Lease, upon not less than twelve months prior written notice to Landlord, and, in each case, together with the Termination Payment defined below. During the 12 months notice period, Tenant shall have the right to either continue to occupy the Premises pursuant to the Lease, or to vacate the premises upon payment to Landlord of a lump sum payment equal to the gross rent for the period commencing on the date upon which they vacate until the end of the 12 month notice period, following which, the Landlord shall be free to lease the space to another party. Said payment is separate from and in addition to the Termination Payment.

(b) "Termination Payment". In consideration of the Tenant's right of termination aforesaid, Landlord shall receive from Tenant not less than ninety day prior to Tenant vacating the premises, a termination payment equivalent to a number of months gross rent as set out below, at the rate payable in the particular year ending on the date on which the termination takes effect. The Termination Payment shall be for a number of months gross rent on a declining scale as set out below:

Termination Date Termination Payment January 31, 2000- 12 months gross rent January 31, 2001- 10 months gross rent January 31, 2002- 8 months gross rent January 31, 2003- 6 months gross rent January 31, 2004- 3 months gross rent

13.      CANCELLATION OF EXPANSION SPACE

(a) Tenant shall have the right to terminate its Lease in the Expansion Space as of January 31, 2000, or if not exercised, on every successive anniversary date during the remaining term of the Lease, upon not less than twelve months prior written notice to Landlord, and, in each case, together with the Expansion Space Termination Payment defined below. During the 12 months notice period, Tenant shall have the right to either continue to occupy the premises pursuant to the Lease, or to vacate the premises upon payment to Landlord of a lump sum payment equal to the gross rent for the period commencing on the date upon which they vacate until the end of the 12 month notice period, following which, the Landlord shall be free to lease the space to another party. Said payment is separate from and in addition to the Expansion Space Termination Payment.

(b) In consideration of the Tenant's right of termination aforesaid, Landlord shall receive from the Tenant not less than ninety days prior to the date the Tenant vacates the Premises, the Expansion Space Termination Payment.

"Expansion Space Termination Payment" means an amount equal to the amount which would be outstanding on the date Tenant vacates, pursuant to a notional calculation of the Landlord's Cost of Expansion, together with interest at the Interest Rate, which would be repayable by the Payments, and amortized over a period of time equal to the Expansion Space Term, assuming that all Payments were made when due.

"Landlord's Cost of Expansion" means an amount equal to the aggregate of:

(i) the actual amount of the Landlord's cost of the Leasehold Improvements for the Expansion Space: and

(ii) the amount of any additional real estate commissions actually incurred and paid by the Landlord as a result of the Tenant's exercising its option to expand under the lease.

"Interest Rate" means 8% per annum, calculated semi-annually, not in advance.

"Expansion Space Term" means that period of time commencing on the date of occupancy by the Tenant of the Expansion Space and ending on the last day of the term of the Lease for the Expansion Space.

"Payments" means blended monthly payments of principal and interest at the Interest Rate.

14.      OPTION TO RENEW

Provided the Tenant is not then in breach of the I-ease, and has duly and regularly paid all rent and performed the covenants required pursuant to this Lease, the Tenant shall have one (1) option to renew the Lease with respect to the I-eased Premises for an additional term of five (5) years and on the same terms and conditions as this Lease, save only for the Basic Rent and Additional Rent and any further option to renew, and save and except for the Leasehold Improvements. Tenant's option aforesaid shall be exercisable by delivery of written notice to the Landlord not earlier than twelve (12) months and not later than six (6) months prior to the expiry of the current Lease term. The Rent for the renewal period shall be the fair market Rent for comparable premises in comparable buildings, such amount to be agreed upon between the Parties not less than 90 days prior to the expiry date of the initial term. If the Parties hereto shall fail to agree upon the renewal rent within such limited time, then the rent for the renewal term shall be determined by arbitration pursuant to the Arbitration Act of Ontario or any successor legislation. Provided however that in the event that the Arbitration proceedings shall reasonably extend into the Renewal term, the rent payable in the last month prior to expiry of the original term shall be payable monthly until a decision is reached, after which the rent shall be retroactively adjusted in accordance with the Arbitration decision.

15.      FIRST RIGHT OF REFUSAL TO LEASE ON FIFTH FLOOR

The Lessor hereby grants to the Lessee a first right of refusal for any offer to lease, in respect of any space on the fifth floor of the building in which the Demised Premises are located which shall become available from time to time during the term of the Lease, as follows:

Prior to the Lessor accepting an offer for any available space on the said fifth floor, Lessor shall deliver a notice to the Lessee's attention advising the amount and location of such space available, the date upon which it becomes available, and the Basic Rent which Lessor is willing to accept. If, within 48 hours after delivery of said notice to the Lessee, the Lessee shall deliver to Lessor a notice whereby it exercises its right to lease hereunder, then there shall be deemed to be an agreement between the Lessor and the Lessee to lease the said space described in the Lessor's notice at the basic rental set out in the notice but subject otherwise to the terms and conditions of the herein Lease. Provided that, if the Lessee shall fail to exercise its right within the aforesaid limited time, then Lessor shall be free to accept or make a third party offer for such space. Provided further that this right shall not be assignable.

Provided that where the Tenant's Option to Expand described in Paragraph 11 above shall apply, the provisions of the said Option shall prevail over the provisions of the herein right of First Refusal. This Right of First Refusal shall continue to apply throughout the term of the Lease as space on the fifth floor becomes available from time to time.

CLARIFICATIONS TO LEASE AND GENERAL

16. Landlord's right of entry in paragraph 8 (j) and 13. shall be subject to reasonable notice, and work done thereunder (except emergency work) shall be upon reasonable notice, having regard to the circumstances.

17. The exclusion to Landlord's liability in paragraph 14 shall not apply where caused by the wilful or negligent act or omission of Landlord.

18. The relief for unavoidable delay in paragraph 15 shall apply equally to Landlord and Tenant.

19. For greater clarity, the requirement in paragraph 5(c) to pay instalments of 1/9th of the annual taxes, shall be limited to 9 such instalments per year.

20. In the event that Tenant shall be required to postpone or subordinate to a Mortgagee pursuant to Paragraph 27, Landlord agrees to use its best efforts to provide Tenant with a non-disturbance agreement from such Mortgagee.

21. To the extent that there is any conflict between the provisions of this Schedule "B" and the printed Lease form, the provisions of Schedule "B" shall prevail.

22. The restrictions in Paragraph 8.(e) respecting change in the shareholdings of the Tenant Corporation shall not apply in respect of a transfer by a shareholder of the Tenant to his spouse or immediate family member.

23. Landlord's right of re-entry for any breach by Tenant other than non-payment of rent shall be preceded by 5 days written notice to Tenant.

24. Notice hereunder may also be given by facsimile transmission to such telephone number as a party may have designated in writing for the purpose of Notice, and shall be deemed received at the time of confirmed transmission during normal business hours, and on the next ensuing business day if sent on a Saturday, Sunday or Statutory Holiday.


SAVILLE SYSTEMS CANADA, LTD.

PER:     /s/D.A. Saville                    /s/Elaine Orfus
         Tenant                             Landlord

                                  SCHEDULE "D"


THIS INDENTURE OF AGREEMENT

made this 11th day of January, 1996

BETWEEN

ORFUS INVESTMENTS, a Partnership registered under the Partnership Registration act of Ontario,

(hereinafter called the "Landlord"),

OF THE FIRST PART,

and

SAVILLE SYSTEMS CANADA, LTD., a company incorporated under laws of Canada,

(hereinafter called the "Tenant"),

OF THE SECOND PART,

WHEREAS by a Lease made on the 25th day of November, 1994 (hereinafter referred to as the "original lease") the Landlord did lease to the Tenant, those premises located in the Town of Markham, in the Regional Municipality of York in the Province of Ontario, and being part of a building municipality known as 625 Cochrane Road, which premises are described in the original lease to consist of an area of approximately 16,675 rentable square feet on the sixth (6th) floor and an additional 2,951 rentable square feet on the fifth (5th) floor, for a term of ten (10) years commencing February 1, 1995 and ending January 31, 2005;

AND WHEREAS pursuant to the lease, rent is calculated in accordance with the per square foot rates set out in paragraph 2(k);

AND WHEREAS a measurement of the premises has determined that the actual square footage of the fifth floor initial expansion space is 3,039 useable and 3,343 rentable, and not as provided in paragraph 11 of Schedule B of the original lease;

AND WHEREAS pursuant to paragraph 11 of Schedule "B" of the original lease, the Tenant has an option to expand the leased premises to include additional space on the 5th floor;

AND WHEREAS by Letter Agreement dated November 22, 1995, the Tenant exercised its said option in respect of approximately 4,550 additional rentable square feet on the fifth floor, and being all remaining space on the 5th floor.

AND WHEREAS the remaining space on the fifth floor available for expansion consists of 3,912 useable and 4,303 rentable square feet.


NOW THEREFORE WITNESSETH that in consideration of mutual promises and other good and valuable consideration, and the sum of TWO ($2.00) DOLLARS now paid by the Tenant to the Landlord (the receipt and sufficiency of which is hereby acknowledged by the parties hereto), the parties hereto hereby agree as follows:

SECTION I, Suite 505

1. The Landlord doth demise and lease unto the Tenant those premises on the fifth floor of the building, containing approximately 2,673 rentable square feet rentable, being more particularly described in Schedule "A" attached hereto. The said premises demised by this Section I of this Amending Agreement are herein referred to and known as the said Suite 505.

TO HAVE AND TO HOLD the demised premises for and during the term of one (1) year to be computed from the 15th day of February, 1998, and thenceforth next ensuing and fully to be completed and ended on the 14th day of February, 1999.

2. YIELDING AND PAYING THEREFOR during the said term (without deduction or defalcation of any kind) as a rental unto the Landlord, its successors and assigns, as hereinafter particularly set out:

The basic rental for the one year term for Suite 505, commencing February 15, 1998 and ending on February 14, 1999, based on $10.50 per square foot, shall be TWENTY-EIGHT THOUSAND, and SIXTY-SIX Dollars and Fifty cents ($28,066.50) and shall be payable in equal monthly instalments of TWO THOUSAND, THREE HUNDRED and THIRTY-EIGHT ($2,338.87) Dollars and eight-seven cents each, in advance, on the fifteenth day of each and every month, in cash or by certified cheque payable at par at Toronto, without deductions or defalcations of any kind.

3.       DEPOSIT

Landlord acknowledges receipt of a deposit in the amount of $9,000.00 to be applied on account of first and last months' rent plus GST for Suite 505.

4. Tenant acknowledges having inspected Suite 505 and agrees to accept it "as is".

5. In addition to, and without limiting the provisions of the original lease, Tenant agrees that upon termination of the lease of Suite 505, it shall deliver up the said Suite 505 to Landlord in the same condition as upon commencement of its lease therein. including specifically, that all walls, partitions, plumbing and other leasehold improvements shall be in the same location and condition as they were upon commencement, but the foregoing shall not include removal of cable or electrical installations.

6.       OPTION TO RENEW THE SUITE 505 LEASE

Subject to any prior rights of first refusal, and provided the Tenant has not been in breach of the Lease, and has duly and regularly paid all rent and performed the covenants required pursuant to this Lease, the Tenant shall have the option to renew the Lease with respect to the Leased Premises for an additional term of a duration to be mutually agreed upon by Landlord and Tenant within the time provided below on the same terms and conditions as this Lease, subject to reasonable revision of lease document to conform with Landlord's current lease form, save only for the Basic Rent and Additional Rent and any further option to renew. Tenant's option aforesaid shall be exercisable by delivery of written notice to the Landlord not later than six (6) months prior to the expiry of the current Lease term. The Basic Rent for the renewal period shall be the fair market Basic Rent for comparable premises in comparable buildings, such amount to be agreed upon between the Parties on or before ninety
(90) days prior to the expiry date of the initial term. If the Parties hereto shall fail to agree upon the renewal rent within such limited time, then the basic rent for the renewal term shall be determined by arbitration pursuant to the Arbitration Act of Ontario or any successor legislation. The Agreement of Landlord and Tenant in respect of the duration of the Renewal Term shall be concluded in writing not less than three months prior to the expiry of the current lease term, failing which there shall be no Renewal Term.

7.       ORIGINAL LEASE PROVISIONS

The following provisions of Schedule B to the original lease shall not apply in respect of Suite 505:

2(c) limitation on additional rent charges.

4 - Leasehold improvements
5 - Fixturing period
6 - Space Plan
10 - No restoration
11 - Additional Space
12, 13 - Lease Cancellation
14 - Renewal Option

SECTION II - SEVENTH FLOOR SPACE

1. The Landlord doth demise and lease unto the Tenant those premises on the 7th floor of the Building, containing approximately 8,844 rentable square feet, as being more particularly described in Schedule "A" attached hereto. The premises demised by this Section II are herein referred to and known as the "7th Floor Space" .

To HAVE AND TO HOLD the demised premises for and during the term of seven (7) years and two months to be computed from the 1st day of December, 1998, and thenceforth next ensuing and fully to be completed and ended on the 31st day of January, 2005.

2. YIELDING AND PAYING THEREFOR yearly and every year during the said term (without deduction or defalcation of any kind) as a rental unto the Landlord, its successors and assigns, as hereinafter particularly set out:

(a) The basic rental for each year of the term for the Seventh Floor Space commencing December 1, 1998, and ending on January 31, 2005, based on $9.50 per square foot per annum, shall be an annual basic rental of EIGHTY-FOUR THOUSAND, AND EIGHTEEN Dollars ($84,018.) and shall be payable in equal monthly instalments of SEVEN THOUSAND AND ONE Dollars ($7,001.50) and fifty cents each, in advance, on the first day of each and every month, in cash or by certified cheque payable at par at Toronto, without deductions or defalcations of any kind.

3.       DEPOSIT

Tenant acknowledges receipt of a deposit in the amount of $18,000.00 to be applied on account of first and last month's rent and GST.

4. Tenant acknowledges having inspected the Seventh Floor Space and agrees to accept it "as is".

5.       ORIGINAL LEASE PROVISIONS

The following provisions of Schedule to the original lease shall not apply in respect of the Seventh Floor Space:

2(c) - limitation  on  additional  rent charges
4 - Leasehold improvements
5 - Fixturing period
6 - Space Plan
10 - No restoration
11 - Additional Space
12, 13 - Lease Cancellation
14 - Renewal Option

6.       LEASE CANCELLATION PROVISION-Seventh Floor Space

(a) Tenant shall have the right to terminate the Lease of the Seventh Floor Space as of January 31, 2000, or if not exercised, on every successive anniversary date during the remaining term of the Lease, upon not less than twelve months prior written notice to Landlord, and, in each case, together with the Termination Payment defined below. During the 12 months notice period, Tenant shall have the right to either continue to occupy the Seventh Floor Space pursuant to the Lease, or to vacate the premises upon payment to Landlord of a lump sum payment equal to the gross rent for the period commencing on the date upon which they vacate until the end of the 12 month notice period, following which, the Landlord shall be free to lease the Seventh Floor Space to another party. Said payment is separate from and in addition to the Termination Payment

(b) "Termination Payment". In consideration of the Tenants right of termination aforesaid, Landlord shall receive from Tenant not less than ninety day prior to Tenant vacating the Seventh Floor Space, a termination payment equivalent to a number of months gross rent as set out below, at the rate payable in the particular year ending on the date on which the termination takes effect. The Termination Payment shall be for a number of months gross rent on a declining scale as set out below:

Termination  Date  Termination Payment

January 31, 2000- 3 months  gross rent
January 31, 2001- 3 months  gross rent
January 31, 2002- 2 months  gross rent
January 31, 2003- 2 months gross rent
January 31, 2004- 1 months gross rent

SECTION III - TENTH Floor Space

1. The Landlord doth demise and lease unto the Tenant those premises on the 10th floor of the Building, containing approximately 16,675 rentable square feet, being more particularly described in Schedule "A" attached hereto. The premises demised by this Section III are herein referred to and known as the "10th Floor premises"

TO HAVE AND TO HOLD the demised premises for and during the term of two (2) years to be computed from the 1st day of May, 1998, and thenceforth next ensuing and fully to be completed and ended on the 30th day of April 2000.

2. YIELDING AND PAYING THEREFOR yearly and every year during the said term (without deduction or defalcation of any kind) as a rental unto the Landlord, its successors and assigns, as hereinafter particularly set out:

(a) The basic rental for the first year of the term for the TENTH Floor Space commencing May 1, 1998, and ending on April 30, 1999, based on $11.00 per square foot per annum, shall be an annual basic rental of ONE HUNDRED and EIGHTY-THREE THOUSAND, FOUR HUNDRED and TWENTY-FIVE Dollars ($183,425.00) and shall be payable in equal monthly instalments of FIFTEEN THOUSAND, TWO HUNDRED and EIGHTY-FIVE Dollars ($15,285.42) Dollars and Forty-two cents each, in advance, on the first day of each and every month, in cash or by certified cheque payable at par at Toronto, without deductions or defalcations of any kind.

(b) The basic rental for the second year of the term for the Tenth Floor Space commencing May 1, 1999, and ending on April 30, 2000, based on $12.00 per square foot per annum, shall be an annual basic rental of TWO HUNDRED THOUSAND, ONE HUNDRED Dollars ($200,100.00) and shall be payable in equal monthly instalments, of SIXTEEN THOUSAND, SIX HUNDRED AND SEVENTY-FIVE Dollars ($16,675.00) Dollars each, in advance, on the first day of each and every month, in cash or by certified cheque payable at par at Toronto, without deductions or defalcations of any kind.

3.       DEPOSIT

Tenant acknowledges receipt of a deposit in the amount of $34,197.68 to be applied on account of first and last month's rent and GST.

4. Tenant acknowledges having inspected the Tenth Floor Space and agrees to accept it "as is" .

5. In addition to, and without limiting the provisions of the original lease, Tenant agrees that upon termination of the lease of the 10th floor space, it shall deliver up the said 10th floor space to Landlord in the same condition as upon commencement of its lease therein, including specifically, that all walls, partitions, plumbing and other leasehold improvements shall be in the same location and condition as they were upon commencement, but the foregoing shall not include removal of cable or electrical installations.

6.       OPTION TO RENEW THE 10th FLOOR SPACE

Subject to any prior rights of first refusal, and provided the Tenant has not been in breach of the Lease, and has duly and regularly paid a rent and performed the covenants required pursuant to this Lease, the Tenant shall have the option to renew the Lease with respect to the Leased Premises for an additional term of a duration to be mutually agreed upon by Landlord and Tenant on the same terms and conditions as this Lease, subject to reasonable revision of lease document to conform with Landlord's current lease form, and save only for the Basic Rent and Additional Rent and any further option to renew. Tenant's option aforesaid shall be exercisable by delivery of written notice to the Landlord not later than six (6) months prior to the expiry of the current Lease term. The Basic Rent for the renewal period shall be the fair market Basic Rent for comparable premises in comparable buildings, such amount to be agreed upon between the Parties on or before ninety (90) days prior to the expiry date of the initial term. If the Parties hereto shall fail to agree upon the renewal rent within such limited time, then the basic rent for the renewal term shall be determined by arbitration pursuant to the Arbitration Act of Ontario or any successor legislation. The Agreement of Landlord and Tenant in respect of the duration of the Renewal Term shall be concluded in writing not less than three months prior to the expiry of the current lease term, failing which there shall be no Renewal Term.

7.       ORIGINAL LEASE PROVISIONS

The following provisions of Schedule B to the original lease shall not apply in respect of Suite 505:

2(c) - limitation on additional rent charges
4 - Leasehold improvements
5 - Fixturing period
6 - Space Plan
10 - No restoration
11 - Additional Space
12, 13 - Lease Cancellation
14 - Renewal Option

6.       OPTION TO EXTEND

The Tenant shall have the right on one occasion, anytime during the first eighteen months of the term, by written notice (the "Notice of Extension") to the Landlord, to extend the term of the Lease beyond the expiry date, upon terms and conditions to be mutually agreed upon by both parties acting reasonably. If the Parties hereto shall fail to agree upon the duration of the Renewal Term and all other terms and conditions thereof within 90 days of the delivery of the Notice of Extension then there shall be no Renewal Term.

SECTION IV - GENERAL PROVISIONS

The following provisions apply in respect of all space in the Building leased by the Tenant:

1. It is acknowledged and agreed that in all other respects, all of the covenants, obligations, terms and provisions as contained in the original lease as amended, shall remain in full force and effect, and shall apply to Suite 505, the Seventh Floor Space and the 10th Floor Space, save and except as amended by this Agreement and save and except for any Landlord's work or right of renewal, and the Tenant hereby acknowledges that the Landlord is in full compliance with all of its obligations under the original lease, as amended, and that it has no claims to the Landlord for repairs or any other matter.

2. For greater clarity, a summary of space rented and rent payable by Tenant for all space in the building is attached as Schedule "A". Tenant acknowledges that, notwithstanding the allocation of various rental rates and provisions to various spaces hereunder, it is agreed that Landlord has the right to apply any amounts received from Tenant in payment of any balances due to Landlord in respect of any space in the Building, and that any default by Tenant in respect of any space shall entitle Landlord to exercise its remedies against all of the space leased by Tenant or, at Landlord's option against any one or more of such spaces.

3. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have hereunto caused to be affixed their corporate seals duly attested by the hands of their proper signing officers as of the date first above written.

SIGNED, SEALED and DELIVERED in the presence of:

ORFUS INVESTMENTS
per:  /s/Elaine Orfus

SAVILLE SYSTEMS CANADA LTD.
per:  /s/Christopher A. Hanson

                                  SCHEDULE "A"

SPACE          RENTABLE SQUARE                     TERM                  RENT
                       FOOTAGE
6th Floor               16,675         To Jan. 31, 2005          per Par 2(k)
5th Floor                7,646         To Jan. 31, 2005          per Par 2(k)
Suite 505                2,673         To Feb. 14, 1999             10.50/ft.
7th Floor                8,844         To Jan. 31, 2005              9.50/ft.
10th Floor              16,675        To April 30, 2000    11.00/ft. 1st year
                                                           12.00/ft. 2nd year
Total                   52,760

                                  SCHEDULE "D"

THIS INDENTURE OF AGREEMENT
made this 1st day of April, 1998

BETWEEN:

ORFUS INVESTMENTS, a Partnership registered under the Partnership Registration Act of Ontario,

(hereinafter called the "Landlord"),

OF THE FIRST PART,  -and

SAVILLE SYSTEMS CANADA LTD., a company incorporated under laws of the Province of Ontario,

(hereinafter called the "Tenant"),

OF THE SECOND PART,

WHEREAS by a Lease made on the 25th day of November, 1994 (hereinafter referred to as the "original lease") the Landlord did lease to the Tenant, those premises located in the Town of Markham, in the Regional Municipality of York in the Province of Ontario, and being part of a building municipally known as 625
Cochrane Road (the "Building"), which premises are described in the original lease to consist of an area of approximately 16,675 rentable square feet on the sixth (6th) floor and an additional 2,951 rentable square feet on the fifth
(5th) floor, for a term of ten (10) years commencing February 1, 1995 and ending January 31, 2005;

AND WHEREAS by Indenture of Agreement dated January, 1996, the measurement of the above described 2,951 rentable square foot space on the fifth floor was revised to 3,343 rentable, square feet and an additional 4,303 square feet on the 5th floor was added to the leased premises, so that the aggregate square footage of the leased premises was confirmed at that time to be 24,321 rentable square feet.

AND WHEREAS, by Offer to Amend Existing Lease dated January 14, 1998, the Tenant agreed to lease an additional 2,673 rentable square feet on the 5th floor from the Landlord upon terms and conditions as hereinafter set out ("the Suite 505")

AND WHEREAS, by offer to amend existing lease dated June 20, 1997, the Tenant agreed to lease an additional 8,844 rentable square feet on the 7th floor from the Landlord upon terms and conditions as hereinafter set out ("the Seventh Floor Space")

AND WHEREAS, by offer to amend existing lease dated March 26, 1998, the Tenant agreed to lease an additional 16,675 rentable square feet on the 10th floor from the Landlord upon terms and conditions as hereinafter set out ("the Tenth Floor Space")

NOW THEREFORE WITNESSETH that in consideration of mutual promises and other good and valuable consideration, and the sum of TWO ($2.00) DOLLARS now paid by the Tenant to the Landlord (the receipt and sufficiency of which is hereby acknowledged by the parties hereto) the parties hereto hereby agree as follows:

1. Commencing February 1, 1996 and henceforth, until the end of the term of the original lease, the Premises as defined in the original lease shall be expanded to include the additional space of 3,912 useable, being 4,303 rentable square feet on the fifth floor, (the "Expansion Premises"), at the same rental rate per rentable square foot, and upon the same terms and conditions as set out in the original lease.
2. Landlord and Tenant each acknowledge that the original lease shall be deemed amended from the Commencement Date to reflect the correct square foot measurements as set out in the recitals above. For greater clarity, it is confirmed that together with the expansion Premises, the total square footage of the leased premises is 22,812 useable, being 24,321 rentable square feet. The Landlord agrees to provide Tenant with an Architect's Certificate confirming the total square footage of the Leased Premises in accordance with this Section. No rent shall be paid or owing to the Landlord for the adjusted square footage until such Certificate is provided.
3. Landlord shall finish the Expansion Premises upon the same terms as provided for Leasehold Improvements in paragraph 11B of Schedule "B" in the original Lease.
4. It is acknowledged and agreed that in all other respects, all of the covenants, obligations, terms and provisions as contained in the original lease shall remain the same, and the Tenant hereby acknowledges that the Landlord is in full compliance with all of its obligations under the Lease and that it has no claims to the Landlord for repairs or any other matter.
5. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have hereunto caused to be affixed their corporate seals duly attested by the ands of their proper signing officers as of the date first above written.

SIGNED, SEALED AND DELIVERED in the presence of:

ORFUS INVESTMENTS
per:  /s/Elaine Orfus

SAVILLE SYSTEMS CANADA, LTD.
per:  /s/Marc J. Venator, CFO
January 11, 1996

per:  /s/Jane Lewchuk
January 11, 1996

                                  SCHEDULE "E"

                                 OFFER TO LEASE
                                      (ICI)



To       MONARCH CONSTRUCTION LIMITED (Lessor)
WE       SAVILLE SYSTEMS CANADA LTD.  (Lessee)

hereby offer to lease through CB Richard Ellis Limited ("Broker"), the premises known municipally as (See Schedule "A"), in the Town of Markham comprising approximately 110,000 rentable square feet, more or less for a term of fifteen
(15) years from August 1, 2000 ("Commencement Date") to July 31, 2015, at a rental of (See Schedule "A") per annum payable $ (See Schedule "A") monthly, in advance, on the first day of each month during the said term.

Cheque or letter of credit in the amount of $250,000.00 as a deposit payable to the Broker in trust for the Lessor, is due upon execution of the lease by both parties and is to be credited together with interest on account of rental payments as they first become due. The Lease shall be drawn by the Lessor and executed by the Lessee and to Lessor forthwith subject to amendments as negotiated between the Lessors and the Lessee's Solicitors, both acting reasonably.

The Premises are to be used for general office purpose and any similar other use permitted by municipal by-laws.

IT IS UNDERSTOOD AND AGREED that

SCHEDULES "A", "B", "C", "D" AND "E" AND RIDER #1 ATTACHED  HERETO SHALL BE READ
WITH AND FORM A PART OF THIS OFFER TO LEASE ........

THIS COUNTER OFFER shall be irrevocable by the Lessee until 5:00 (p.m.) on the 26th day of November, 1998 after which time if not accepted, this Offer shall be null and void and all deposit monies paid by the Lessee hereunder shall be refunded without any interest or deduction whatsoever.

It is further understood that all representations by the Lessor or any of his representatives, are set out in this Agreement.

The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms hereof. This Agreement shall be read with such changes of gender or number as may be required by the context.

DATED at Boston/Edmonton this 25th day of November, 1998.

SIGNED, SEALED AND DELIVERED IN WITNESS whereof I have hereunto set my hand and seal: in the presence of

/s/ Lisa Miller
Witness

I have authority to bind the Company
SAVILLE SYSTEMS CANADA, LTD.
/s/ Christopher A. Hanson
Lessee

/s/Jane Lewchuk
Lessee

WE hereby accept the above Offer and agree with the above named Broker to pay in consideration of procuring this Offer a commission of as per agreement

Any deposit in respect of any agreement shall first be applied to reduce the commission payable. Should such amounts paid to you from the deposit or by my/our solicitor not be sufficient, I shall be liable to pay to you, on demand, any deficiency in commission and taxes owing on such commission. All amounts set out as commission are to be paid plus applicable federal goods and services tax (G.S.T.) on such commission.

DATED at Toronto this 26th day of November, 1998

SIGNED, SEALED AND DELIVERED IN WITNESS whereof I have hereunto set my hand and seal:
in the presence of
/s/Alan P. MacKenzie
Witness

I have authority to bind the Company

MONARCH CONSTRUCTION LIMITED

/s/Brian Johnston
Lessor

/s/David George
Lessor

                                  SCHEDULE "A"

To be read with and form a part of this Offer to Lease between

MONARCH CONSTRUCTION LIMITED (LESSOR) AND SAVILLE SYSTEMS CANADA LTD. (LESSEE)

1. BUILDING

The Lessor agrees to construct, at its expense, an eight storey office building (the "Building") containing a total rentable area of approximately 196,166 square feet, subject to final measurement certified by the Lessor's architect in a first class manner in accordance with sound engineering practices, the provisions of this Offer, and in accordance with all prevailing government, building and fire code regulation.

The Building will be constructed and situated on part of a 10.69 acre site located on the south side of Commerce Valley Drive East Markham (the 'Site") legally described and as indicated on the preliminary site plan attached hereto as Schedule "B".

The Building will have typical floors having a minimum rentable floor area of approximately 25,920 square feet subject to agreement between the parties as to the final design and specifications of the Building.

All fees, permits and costs associated with the design and construction of the Building shall be the sole responsibility of the Lessor.

2. BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s), acting reasonably, for the purposes of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than December 22, 1998. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

3. CONSTRUCTION SCHEDULE, PROGRESS REPORTS AND INSPECTION

a) Contemporaneously with the execution of the Lease, the Lessor shall deliver to the Lessee a construction schedule indicating the construction sequence and time requirements for completion of the Building and such schedule shall be revised from time to time as required during the progress of construction. The Lessor shall submit periodic reports of the progress of construction to the Lessee's designated representative.

b) The Lessee shall have the right at all reasonable times during normal business hours until the Commencement Date through the Lessor's designated representative, to inspect and examine the work or construction, the standard of workmanship employed and the materials used in the construction, erection and installation of the Building, provided however, that the Lessee's representative shall be on the lands at his or her own risk and shall not interfere with or obstruct the Lessor or its contractors in their respective operations on the lands.

c) The provision of the schedule and revisions thereto and progress reports pursuant to subsection (1) and the making of inspections and examinations pursuant to subsection (2) shall not constitute or be deemed to constitute a waiver of any of the obligations of the Lessor to design, construct, erect and install the Building as provided in this Offer.

4. BUILDING COMPLETION

Provided that the parties have finalized the conceptual design and specifications of the Building by December 22, 1998 the Lessee agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance with a construction schedule to form part of the design and specifications, The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than April 1, 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or contractors, strikes, lock-outs, fire or other damage or destruction of the Building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (5) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Lessee have agreed or the designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified have agreed that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later than 15 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to co-ordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that a genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that, if the Commencement Date has been delayed 90 days, the Lessee may, at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenant's Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

5. INSURANCE

The Lessor shall obtain at its cost all risk insurance for the full replacement value of the Building during the period of construction and until completion.

6. NOTICE OF SUBSTANTIAL COMPLETION / OCCUPANCY PERMIT

Forthwith upon substantial completion, the Lessor shall give written notice ("Notice of Substantial Completion") to that effect to the Lessee. If an occupancy permit is required by the municipality, the Lessor shall use its best efforts to obtain such permit forthwith.


7. AS-BUILT DRAWINGS

The Lessor shall deliver to the Lessee with the Notice of Substantial Completion of the Building, a set of "as built" plans and specifications including a drawing showing the location of all concealed or buried mechanical, electrical and equipment services.

8. PREMISES

The Premises shall comprise of approximately 110,000 square feet of rentable area comprising the entire fifth (5th), sixth (6th), seventh (7th') and eighth
(8th) floors and part of the fourth (4th) and ground floors (the "Initial Premises") subject to actual measurement in accordance with the current B.O.M.A. standard method of measuring floor area in office buildings. The Lessor agrees to provide the Lessee with an architect's certificate for the Initial Premises on or before the Commencement Date.

9. LEASE

The Lease shall be drawn on the Lessor's standard form but will be otherwise subject to the terms herein and otherwise to the reasonable satisfaction of the Lessee and its solicitors. The Lease may not conflict with any of the provisions of the Offer but may deal in greater detail with the matters dealt with herein as well as other matters normally dealt with in commercial office leases and subject to such non-financial amendments as may be reasonably requested by the Lessee and Lessor in consultation with their solicitors. The Lessor shall deliver to the Lessee the Lessor's standard form of lease, incorporating the provisions of this Offer, within five (5) days of acceptance of this offer by both parties. The Lease shall contain the Lessor's representation and warranty that it is the registered beneficial owner of the Lands and the Building will be constructed as provided for herein, that the Lands and Building are zoned to permit the uses as contemplated hereby, and that the same are free of any hazardous substances and in compliance with all environmental laws, by-laws and regulations. Lessee agrees to abide by all the terms of the Lease except as amended by this Offer, or other changes mutually agreed to by both parties as described herein. The provisions of this Offer to Lease shall not merge with the execution and delivery of the Lease.

This Offer to Lease shall be conditional for a period of thirty (30) days after acceptance hereof upon both parties agreeing to all the terms of the Lease for the Premises. If the parties cannot agree upon the final form of lease for the Initial Premises within the thirty (30) day conditional period described above, then this Offer to Lease shall become null and void.

In the event that this Offer to Lease becomes null and void as provided in this paragraph, the Lessee agrees to reimburse the Lessor for fifty percent (50%) of reasonable out-of-pocket expenses associated with work in progress up to a maximum of Twenty-Five Thousand Dollars ($25,000.00)

10. NET RENT

The Lessee shall pay to the Lessor the following net rent ("Net Rent") in equal monthly instalments in advance on the first day of each calendar month at the rate of:

August 1, 2000 - July" 31, 2005 $18.50 per square foot of rentable area per annum

August 1, 2005 - July" 31, 2010 $21.50 per square foot of rentable area per annum

August 1, 2010 - July" 31, 2015 $25.00 per square foot of rentable area per annum

11. NET RENT FREE PERIOD

The Tenant shall be permitted to occupy the Premises for the first month of the lease term without the obligation to pay Net Rent ("Net Rent Free Period"). During this Net Rent Free Period the Tenant shall pay all Additional Rent for the Premises and all other terms and conditions of the Lease shall be in full force and effect.

12. ADDITIONAL RENT

In addition to the above Net Rent a proportionate share of costs reasonably applicable to the Premises all as more particularly outlined in the Lease, including but not limited to realty taxes, operating expenses and hydro, directly applicable to the Premises, unless separately metered, will be paid by the Lessee in equal monthly instalments as additional rent, and shall be subject to escalation from time to time throughout the term of the Lease as provided for herein.

Notwithstanding the foregoing, increases in operating expenses, if any, from year to year shall not exceed the increase in the consumer price index for that year, unless separately agreed to by the Lessor and Lessee.

Furthermore, the Lessee shall not pay any Capital Tax or Large Corporation Tax on capital costs, which may form part of Additional Rent.

The Lessee agrees to pay a management fee to the Lessor equal to ten (10%) percent of the total of realty taxes, hydro (unless paid directly by Lessee), and operating expenses (excluding the management fee).

In the event that the Lessor requires the installation of separate meters for any utilities, then the same shall be installed at the expense of the Lessor, and all utility costs which are separately metered shall not be subject to any management fees.

The Landlord's current estimate for Additional Rent, including management fees, in 2000 is Eleven dollars and Fifty-Four Cents ($11.54).

13. AUDIT OF ADDITIONAL RENT

The Lessor shall provide annually to the Lessee, an audited statement of Additional Rent within ninety (90) days of the fiscal year end of the Lessor. Said statement shall be completed by an independent chartered accountant or other qualified financial person. The Lessee or the Lessor as the case may be, shall forthwith upon receipt of such statement remedy any differences between said statement and the additional rent paid by the Lessee to the Lessor in the previous year of the Lease term. If the Lessor or Lessee disputes the accuracy of the statement, it shall deliver notice of dispute to the other within 10 days of receipt of such statement. On delivery of such notice, the Lessor and the Lessee shall diligently work to resolve such dispute, failing which, such dispute shall be subject to arbitration. If the Lessor owes payment to the Lessee on the basis of such statement and fails to either make such payment or deliver a notice of dispute, Lessee shall have the right to set off the amount of such payment against amounts next coming due under the Lease.

14. LEASEHOLD IMPROVEMENT ALLOWANCE

As an inducement to the Lessee to enter into a lease agreement with the Lessor, the Lessor agrees to provide the Lessee with a leasehold improvement allowance, the "Leasehold Improvement Allowance" equal to a value of twenty-five dollars ($25.00) plus G.S.T. per rentable square foot for the Initial Premises and 1st expansion space and 2nd expansion space, if applicable. The Lessor shall make drawdown payment as directed by the Lessee within 15 days of receipt of invoices from the Lessee. Partial draw down will occur for the Leasehold Improvement Allowance based on fixturing work completed and on Lessee's architects or engineers written certification, less proper holdbacks and construction liens, if any. In the event that less than twenty-five dollars ($25.00) per rentable square foot is used towards such improvements, then the difference shall be applied towards Net Rent reduction (based on 10% interest) over the entire term.

There shall be no administrative overhead or profit charged by the Lessor for the improvements or alterations performed during either the fixturing period or the term of the Lease, provided that the work is not completed by the Lessor.

All plans and specifications pertaining to the Lessee's fixturing work shall be subject to the prior review and written approval of the Lessor, not unreasonably withheld or delayed. The Lessee shall provide the Lessor with copies of the "as built" drawings of the Lessee's fixturing work on or before ninety (90) days after the Commencement Date.

15. SPACE PLAN

The Lessor agrees to provide the Lessee with a space plan allowance equal to ten cents ($0.10) plus G. S.T. per rentable square foot of the Initial Premises, and 1st expansion space and 2nd expansion space payable within fifteen (15) days after receipt of invoices from the Lessee or its consultant.

16. FIXTURING PERIOD

Upon substantial completion of the Building, the Lessee will be permitted access to the Initial Premises for a period of not less than one hundred and twenty
(120) days in order to commence installation of its Leasehold improvements. Each of the Lessor and the Lessee agrees to co-operate with the other so as not to interfere with completion of each other's Work. During such fixturing period by the Lessee, no Net Rent or Additional Rent shall be payable prior to the Lease Commencement, however all other terms of the Lease shall be in effect.

17. INITIAL PREMISES EXPANSION

At any time prior to October 1, 1999 and prior to the Lessor accepting an arms length Offer to Lease for any or all of the 2nd , 3rd or the balance of the 4th floor, the Lessee shall have the right to amend the Lease to add the balance of 4th floor to the "Initial Premises" under the same terms and conditions as are set forth in this Offer and as reflected in the Lease, at which time the "First Option to Lease" referred to in clause 18 of this Offer and correspondingly in the Lease shall then refer to the entire 3rd floor instead of the balance of the 4th floor, and the "Second Option to Lease", clause 19 of this Offer and correspondingly in the Lease shall refer to the entire 2nd floor instead of the 3rd floor.

18. FIRST OPTION TO LEASE

The Lessee shall have the Option to lease the balance of the 4th floor of the Building (the "1st expansion space") prior to December 31, 2001 and terminating co-terminus with the lease of the Initial Premises. The Lessee shall provide written notice no later than June 30, 2001 of its intent to exercise its Option to Lease the balance of the 4th floor from a commencement date to be specified in such notice. The terms and conditions of the lease for the 1st expansion space shall be the same as those for the Initial Premises.

19. SECOND OPTION TO LEASE

The Lessee shall have the one time Option to lease the entire 3rd floor of the Building (the "2nd expansion space") beginning at the commencement of the sixth year of the term and terminating co-terminus with the lease of the Initial Premises. The Lessee shall provide written notice no later than six months prior to the commencement of the sixth year of the term of its intent to exercise its Option to Lease the 3rd floor. The terms and conditions of the lease for the 2nd expansion space shall be the same as those for the Initial Premises save and except the Net Rent which shall be as follows:

Years 6-10        $21.50 per square foot per annum
Years 11-15       $25.00 per square foot per annum

20. PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars per one thousand rentable square feet leased for the term of the Lease and any renewals thereof rent free.

Within fifteen (15) days of acceptance hereof the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein then the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cars per one thousand (1,000) rentable square feet leased.

21. DEPOSIT

It is understood and agreed by the Lessor and the Lessee that the deposit cheque will not be certified or deposited in the Broker's Real Estate Trust Account until the Lease has been executed by both parties. Upon same occurring, Deposit shall be placed in a term deposit, interest to accrue to the benefit of the Lessee until the Commencement Date. The Lessee shall have the right to substitute an unconditional letter of credit drawn on a Schedule I Canadian chartered bank as deposit. Such letter of credit to be in a form acceptable to Lessor, acting reasonably.

22. OPTION TO TERMINATE

Notwithstanding anything contained in the Lease to the contrary, and provided Saville Systems Canada Ltd. or an affiliate or a corporation that purchased all or substantially all of the business of Saville Systems Canada Ltd. (a "Permitted Transferee") is carrying on business in the Initial Premises, the Lessee shall have the right to terminate the Lease as of July 31, 2010 upon not less than nine (9) months prior written notice to the Lessor. During the nine
(9) months notice period, the Lessee shall have the right to occupy the Premises under the terms of its Lease, or the Lessee may vacate the Premises and pay the Lessor a lump sum equal to the gross rent remaining during said notice period, in which latter event, the Lessee shall surrender the Premises to the Lessor.

In the event the Lessee exercises the right to terminate its Lease as of July 31, 2010 in the manner described above, then the Lessor shall receive from the Lessee thirty (30) days prior to the end of the tenth (10th) year of the term, a sum equivalent to eight (8) months gross rent due in respect of the Premises and all Expansion Premises then leased hereunder in the eleventh (11th) year of the lease.


23. OPTION TO RENEW

Provided the Lessee is Saville Systems Canada Ltd. or a Permitted Transferee, and is not then in material default under the Lease, either in payment of rent or observance of the covenants therein, the Lessee shall have two Options to renew the Lease for two (2) further terms of five (5) years each upon giving the Lessor at least twelve (12) months' notice prior to the expiration of the initial term or first renewal term of the exercise of such right subject to the same provisions as are contained in the Lease except that during the second renewal, there shall be no further right of renewal, the rent for the extended term (the "New Annual Net Rent") shall be the then fair market rent for the Leased Premises having regard to improvement allowance, turnkey package, the quality of the existing leasehold improvements and/or cash inducements given by Lessors to achieve such rent which rent shall be negotiated between the Lessor and the Lessee at that time. Further, the New Annual Net Rent shall have regard for prevailing rental rates for similar space in comparable buildings within the market, within the vicinity of the Premises.

In the event that the parties cannot arrive at a mutually agreed upon New Annual Net Rent for the Leased Premises within three (3) months prior to the expiration of the term, the Lessee shall have the right to revoke its notice of intent to renew within five (5) days from such date (in which case the notice shall be deemed to never have been sent) failing which the matter shall be determined by three (3) accredited commercial office leasing real estate brokers (the "Three Experts") at least thirty (30) days prior to the expiration of the Lease Term, which Three Experts shall be familiar with rental rates in the area of the Leased Premises, one of whom shall be appointed by the Lessor (the "Lessor's Expert") and all costs associated with the Lessor's Expert shall be the sole responsibility of the Lessor, and one of whom shall be appointed by the Lessee (the "Lessee's Expert") and all costs associated with the Lessee's Expert shall be the sole responsibility of the Lessee. The appointment of the third expert (the "Third Expert") shall be agreed upon by the Lessor's Expert and the Lessee's Expert and fifty percent (50%) of costs attributable to the Third Expert shall be borne by the Lessee and the remaining fifty percent (50%) of costs attributable to the Third Expert shall be borne by the Lessor. Together the Three Experts, acting reasonably, shall make the final determination of New Annual Net Rent and should the Three Experts be unable to agree among themselves on the determination, the opinion of the majority, being two (2) of the Three Experts, shall be final and binding on the Lessor and Lessee. During any arbitration, the Lessee may remain in the Leased Premises on the same terms and conditions as are set out in this Offer to Lease and in the Lease and the annual Net Rent shall be at the same rate as the annual Net Rent payable during the last year of the Term until the final determination of New Annual Net Rent has been made, whereupon there will be a retroactive adjustment.


24. RIGHT TO SUB-LEASE

The Lessee, when not in material default shall have the right to assign the Lease or sublet the Premises in whole or in part at any time or times during the Lease term or renewal thereof provided it has the Lessor's prior written consent, which consent is not to be unreasonably withheld or delayed. No consent should be required to a sub-lease or assignment to a Permitted Transferee. There shall be no change of control restriction in the Lease. Notwithstanding an assignment, the Lessee will be jointly and severally liable with the assignee under the Lease and will not be released from performing its obligations hereunder.

25. ALTERATIONS AND INSTALLATIONS

The Lessee shall have the right to make alterations and installations at its own expense from time to time during the Lease term or any renewal thereof subject to the Landlord's approval which shall not be unreasonably withheld or delayed.

26. SIGNAGE

Lessee shall have the sole, exclusive right to install roof-top signage at its sole expense. In addition, the Lessee shall be entitled to install at its sole cost and expense such additional installations on the roof as it may require for the purposes of its business, signage on the exterior of the Building indicating where its premises are located, and such other corporate identification signage as it may require. At the Tenant's option, the Building shall be identified as the "Saville" Building. Such signage shall be subject to the prior approval of the Lessor, not be unreasonably withheld or delayed, as to size and manner of installation. All costs in conjunction with the maintenance of the Lessee's signage shall be paid for by the Lessee. All signage shall be in compliance with all regulatory requirements affecting the same. Lessee shall be entitled to replace such signage from time to time. If requested by the Lessor in writing upon expiry of the Lease, the Tenant shall remove all such signage and any additional installations on the roof at its own expense and shall make good any damage caused to the Initial Premises or Building by such removal.

In addition, the Lessor, at its own expense, agrees to erect a pylon or ground mounted sign (the "sign") in front of the Building denoting the tenancies therein. The Lessee shall be granted a prominent position on the sign and shall be permitted to install, at its expense, its corporate identification thereon subject to the reasonable approval the Lessor.

27. IDENTIFICATION

The Lessor shall provide the Lessee with identification posted on any directory boards in the Building denoting tenancies. The Lessor will provide the Lessee with the building standard signage on or beside entrance doors as provided by the Lessor. Building standard signage and identification are at Lessor's cost.

28. NO MAKE GOOD

On termination of the lease, the Lessee shall not be required to restore the Initial Premises or any expansion or additional premises to the original base building standard or original condition at the Commencement Date-, but shall leave the Premises in good working order in a clean and broom-swept condition.

29. BUILDING ACCESS

Except in cases of emergency, the Lessor agrees to provide the Lessee with access to the Building an a twenty-four hour basis, seven (7) days a week through the main lobbies and entrances as well as parking lots and all elevators.

30. RIGHT OF FIRST REFUSAL

Subject to the Lessee in its sole discretion agreeing to an acceptable alternative arrangement during the 30 day lease negotiation period, provided that the Lessee is not in material default, then after acceptance of this Offer and throughout the Term, the Lessee shall have an ongoing Right of First Refusal ("ROFR") to lease additional space which becomes available in the Building. Such additional space shall only be occupied pursuant to an arm's length Offer to Lease.

Should the Lessor receive an arms length Offer to Lease (the "Offer") that it is prepared to accept, then the Lessee shall be given written notice of said Offer, accompanied by a copy of the Offer, and the Lessee shall have five (5) business days to advise the Lessor that it will lease said space on the same terms and conditions, failing which the ROFR shall be null and void and the Lessor shall be free to proceed to lease the space to the other prospective Lessee pursuant to the terms of the Offer.

Should the Lessee exercise this ROFR

a) the Lease shall be amended to include said ROFR space and the ROFR space shall become part of the Premises and subject to the provisions of the Lease;

b) notwithstanding the terms of the Offer, the ROFR space shall be for a term co-terminous with the term of the Lease, or such other term as mutually agreed; and

c) notwithstanding the terms of the Offer, the ROFR space shall be taken on an "as is" basis, except that the Lessor shall, within 30 days of the exercise of the option, perform the Lessor's work described in Schedule "C" of this Offer. The Lessee shall be entitled to a three month Rent free period within which to perform its leasehold improvements in the ROFR space, in accordance with the provisions of this Offer. If necessary, the Net Rent payable under the provisions of the Offer shall be reduced to take into consideration the fact the Lessee may, at its option, perform its own improvements and may not receive any allowance in respect of such improvements, using a 10% discount factor with respect to said Net Rent.

31. EXCLUSIVE USE

From and after acceptance of this Offer and during the term of the Lease and any renewals thereof, the Lessor agrees not to lease any space in the Building or in the proposed building making up the development to a Lessee whose principal or ancillary business directly competitive with the business of the Lessee or any Permitted Transferee.

The Lessee, acting reasonably and in good faith shall provide a list of its principal competitors to the Lessor at the Commencement Date and on each anniversary date during the Term and any renewals of the Lease.

32. ASSUMPTIONS OF LESSEE'S EXISTING LEASES

Subject to the Lessor verifying during the 30 day Lease negotiation period, the Lessee's representations as to the rental obligations of its existing leases, the Lessor agrees to assume and pay for all rental obligations on behalf of the Lessee as of the Commencement Date for the Lessee's existing lease obligations at 625 and 675 Cochrane Drive, copies of which are attached hereto as Schedule "D".

It is understood that the Lessor shall not be required to perform any of the covenants provided for in the existing lease obligations on behalf of the Lessee other than the payment of all rental obligations.

In the event that either party defaults in the payment of their respective rental obligations provided for in this Offer to Lease then the party who is not in default shall have the right to cure such default and to withhold the equivalent amount of rent owed to the defaulting party until the default is remedied.

Furthermore, both parties hereby agree to co-operate fully with each other to effect an assignment or sublet of the Lessee's existing leased premises prior to the Commencement Date.

Furthermore, any proceeds, including any reductions of payments of rental obligations on the Lessee's existing leases, resulting from an assignment or sublet of the Lessee's existing leases net of leasing costs, reasonable administrative fees and inducements, shall be rebated back to the Lessee on the Commencement Date of the Lease in the Building.

(See attached page 14A)

33. SHIPPING/RECEIVING

The Lessee shall have the exclusive use of one of the loading bays serving the Building for the term of the Lease and any renewals thereof. In addition, the Lessee's ground floor premises contemplated in paragraph #4 of this Offer to Lease shall be in a secure location as proximate to the shipping/receiving area as possible.

34. BUILDING AMENITIES

Concurrent with the Commencement Date the Lessor agrees to provide the following amenities on the ground floor of the Building and provide substantially continuous service during the term of the Lease and any renewals thereof:

a) A full service restaurant similar to the restaurant currently in existence at 625 Cochrane Drive, Markham, subject to reasonable commercial leasing efforts.

b) A smoke and sundry shop.

c) Dedicated smoking area separately ventilated.

                                  SCHEDULE "E"


Page 14A to be read with and form a part of this Schedule "E", section 32 of the Lease between Monarch Construction Limited and Saville Systems Canada Ltd. dated January 26", 1999.

*Notwithstanding the foregoing or anything contained in this Schedule, any of the Schedules or the Lease to the contrary, the payment of rental obligations by the Landlord shall not exceed and be limited to the sum of $2,300,000.00. In the event the rental obligations are greater than $2,300,000.00 the payment of the excess will be the sole responsibility of the Tenant. **In the event the rental obligations are less than $2,300,000.00 the difference shall be rebated by the Landlord to the Tenant by way of a cash payment. The Tenant represents and warrants to the landlord that on or before the Commercial Date of the Lease to provide two estoppel certificates from its two existing landlords with respect to its lease obligation at 625 and 675 Cochrane Drive, Markham, Ontario setting out that there are know arrears due and owing under the two leases.

Provided that, on written request from the Tenant delivered on or before the commencement Date, the Landlord will pay such excess on behalf of the Tenant and add the amount of such excess to the Basic Rent to be paid by the Tenant to the Landlord, the aggregate amount of such excess to be amortized over the first ten years of the term of the Lease (based on a 10% interest rate factor) and paid monthly as Basic Rent. If the Tenant does not deliver such written request on or before the Commencement Date, it shall be responsible for the payment of such excess.

35. LESSEE'S / LESSOR'S CONDITION

This Offer to Lease shall be conditional for a period of thirty (30) days after acceptance hereof by both parties upon approval by the Board of Directors of the Lessee and Lessor. If such approval cannot be reached within the aforementioned period and written notice of satisfaction or waiver of this condition, has not been provided by both parties then this Offer shall be null and void and any deposit monies shall be returned forthwith without interest or penalty. If no written notice is delivered then this Offer shall be null and void. This condition is inserted for the sole benefit of the Lessee and Lessor and may be waived at any time.

36. FINANCIAL INFORMATION

Forthwith after the acceptance of this Offer to Lease, each of the Lessee, the Indemnifier and the Lessor shall make available within five days to the other such information as the other may reasonably request (including financial information), to enable the other to satisfy itself that the Lessee or the Lessor has satisfactory credit ratings and financial abilities. All information shall be kept strictly confidential and shall not be disclosed or used in any way. The Lessor and the Lessee shall have five (5) business days after receipt of the other's financial information to satisfy itself as to the foregoing and to notify the other in writing of its satisfaction or dissatisfaction of the other's credit ratings and financial abilities. If either the Lessor or the Lessee is not satisfied it may terminate this Offer to Lease by written notice to the other within the said five (5) business days. Failure to deliver written notice within the above specified time shall be deemed to be a waiver of such condition.

37. GOODS AND SERVICES TAX (G.S.T.)

The Lessee covenants with the Lessor to pay, to the person or authority to whom they are payable, on or before the due date thereof, any and all sales or services taxes on the Premises, however designated which are levied, imposed or assessed by lawful authority in this Lease, and whether they are levied, imposed or assessed against the Lessor or the Lessee. Provided the Lessor complies with all of its obligations to remit and report G.S.T., the Lessee further covenants to indemnify and save the Lessor harmless from any and all liability, costs, expenses or penalties incurred by the Lessor as a result of such sales or services taxes. The Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of its Lease Agreement.

The Lessor will comply with all provisions of the goods and services tax.

38. FACSIMILE

The Lessor and Lessee acknowledge that the negotiation of this Offer to Lease may be by Facsimile machine and signed on a facsimile copy. Both parties accept the facsimile copy as a legal and binding document. Original Offer to Lease documents will be delivered to the Lessor and Lessee once the terms of this Offer to Lease are fully negotiated and shall form the basis of the lease documents to be executed by both parties.

39. NO REPRESENTATION

It is agreed and understood that there are no covenants, representations, agreements, warranties or conditions in any way relating to this Offer whether express or implied, collateral or otherwise, except those set forth in this Offer.

40. LEGAL ADVICE

The Parties to this Agreement acknowledge that CB Richard Ellis Limited has recommended that they obtain advice from their Legal Counsel prior to signing this document. The Parties further acknowledge that no information provided by CB Richard Ellis Limited is to be construed as expert legal or tax advice.

41. DUAL AGENCY

The parties to this transaction hereby acknowledge that the Listing Broker and Co-operating Broker are the same Firm, such that there has been, and is dual agency, the Lessor and Lessee having previously consented to such dual agency and waiving any conflict of interest or duty of confidentiality.

42. NON DISTURBANCE

The Lessor shall provide a non-disturbance agreement to the Lessee on terms satisfactory to the Lessee from any existing mortgagee, trustee or other encumbrancer, and any future mortgagee, trustee, purchaser or other encumbrancer to whom the Lessee is required to attorn or subordinate. The initial non-disturbance agreement shall be provided forthwith after acceptance of this Offer to Lease to the Lessee for its review and approval, and executed forthwith thereafter. Lessee shall be permitted to register notice of the Lease including the options to renew and the right of first refusal on title to the lands and Building provided that the Lessee shall postpone to all arm's length lenders and governmental authorities having jurisdiction. Forthwith on request by the Lessor, the Lessee shall execute and deliver all such postponements and other assurances as are reasonably required by such lender or authority.

43. NOTICES

Notices required or permitted to be given by this Offer to Lease shall be in writing and shall be given by prepaid registered mail, telefax or personal delivery to the parties at the following addresses, or other such addresses that may from time to time be designated by the party in writing:

LESSOR'S ADDRESS

Attention: Mr. Alan MacKenzie, Director Commercial Properties

MONARCH CONSTRUCTION LIMITED
2025 Sheppard Avenue East
Suite 1201
Toronto, Ontario
M2J IV7

LESSEE'S ADDRESS

Saville Systems Canada Ltd.

Attention: Ms. Jane Lewchuk

                                  SCHEDULE "B"

Map of premises

                                  SCHEDULE "C"

To be read with and form a part of this Offer to Lease between

MONARCH CONSTRUCTION LIMITED (LESSOR) AND SAVILLE SYSTEMS CANADA LTD. (LESSEE)

REQUIREMENTS FOR NEW BUILDING

GENERAL

All building components will be in keeping with a Class "A" type building.

Building should meet energy performance requirements of ASHRAE 90.1.

Saville Systems to have opportunity to review building design and finishes to ensure appearance in keeping with Saville Systems' corporate identity. Responsibility for building performance, management and maintenance remains with the building owner.

Saville reserves the right to use their own contractor and own consultants for tenant improvement work.

EXTERIOR SITE DESIGN

Hard surface walkways to be at a minimum either concrete or interlocking pavers.

Planting:

o    Minimum 10% of site area.

o Arranged to embellish the main building entrance and main building street front. Also arranged to shelter the cafeteria or restaurant patio and the edges of the parking area, as well as principal routes through parking to the building.

o    1/3 of planting to be coniferous and 2/3 to be mixed deciduous and shrubs.

Smoking Areas:

o Independently ventilated smoking room on ground floor or in below-grade parking area to accommodate at least 12 people.

o Provision will be made for exterior smoking areas away from main entry doors.

Parking / Loading:

o Loading requirement as per proposal call with at least one loading bay to be raised loading dock, with manually operated dock levellers, dock bumpers and bollards.

     -    Breakout space at loading area to be minimum 250 square feet.

     -    Compactor to be in separate bay.

     - Dry storage off the loading dock consisting of secure, fire-rated drywall partitions.

o Parking: In addition to the parking ratio described in paragraph #15 of Schedule "A", Saville requires a minimum of:

     -    Ten visitor spaces.

     -    Two courier spaces.

EXTERIOR CLADDING:

Appearance to be consistent with Class "A" office buildings:

Energy Performance:

o Thermally broken, aluminum curtain wall system including insulating units with Low E coating on 3rd surface.

o Spandrel areas of wall to have a minimum aged R-value in keeping with ASHRAE 90.1.

o    Wall to have functioning air barrier.

ENTRANCES

Arrangement   of  building   entrances   will  be  designed  to  avoid   adverse
microclimatic conditions such as excessive wind.

Main Entrance:

o 1 revolving door with pivot hinged swing doors on each side. Stainless steel foot grilles within revolving door enclosures.

o Building management will be responsible for adequate matts and rotation of matts to ensure no tracking of water reaches beyond main lobby.

o Security desk designed to be integral to main entrance lobby, 24 hours/7 days per week operation of desk to be at Saville option - cost to be amortized against any other tenants - costs not to be considered when calculating CPI ceiling increase in paragraph 12 of Schedule "A" of Offer to Lease.

o    Stainless steel directory. Signage to Saville design.

Parkade Building Entrances and Corridors:

o Painted floors / walls, generous lighting, and suspended gypsum board ceilings.

Typical Office Floors:

o Floors: steel trowel finished concrete with 5/16" in 10' x 10' tolerance for levelness.

o Walls: gypsum board prime painted including elevator core walls to be faced with prime painted gypsum.

o Ceilings: mineral acoustic panels in a suspended lay-in grid, placed on floors for installation by Saville during tenant improvements with the exception of panels penetrated by sprinkler heads, which will be pre-installed.

o Elevator lobby/ring corridor to provide security access to washrooms and stairwell, with central locations for coffee stations and cabling rooms (2 per floor, minimum 10' x 10' each with 6" conduit running between all cable rooms vertically and horizontally). Hard finishes (drywall/stone/ceramic) as defined by Saville to be included.

Washrooms to be consistent with Class "A" quality finishings.

o Quantity: assume population of 1 person/100 square feet to establish fixture count (50% more than code minimum).

Elevators:

o Provide four (4) passenger elevators, one of which shall be a high-top or service elevator with a group supervisory control system complete with the following control and operational features:

     -    Software programming micro-processor based control system

     -    Load weighing

     -    Anti-nuisance

     -    Terminal floor car call cancellation

     - Direction reversal in response to hall calls being registered at the same floor for both directions

     -    Independent service

     -    High call - low call reversal

     - Advance selection and illumination of main lobby ball lantern of designated next up car

     -    Hall call delay protection

     -    Dispatch failure protection

     - Security provision (card access) to restrict access to certain floors at Saville's option.

o        Maximum waiting time and average load factor shall be as follows:

         Morning           Waiting time 21-25 seconds
                           Average load factor 35-60%
         Load weighing     Waiting time 27-32 seconds
                           Average load factor 45-55%
         Anti-nuisance     Waiting time 30-35 seconds
                           Average load factor 60-65%

Security:

o At a minimum, all stairwells, exterior door, doors to parking areas as well as Saville's typical core areas to have card readers plus any other location(s) to be determined by Saville.


STRUCTURAL:

Loading capacity:

o    A total of 100 p.s.f. on each floor, is required.

o Horizontal variation in finished concrete floor slabs should not exceed 5/16" in 10'-0".

o    Optimal bay size is 30'-0" x 30'-0".

o Floor to floor height minimum 12' (typical - 9' ceiling) and 16' for main floor (14' ceiling).

ELECTRICAL:

Lighting:

o 20" x 60" recessed fluorescent fixtures with one piece faceplates with deep cell parabolic louvers.

o    Plug-in light fixtures rather than hard wired will be installed.

o    Lighting control to provide local switching in all individual rooms.

o Maintain office light levels in the 55 to 65 feet candle range at desk height.

o Lighting levels to be a minimum of 5 feet candles in all stairwells, parking areas and service areas.

Power:

o    Allow 2 watts per square foot for standard building lighting.

o Allow minimum of 3 watts per square foot for receptacles, miscellaneous loads and general use.

o Bus duct riser to be sized to include additional capacity of 2 wafts per square foot for tenant requirements.

o    Duct bank to property line (data / voice / fibre).

o    Diesel Generator with space capacity for Saville requirements (i.e. 20%).

Cable Tray:

o Ladder type 16" wide x 4" deep, arranged to allow entire floor to be serviced with no cable runs to exceed 90 meters. Drawings to be approved by Saville and/or its consultants prior to installation.

Energy Efficiency:

o An automated lighting control system should be considered with flexibility to allow it to be disengaged on a floor-to-floor basis if Saville requires it.

o    T-8 lamps with electronic ballast.

MECHANICAL:

Design Conditions:

Summer Outdoor    90F db/ 76F wb
Summer Indoor     75F/ 50F RH
Winter Outdoor    - 5F
Winter Indoor     72F / 30F RH

Occupancy: based on one person per 100 square feet.

Meet energy Performance criteria of ASHRAE 90.1

Ventilation and Air-Conditioning:

o Interior HVAC zones: 1,000 square feet maximum, allows for higher level of temperature control and better air distribution.

o Perimeter HVAC zones: 450 square feet maximum, allows for higher level of temperature control and better air distribution.

o 1 compartment VAV air handling unit per floor, allowing floor-by-floor independent control

o    Fresh air: 20 CFM per person or 0.2 CFM per square foot.

o    Minimum air circulation ratio: 0.6 cfm per square foot.

o    Supply air: 200 cfm/outlet maximum in offices areas.

o    Maximum NC (noise criteria): NC 30-35 in office areas.

o Space cooling per square foot: 2 watts lights + 2.5 watts power + people load + building skin heat gain (including solar).

o Provide dedicated sanitary exhaust system for washrooms including two 8" x 8" sanitary exhaust capped connections per floor.

o Provide general exhaust riser with two capped connections on each floor for exhaust of coffee rooms, copier rooms, etc.

Cooling:

o    Provide  electric or gas fired  chiller(s),  pumps and cooling  tower(s) to
     provide   chilled  water  to  air  handling  units  to  meet  load  cooling requirement.

o Provide supplementary cooling system on each floor offering 24 hours/day all year round cooling. Assume a supplementary cooling load of 10 to 20 tons per floor.

Humidification:

o    Gas fired steam or air atomizing humidifiers.

Heating:

o Gas fired hot water boilers for hydronic heating. Minimum two boilers and two heating pumps, each sized for 60% of full load.

o Perimeter hydronic heating using radiant panels, fan powered boxes with reheat coils, induction units or under window convectors.

o    Hot water forced flow heaters at building entrances.

Fire Protection:

o Fully sprinklered building. Concealed sprinkler heads in high profile areas (e.g.) building entrance, elevator lobbies. Semi-recessed heads everywhere else.

o Standpipe system with two capped connections on each floor for additional cabinets. (Additional cabinets may be required after partitions installed at Lessor's cost.)

Plumbing and Drainage:

o All public washrooms to have wall hung w.c.'s and electronic flush on urinals and lavatories. All fixtures to be CSA approved and vitreous china.

o    Provide the following on each floor for future tenant improvements:

          2 - 4" diameter sanitary drain capped connections

          2 - 2" diameter sanitary drain vent capped connections

          2 - 1 " diameter cold water capped connections

Building and Automation System (BAS):

o Provide a DDC (direct digital control) BAS to control and monitor air handling units, chiller(s), boilers and humidification system. The BAS will schedule equipment, setback temperatures during unoccupied hours, and reset supply air temperatures to meet loads and minimize energy use.

o    BAS shall be capable of providing lighting control.

o The BAS is required to monitor equipment for early detection and repair of malfunctioning equipment, and to operate the building in an energy efficient manner.

Energy Performance Upgrades:

o    High efficiency boilers.

o    Heat recovery system on any kitchen exhausts.

o    Carbon dioxide monitor to control fresh air quantities.

Other:

Lessee standard window coverings to be provided by landlord as base building and installed only during or after substantial completion of tenant improvements.

Lessor's Work

In connection with paragraph #24 of Schedule "A" of this Offer to Lease, the Lessor shall complete the following work ("Lessor's Work") in proper and workmanlike manner prior to the fixturing period at its own cost and expense and in accordance with the building standard.

Suspended T-bar ceiling complete with acoustic ceiling tiles;

Recessed fluorescent light fixtures with parabolic lenses at 1/80 square feet as per Lessee's space plan;

Level and smooth concrete floor ready to receive Lessee's carpet;

Male and female washrooms in accordance with Ontario Building Code;

Lessee's standard window coverings;

Demising walls taped, sanded, primed, and otherwise ready for Lessee's finishes;

Distribution of the Base Building Variable Air Volume HVAC system through the ceiling plenum as per Lessee's space plan;

Base Building sprinkler system and sprinkler heads as per Lessee's space plan.

                                    RIDER #1

1 "Designated Consultant" as used herein is defined as Petroff Partnership, professional architects.

2. "Final Completion", as used herein is defined as sufficient completion of the construction of the Building and the Lessor's Work, with all electrical, elevator, HVAC systems operational to enable the Lessee to occupy the Premises and perform the uses described herein as certified by the Design Consultant, notwithstanding that minor items such as landscaping, decorating, or other non essential finishes remain incomplete provided they represent no more than 3% of the cost of the Building.

3. "Indemnifier" shall mean Saville Systems PLC, the parent company of the lessee, which shall at all times during fixturing period, term and renewals of the Lease indemnify the Lessor in respect of all of the obligations of the Lessee hereunder and in the Lease, pursuant to an indemnity agreement to be finalized during the 30 day Lease negotiation period.

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT:  Offer to Lease  DATED:  November 25, 1998

SUBJECT PROPERTY: an office building totaling 196,000 rentable square feet to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE (S) SAVILLE SYSTEMS CANADA, LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED

*is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE

20.      PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars per one thousand rentable square feet leased for the term of the Lease and any renewals thereof rent free.

Within fifteen (15) days of acceptance hereof the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein than the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cars per one thousand (1,000) rentable square feet leased.

INSERT

20.      PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars per one thousand rentable square fee leased for the term of the Lease and any renewals thereof rent free.

No later than 5:00 p.m. on Monday December 14th, 1998 the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein than the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cars per one thousand (1,000) rentable square foot leased.

DATED at Toronto this 10th day of December , 1998.

IN WITNESS whereof  I have hereunto set my hand and seal:
I have authority to bind the Company


/s/Jane Lewchuk
(Purchaser/Lessee)


DATED at Willowdale this 10th day of December, 1998.

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company


/s/Alan P. MacKenzie
(Vendor/Lessor)

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT:  Offer to Lease  DATED:  November 25, 1998

SUBJECT PROPERTY: an office building totaling 196,000 rentable square feet to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE (S) SAVILLE SYSTEMS CANADA, LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED

*is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE

20.      PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars per one thousand rentable square feet leased for the term of the Lease and any renewals thereof rent free.

Within fifteen (15) days of acceptance hereof the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein than the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cards per one thousand (1,000) rentable square feet leased.

INSERT

20.      PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars per one thousand rentable square fee leased for the term of the Lease and any renewals thereof rent free.

No later than 5:00 p.m. on Tuesday December 15th, 1998 the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein than the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cars per one thousand (1,000) rentable square foot leased.

DATED at Toronto this 10th day of December , 1998.

IN WITNESS whereof  I have hereunto set my hand and seal:
I have authority to bind the Company


/s/Jane Lewchuk
(Purchaser/Lessee)


DATED at Willowdale this 10th day of December, 1998.

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company


/s/Alan P. Mackenzie
(Vendor/Lessor)

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT Offer to Lease DATED November 25, 1998

SUBJECT PROPERTY an office building totalling 196,000 square feet to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE(S) SAVILLE SYSTEMS CANADA, LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED

It is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE

4.       BUILDING COMPLETION

Provided that the parties have finalized the Conceptual design and specifications of the Building by December 22, 1998 the Lessee agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance both a construction schedule to form part of the design and specifications, The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than April 1, 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be Subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or Contractors, strikes, lock-outs, fire or other damage or destruction of the Building or any substantial part thereof adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (5) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Losses have agreed or the designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified have agreed that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later than 15 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to co-ordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that a genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that if the Commencement Date has been delayed 90 days the Lessee may, at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenants Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

9.       LEASE

The Lease shall be drawn on the Lessor's standard form but will be otherwise subject to the terms herein and otherwise to the reasonable satisfaction of the Lessee and its solicitors. The Lease may not conflict with any of the provisions of the Offer but may deal in greater detail with the matters dealt with herein as well as other matters normally dealt with in commercial office leases and subject to such non-financial amendments as may be reasonably requested by the Lessee and Lessor in consultation with their solicitors. The Lessor shall deliver to the Lessee the Lessor's standard form of lease, incorporating the provisions of this Offer, within five (6) days of acceptance of this offer by both parties. The Lease shall contain the Lessor's representation and warranty that it is the registered beneficial owner of the Land and the Building will be constructed as provided for herein, that the Lands and Building are zoned to permit the uses as contemplated hereby, and that the same are free of any hazardous substances and in compliance with all environmental laws, bylaws and regulations. Lessee agrees to abide by all the terms of the Lease except as amended by this Offer, or other changes mutually agreed to by both parties as described herein. The provisions of this Offer to Lease shall not merge with the execution and delivery of the Lease.

This Offer to Lease shad be conditional for a period of thirty (30) days after acceptance hereof upon both parties agreeing to all the terms of the Lease for the Premises. If the parties cannot agree upon the final form of lease for the Initial Promises within the thirty (30) day conditional period described above, then this Offer to Lease shall become null and void.

In the event that this Offer to Lease becomes null and void as provided in this paragraph, the Lessee agrees to reimburse the Lessor for fifty percent (50%) of reasonable out-of-pocket expenses associated with work in progress up to a maximum of Twenty-Five Thousand Dollars ($25,000.00).

10. NET RENT

The Lessee shall pay to the Lessor the following net rent ('Net Rent') in equal monthly instalments in advance on the first day of each calendar month at the rate of:

August 1, 2000 - July 31, 2005 $18.50 per square foot of rentable area per annum

August 1, 2005 - July 31, 2010 $21.50 per square foot of rentable area per annum

August 1, 2010 - July 31, 2015 $25.00 per square foot of rentable area per annum

18.      FIRST OPTION TO LEASE

The Lessee shall have the Option to lease the balance of the 4th floor of the Building (the "1st expansion space") prior to December 31, 2001 and terminating co-terminus with the lease of the Initial Premises. The Lessee shall provide written notice no later than June 30, 2001 of its intent to exercise its Option to Lease the balance of the 4th floor from a commencement date to be specified in such notice. The terms and conditions of the lease for the 1st expansion space shall be the same as those for the initial Premises.

20. PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of five (5) cars par one thousand rentable square foot leased for the term of the Lease and any renewals thereof rent free.

Within fifteen (15) days of acceptance hereof the Lessee, at its option, may elect to increase the parking ratio from five (5) to seven (7) cars per thousand square feet leased for the term of the lease and any renewals thereof by written notice to the Lessor. Should the Lessee elect to increase the parking ratio as contemplated herein then the Tenant agrees to pay one hundred dollars ($100.00) per space per month for the additional two (2) cars per one thousand (1,000) rentable square feet leased.

22.      OPTION TO TERMINATE

Notwithstanding anything contained in the Lease to the contrary, and provided Saville Systems Canada Ltd. or an affiliate or a corporation that purchased all or substantially all of the business of Saville Systems Canada Ltd. (a 'Permitted Transferee') is carrying on business in the Initial Premises, the Lessee shall have the right to terminate the Lease as of July 31, 2010 upon not less than nine (9) months prior written notice to the Lessor. During the nine
(9) months notice period, the Lessee shall have the right to occupy the Premises under the terms of its Lease, or the Lessee may vacate the Premises and pay the Lessor a lump sum equal to the gross rent remaining during said notice period, in which latter event, the Lessee shall surrender the Premises to the Lessor.

In the event the Lessee exercises the right to terminate its Lease as of July 31, 2010 in the manner described above, then the Lessor shall receive from the Lessee thirty (30) days prior to the end of the tenth (10th) year of the term, a sum equivalent to eight (8) months gross rent due in respect of the Premises and all Expansion Premises then leased hereunder in the eleventh (11th) year of the lease.

INSERT

4.       BUILDING COMPLETION

Provided that the parties have finalized the conceptual design and specifications of the Building by January 8, 1999 the Lessor agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance with a construction schedule to form part of the design and specifications, The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than June 1st, 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or contractors, strikes, lock-outs, fire or other damage or destruction of the building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly but in any event no later than five (5) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Lessee have agreed or its designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later than 15 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to co-ordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in the Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that a genuine pro-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that if the Commencement Date has been delayed 90 days, the Lessee may, at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenants Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

9.       LEASE

The Lease shall be drawn on the Lessor's standard form but will be otherwise subject to the terms herein and otherwise to the reasonable satisfaction of the Lessee and its solicitors. The Lease may not conflict with any of the provisions of the Offer but may deal in greater detail with the matters dealt with herein as well as other matters normally dealt with in commercial office leases and subject to such non-financial amendments as may be reasonably requested by the Lessee and Lessor in consultation with their solicitors. The Lessor shall deliver to the Lessee the Lessor's standard form of lease, incorporating the provisions of this Offer, within five (5) days of acceptance of this offer by both parties. The Lease shall contain the Lessor's representation and warranty that it is the registered beneficial owner of the Lands and the Building will be constructed as provided for herein, that the Lands and Building are zoned to permit the uses as contemplated hereby, and that the same are free of any hazardous substances and in compliance with all environmental laws, by-laws and regulations. Lessee agrees to abide by all the terms of the Lease except as amended by this Offer, or other changes mutually agreed to by both parties as described herein. The provisions of this Offer to Lease shall not merge with the execution and delivery of the Lease.

This Offer to Lease shall be conditional until January 25th, 1999 upon both parties agreeing to all the terms of the Lease for the Premises. If the parties cannot agree upon the final form of lease for the Initial Premises by January 25th, 1999, then this Offer to Lease shall become null and void.

In the event that this Offer to Lease becomes null and void as provided in this paragraph, the Lessee agree to reimburse the Lessor for fifty percent (50%) of reasonable out-of-pocket expenses associated with work in progress up to a maximum of Twenty-Five Thousand Dollars ($25,000.00).

10.      NET RENT

The Lessee shall pay to the Lessor the following net rent ("Not Rent') in equal monthly instalments in advance on the first day of each calendar month at the rate of:

October 1st, 2000 - September 30, 2005 $18.50 per square foot of rentable area per annum

October 1st, 2005 - September 30, 2010 $21.50 per square foot of rentable area per annum

October 1st, 2010 - September 30, 2015 $25.00 per square foot of rentable area per annum

18,      FIRST OPTION TO LEASE

The Lessee shall have the Option to lease the balance of the 4th floor of the Building (the "1st expansion space") prior to February 28th, 2002 and terminating co-terminus with the lease of the Initial Premises. The Lessee shall provide written notice no later than August 31, 2001 of its intent to exercise its Option to Lease the balance of the 4th floor from a commencement date to be specified in such notice. The terms and conditions of the lease for the lst expansion space shall be the same as those for the Initial Premises.

20.      PARKING

The Lessor agrees to provide the Lessee with unreserved surface, under building and deck parking spaces at the ratio of six (6) cars per one thousand rentable square feet leased for the term of the Lease and any renewals as follows:

o    Five (5) per one thousand rentable square feet rent free

o One (1) per one thousand rentable square feet at $100.00 per space per month

22.      OPTION TO TERMINATE

Notwithstanding anything contained in the Lease to the contrary, and provided Saville Systems Canada Ltd. or an affiliate or a corporation that purchase all or substantially all of the business of Saville Systems Canada Ltd. (a "Permitted Transferee") is carrying on business in the Initial Premises, the Lessee shall have the right to terminate the Lease as of September 30, 2010 upon not less than nine (9) months prior written notice to the Lessor. During the nine (9) months notice period, the Lessee shall have the right to Occupy the Premises under the terms of its Lease, or the Lessee may vacate the Premises and pay the Lessor a lump sum equal to the gross rent remaining during said notice period, in which latter event. the Lessee shall surrender the Promises to the Lessor.

In the event the Lessee exercises the right to terminate its Lease as of September 30, 2010 in the manner described above, then the Lessor shall receive from the Lessee thirty (30) days prior to the and of the tenth (10th) year of the term, a sum equivalent to eight (8) months gross rent due in respect of the Premises and all Expansion Premises then leased hereunder in the eleventh (11th) year of the lease

DATED at Burlington, Mass this 17th day of December, 1998

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Jane Lewchuk
Purchase/Lessee

DATED at Willowdale this 18th day of December, 1998

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Alan P. MacKenzie
(Vendor/Lessor)

                                     WAIVER

I/WE the undersigned Lessor of property known as: as an office building totalling 196,000 rentable square feet to be constructed on Commerce Valley Drive East, Markham hereby waive the following condition(s):

32.      ASSUMPTIONS OF LESSEE'S EXISTING LEASES

Subject to the Lessor verifying during the 30 day Lease negotiation period, the Lessee's representations as to the rental obligations of its existing leases, the Lessor agrees to assume and pay for all rental obligations on behalf of the Lessee as of the Commencement Date for the Lessee's existing lease obligations at 625 and 675 Cochrane Drive, copies of which are attached hereto as Schedule "D".

It is understood that the Lessor shall not be required to perform any of the covenants provided for in the existing lease obligations on behalf of the Lessee other than the payment of all rental obligations.

In the event that either party defaults in the payment of their respective rental obligations provided for in this Offer to Lease then the party who is not in default shall have the right to cure such default and to withhold the equivalent amount of rent owned to the defaulting party until the default is remedied.

Furthermore, both parties hereby agree to co-operate fully with each other to effect an assignment or sublet of the Lessee's existing leased premises prior to the Commencement Date.

Furthermore, any proceeds, including any reductions of payments of rental obligations on the Lessee's existing leases, resulting from an assignment or sublet of the Lessee's existing leases net of leasing costs, reasonable administrative fees and inducements, shall be rebated to the Lessee on the Commencement Date of the Lease in the Building.

35.      LESSEE'S/LESSOR'S CONDITION

This Offer to Lease shall be conditional for a period of thirty (30) days after acceptance hereof by both parties upon approval by the Board of Directors of the Lessee and Lessor. If such approval cannot be reached with the aforementioned period and written notice of satisfaction or waiver of this condition, has not been provided by both parties then this Offer shall be null and void and any deposit monies shall be returned forthwith without interest or penalty. If no written notice is delivered then this offer shall be null and void. This condition is inserted for the sole benefit of the Lessee and Lessor and may be waived at any time.

                                     WAIVER

WE the undersigned Lessor of property known as: as an office building totalling 196,000 rentable square feet to be constructed on Commerce Valley Drive East, Markham hereby waive the following condition(s):

35.      LESSEE'S /LESSOR 'S CONDITION

This Offer to Lease shall be conditional for a period of thirty (30) days after acceptance hereof by both parties upon approval by the Board of Directors of the Lessee and Lessor. If such approval cannot be reached with the aforementioned period and written notice of satisfaction or waiver of this condition has not been provided by both parties then this Offer shall be null and void and any deposit monies shall be returned forthwith without interest or penalty. If no written notice is delivered then this offer shall be null and void. This condition is inserted for the sole benefit of the Leases and Lessor and may be waived at any time.

as set out in an Offer to Lease, dated      November 25, 1998
between  Saville Systems Canada Ltd.        as Lessee
and      Monarch Construction Limited       as Lessor.

We will proceed with the lease of the above-mentioned property. All terms and conditions of the said Offer to Lease will remain the same, and shall be deemed to be firm and binding upon the parties hereto,

Dated at Burlington, Mass. this 22nd day of December 1998.

/s/Michael Cayer     Per:  /s/Christopher A. Hanson              12/22/98
(Witness)            (Lessee)                                    (Date)


                     Per:  /s/John J. Boyle III                  12/22/98
                     (Lessee)                                    (Date)

as set out in an Offer to Lease, dated      November 25, 1998.
between  Saville Systems Canada Ltd.        as Lessee
and      Monarch Construction Limited       as Lessor.

We will proceed with the lease of the above-mentioned property All terms and conditions of the said Offer to Lease will remain the same, and shall be deemed to be firm and binding upon the parties hereto.

Dated at North York this 22nd day of December, 1998.

Per:  /s/Alan P. MacKenzie          12/22/98
(Lessor)                            (Date)

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT OFFER TO LEASE DATED NOVEMBER 25, 1998

SUBJECT PROPERTY An office building 196,000 sq. ft. to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE(S) SAVILLE SYSTEMS CANADA LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED

It is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement, and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE

BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s), acting reasonably, for the Purposes of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than December 22, 1998. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

INSERT

BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s), acting reasonably, for the purposes of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than January 8th, 1999. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Jane Lewchuk                             12/22/98
(Purchaser/Lessee)                          (Date)


IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Alan P. MacKenzie                        12/22/98
(Vendor/Lessor)                             (Date)

Monarch Development Corporation
Heron's Hill, 2025 Sheppard Avenue East
Toronto, Ontario  Canada
M2J 1V7
Tel:  (416) 491-7440
Fax:  (416) 495-0043

December 23, 1998

Ms. C. Jane Lewchuk
Manager
Global Administrative Services
Saville Systems Canada Ltd.,
7" Floor
4445 Calgary Trail
Edmonton. Alberta
T6H SR7

Dear Ms. Lewchuk:

Re:      PARKING RATIOS FOR MONARCH CORPORATE CAMPUS
         MARKHAM, ONTARIO

For greater clarification, Saville's request and Monarch's agreement to provide Saville with unreserved surface, under building and deck parking spaces at a ratio of six (6) cars per one thousand rentable square feet leased for the Term of the Lease and any renewals will be limited to Saville leasing 150,000 square feet of leased space or 900 parking stalls. Monarch will be providing for all 900 stalls on Lease commencement and Saville will be contributing $100.00 per stall per month calculated by the following equation:

         110 stalls (based on 1 stall/1000 square feet of Saville rentable area) x $100.00/month *$11,000/month or $132,000/year

         *Assuming Saville's rentable area is 110,000 sq. ft.

If/when Saville's rentable area exceeds 110,000 sq. ft. Saville will pay $100.00/month for each additional stall to a maximum of 150,000 square feet of rentable area.

Please kindly sign below to acknowledge your agreement of this letter.

Sincerely,
MONARCH DEVELOPMENT CORPORATION
/s/Alan P. MacKenzie
Alan P. MacKenzie
Director, Commercial Property Developments


Acknowledgement:  /s/C. Jane Lewchuk
                  C. JANE LEWCHUK
                  SAVILLE SYSTEMS CANADA, LTD.

Date:  December 23, 1998

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT OFFER TO LEASE DATED NOVEMBER 25, 1998

SUBJECT PROPERTY an office building 196,000 sq. ft. to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE(S) SAVILLE SYSTEMS CANADA LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED

It is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement, and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE

2.       BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s), acting reasonably, for the purpose of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than January 8th 1999. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

4.       BUILDING COMPLETION

Provided that the parties have finalized the conceptual design and specifications of the Building by January 8th 1999 the Lessor agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance with a construction schedule to form part of the design and specifications, The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than June 1st 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or contractors, strikes, lock-outs, fire or other damage or destruction of the Building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (6) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Lessee have agreed or its designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later than 15 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully cooperate with each other and to coordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease.

The parties agree that a genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that if the Commencement Date has been delayed 90 days, the Lessee may, at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenants Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

INSERT

2.       BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s), acting reasonably, for the purpose of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than January 25th, 1999. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

4.       BUILDING COMPLETION

Provided that the parties have finalized the conceptual design and specifications of the Building by January 25, 1999 the Lessor agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance with a construction schedule to form part of the design and specifications. The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than June 1st, 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or contractors, strikes, lock-outs, fire or other damage or destruction of the Building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (6) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Lessee have agreed or the its designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later than 16 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to coordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that a genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that if the Commencement Date has been delayed 90 days, the Lessee may, at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenant's Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

DATED at Edmonton this 8th day of January 1999.

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Jane Lewchuk                             January 8, 1999
(Purchaser/Lessee)                          (Date)

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Alan P. MacKenzie                        January 7, 1999
(Vendor/Lessor)                             (Date)

                             AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT OFFER TO LEASE DATED NOVEMBER 25, 1998

SUBJECT PROPERTY an office building 196,000 sq. ft. to be constructed on Commerce Valley Drive East, Markham

BETWEEN LESSEE(S) SAVILLE SYSTEMS CANADA LTD.
AND LESSOR(S) MONARCH CONSTRUCTION LIMITED


INSERT

2.       BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultant(s) acting reasonably, for the purpose of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the Building shall be finalized no later than January 29th, 1999. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization of the permit application drawings of the Building.

4.       BUILDING COMPLETION

Provided that the parties have finalized the conceptual design and specifications of the Building by January 20", 1999 the Lessor agrees to commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the Building in accordance with a construction schedule to form part of the design and specifications. The Lessor shall complete the Building such that the Lessee's fixturing work may commence by no later than June 1st, 2000, subject to force majeure.

For the purpose of this Offer and the Lease, the obligations of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect delay or default of the Lessee or its agents or contractors, strikes, look-outs, fire or other damage or destruction of the Building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each of which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (5) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion of construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

Substantial completion of the Building for the purposes of, and as used in this Offer to Lease, shall be deemed to have occurred once the Lessor and the Lessee have agreed or the its designated consultant (the "Designated Consultant") acting reasonably in good faith and without delay has certified that the Building is sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveway, elevators and loading docks. Final completion of the Building by the Lessor shall occur no later then 18 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to coordinate their efforts for the completion of their respective work in the Building.

In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all data contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnity and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that it genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all rental payments due by the Lessee under its existing lease as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided if the Commencement Date has been delayed 90 days, the Lessee may at its sole option, terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenant's Improvement Allowance paid or accrued payable If this Offer to Lease Is terminated pursuant to this paragraph,

9.  LEASE

The Lease shall be drawn on the Lessor's standard form but will be otherwise subject to the terms herein and otherwise to the reasonable satisfaction of the Lessee and its solicitors. The lease may not conflict with any of the provisions of the Offer but may deal in greater detail with the matters dealt with herein as well an other matters normally dealt with in commercial office leases and subject to such non-financial amendments as may be reasonably requested by the Lessee and Lessor in consultation with their solicitors. The Lessor shall deliver to the Lessee the lessor's standard form of lease, incorporating the provisions of this Offer, within five (5) days of acceptance of this offer by both parties. The Lease shall contain the Lessor's representation and warranty that it is the registered beneficial owner of the Lands and the Building will be constructed as provided for herein, that the Lands and Building are zoned to permit the uses as contemplated hereby, and that the same are free of any hazardous substances and in compliance with all environmental laws, bylaws and regulations. Lessee agrees to abide by all the terms of the Lessee except as amended by this offer, or other changes mutually agreed to by both parties as described herein. The provisions of this Offer to Lease shall not merge with the execution and delivery of the Lease.

This Offer to Lease shall be conditional until January 29, 1999 upon both parties agreeing to all the terms of the Lease for the Premises. If the parties cannot agree upon the final form of lease for the initial Premises by January 29, 1999, then this Offer to Lease shall become null and void.

In the event that this Offer to Lease becomes null and void as provided in this paragraph, the Lessee agrees to reimburse the Lessor for fifty percent (50%) of reasonable out-of-pocket expenses associated with work In progress up to a maximum of Twenty-Five Thousand Dollars ($25,000.00).

DELETE:

2.       BUILDING DESIGN AND CONSTRUCTION

The Lessor agrees to construct the Building substantially in accordance with the Lessee's specifications attached hereto as Schedule "C" subject to further modification to be mutually agreed upon.

The Lessor agrees to co-operate fully with the Lessee or its designated consultants, acting reasonably, for the purpose of finalizing the design and specifications of the Building.

The parties agree that the conceptual design and specifications of the building shall be finalized no later than January 25th, 1999. Lessor agrees to provide a full set of final construction drawings to Lessee on finalization at the permit application drawings of the Building.

4.       BUILDING COMPLETION

         Provided that the parties have finalized the conceptual design and specifications of the Building by January 25, 1999 the Lessor agrees to Commence construction of the Building no later than June 1, 1999 and to diligently pursue the construction of the building in accordance with a construction schedule to form part of the design and specifications. The Lessor shall complete the Building such that the Lessee's fixturing, work may commence by no later than June 1st, 2000 subject to force majeure.

         For the purpose of this Offer and the Lease the obligations, of the Lessor to design and construct the Building may be subject to delays caused by the act, neglect, delay or default of the Lessee or its agents or contractors, strikes, lock-outs fire or other damage or destruction of the building or any substantial part thereof, adverse weather conditions or other cause or causes relative to the construction of the Building beyond the control of the Lessor (each at which events is herein referred to as force majeure), but not relating to the Lessor's financial capacity or resulting from its negligence or wilful act or default.

In the event of an occurrence of force majeure, the Lessor shall promptly, but in any event no later than five (5) days after the occurrence thereof comes to the attention of the Lessor, give written notice to the Lessee of the occurrence and of the Lessor's estimate of the length of delay resulting therefrom. The time for completion at construction of the Building shall be extended so long as the force majeure occurrence shall subsist which shall include not only the length of time that the event causing force majeure subsists but also a reasonable amount of time in respect of delays caused thereby, resulting therefrom or relating thereto.

         Substantial completion of the Building for the purposes of, and as used in this Offer to Lease shall be deemed to have occurred once the Lessor and the Lessee have agreed or the its designated consultant (the "Designated Consultant) acting reasonably in good faith and without delay has certified that the Building to sufficiently completed for the Lessee to commence construction of its leasehold improvements with immediate and continuous access to allow construction of the Lessee's improvements, including the full use of driveways, elevators and loading docks. Final completion at the Building by the Lessor shall occur no later than 15 days prior to the Commencement Date.

The Lessor and Lessee hereby agree to fully co-operate with each other and to co-ordinate their efforts for the completion of their respective work in the Building.

         In the event that the Lessor does not substantially or finally complete the Building as provided for herein then all dates contained in this Offer to Lease shall be delayed by the same number of days that substantial or final completion of the Building is delayed. Save and except for delays as a result of force majeure, Lessor shall indemnify and save harmless Lessee from all costs, claims and liabilities, howsoever arising by reason of the delay in the Commencement Date by the Lessor pursuant to this Offer to Lease. The parties agree that a genuine pre-estimate of such costs, claims and liabilities to be paid to the Lessee by the Lessor shall be the aggregate of: firstly, the amounts of all due rental payments due by the Lessee, under its existing leases as more particularly set out in paragraph 31, and secondly, an increase in the Net Rent Free Period set out in paragraph 11 by one day for each day of such delay for the first 30 days: an increase by two days for each day of such delay for the next 30 days and an increase by three days for each day of such delay thereafter. And further provided that, if the Commencement Date has been delayed 90 days, the Lessee may, at its sole option terminate this Offer to Lease and the Lease and this Offer to Lease shall be terminated and the Deposit shall be returned to the Lessee and the parties shall have no further obligation to each other. The Lessee shall not be liable to the Lessor for repayment of any Tenants Improvement Allowance paid or accrued payable if this Offer to Lease is terminated pursuant to this paragraph.

8.       LEASE

The Lease shall be drawn on the Lessor's standard form but will be otherwise subject to the terms herein and otherwise to the reasonable satisfaction of the Lessee and its solicitors. The laws may not conflict with any of the provisions of the Offer but may deal in greater detail with the matters dealt with herein as well as other matters normally dealt with in commercial office leases and subject to such non-financial amendments as may be reasonably requested by the Lease and Lessor in consultation with their solicitors. The Lessor shall deliver to the Lessee the lessor's standard form of lease, incorporating the provisions of this Offer, within five (5) days of acceptance of this offer by both parties. The Lease shall contain the Lessor's representation and warranty that it is the registered beneficial owner of the Lands and the Building will be constructed as provided for herein, that the Lands and Building are zoned to permit the uses as contemplated hereby, and that the same are free of any hazardous substances and in compliance with all environmental laws, by-laws and regulations. Lessee agrees to abide by all the terms of the Lease except as amended by this offer, or other changes mutually agreed to by both parties as described herein. The provisions of this Offer to Lease shall not merge with the execution and delivery of the Lease.

This Offer to Lease shall be conditional until January 25th, 1999 upon both parties agreeing to all the terms of the Lease for the Premises. It the parties cannot agree upon the final form of lease for the initial Premises by January 25th, 1999, then this Offer to Lease shall become null and void.

In the event that this Offer to Lease becomes null and void as provided in this paragraph, the losses agrees to reimburse the Lessor for fifty percent (50%) of reasonable out-of-pocket expenses associated with work in progress up to a maximum of Twenty-Five Thousand Dollars ($25,000.00).

DATED at Edmonton this 22 day of January, 1999

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/C. Jane Lewchuk                  01/22/99
(Purchaser/Lessee)                  (Date)

IN WITNESS whereof I have hereunto set my hand and seal:
I have authority to bind the Company

/s/Alan P. MacKenzie                01/25/99
(Vendor/Lessor)                     (Date)

                                  SCHEDULE "F"

                              RULES AND REGULATIONS

                           COMMERCE VALLEY DRIVE EAST,
                                MARKHAM/ ONTARIO

To be read with and form a part of this lease between MONARCH CONSTRUCTION LIMITED (LESSOR) and SAVILLE SYSTEMS CANADA LTD. (LESSE)

1. INTENTIONALLY DELETED

2. The sidewalks, entries, passages, elevators and staircases shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Premises. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants including, without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Premises, washrooms, lavatories, air conditioning closets, fan rooms, janitor's closets, as it may deem advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

3. The Tenant, his agents, servants, contractors, invitees or employees shall not bring into, take out, position, construct, install or move any business machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent. the Landlord shall have the right in its sole discretion to prescribe the weight permitted and the position thereof and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture in or out of the Building shall take place only at such times and using such entrance, hallways, corridors and elevator as shall be approved in writing by the Landlord and the persons employed to move the same must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description shall be received into the Building or carried in the elevators, except during hours approved by the Landlord.

4. The Tenant shall permit and facilitate the entry of the Landlord or those designated by it, into the Premises for the purpose of inspection, repair, window cleaning and the performance of other services.

5.       INTENTIONALLY DELETED

6. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein or in the passages. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not let the water run unless it is in actual use.

7.       INTENTIONALLY DELETED

8.       INTENTIONALLY DELETED

9.       INTENTIONALLY DELETED

10. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. No animals or birds shall be brought into the Premises. nor shall the Tenant operate or permit to be operated any musical or sound-producing instrument or device which may be heard outside the Premises.

12. Canvassing, soliciting and peddling in the Building are prohibited.

13. No vehicles shall be brought within the Building. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and other safeguards as the Landlord shall require.

14. The Tenant shall permit window cleaners to clean the windows of the Premises during normal business hours.

15. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in the Premises.

16. All deliveries to the Premises of bulky goods shall be made during such hours and by using such entrance, hallways, corridors and elevator as the Landlord and Tenant shall mutually agree upon, both parties acting reasonably.

17. The foregoing regulations, as from time to time amended are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Premises, and may be waived in whole or in part with respect to the Premises without waiving them as to future application to the Premises, and the imposition of such regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

                                   SCHEDULE"G"

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the

"Agreement") is made and entered into

between SAVILLE SYSTEMS CANADA, LTD. ("Tenant") and
         a
("Lender") and MONARCH CONSTRUCTION LIMITED ("Landlord").

RECITALS:

WHEREAS, Landlord executed a Lease dated as of January 26th, 1999 in favour of Tenant (the "Lease"), a short form of which will be registered simultaneously herewith, covering a certain Demised Premises therein described located on a parcel of real estate, a legal description of which is attached hereto and incorporated herein by this reference as Exhibit "A" (said parcel of real estate and the Demised Premises being sometimes collectively referred to herein as the "Property"): and


WHEREAS, it is a condition to said loan that said Mortgage shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the lease and to the leasehold estate created thereby; and

WHEREAS, the parties hereto desire to assure Tenant's possession and control of the Property under the Lease upon the terms and conditions therein contained;

NOW, THEREFORE. for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed to, the parties hereto do hereby agree as follows:

AGREEMENT:

1. The Lease is and shall be subject and subordinate to the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all future advances made thereunder.

2. Should Lender become the owner or a mortgage in possession of the Property, or should the Property be sold by reason of foreclosure, or other proceedings brought to enforce the Mortgage which encumbers the Property, or should the Lender appoint a Receiver/Manager of the Property or should the Property be transferred by deed in lieu of foreclosure, or should any portion of the Property be sold under a trustee's or Judicial sale or power of sale, the Lease shall continue in full force and effect as a direct lease between the then owner of the Property covered by the Mortgage and Tenant, upon, and subject to, all of the terms, covenants and conditions of the Lease for the balance of the Term thereof remaining, including any extensions therein provided. Tenant does hereby agree to attorn to Lender or to any such owner as its landlord, and Lender hereby agrees that it will accept such attornment.

3.  Notwithstanding  any other provision of this Agreement,  Lender shall not be
(a) liable for any default of any landlord under the Lease (including Landlord), except that Lender agrees to cure any default of Landlord that is continuing as of the date Lender forecloses the Property or becomes a Mortgagee in possession or appoints a Receiver/Manager for the Property or commences proceedings in connection with the Property under power of sale within thirty (30) days from the date Tenant delivers written notice to Lender of such continuing default. unless such default is of such a nature to reasonably require more than thirty
(30) days to cure and then Lender shall be permitted such additional time as is reasonably necessary to effect such cure, provided Lender diligently and continuously proceeds to cure such default: (b) subject to any offsets or defenses which have accrued prior to the date of foreclosure or power of sale proceedings, unless Tenant shall have delivered to Lender written notice of the default which gave rise to such offset or defense and permitted Lender the same right to cure such default as permitted Landlord under the Lease: (c) bound by any Rent that Tenant may have paid under the Lease more than one month in advance, (d) bound by any amendment or modification of the Lease hereafter made without Lender's prior written consent, (e) responsible for the return of any security deposit delivered to Landlord under the Lease and not subsequently received by Lender.

4. If Lender sends written notice to Tenant to direct its Rent payments under the Lease to lender instead of Landlord. then Tenant agrees to follow the instructions set forth in such written instructions and deliver Rent payments to
Lender: however, Landlord and Lender agree that Tenant shall be credited under the Lease for any Rent payments sent to Lender pursuant to such written notice.

5. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by first-class registered mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth above:


LANDLORD:MONARCH CONSTRUCTION LIMITED
         2025 Sheppard Avenue East
         Toronto. Ontario
         M2J 1V7
         Attention: The Corporate Secretary
         Facsimile: (416) 491-7216

All notices delivered as set forth above shall be deemed effective three (3) days from the date deposited in the Canadian mail.

6. Said Mortgage shall not cover or encumber and shall not be construed as subjecting in any manner to the lien thereof any of Tenant's improvements or trade fixtures, furniture, equipment or other personal property at any time placed or installed in the Premises. In the event the Property or any part thereof shall be taken for public purposes by expropriation or transfer in lieu thereof or the same are damaged or destroyed, the rights of the parties to any expropriation award or insurance proceeds shall be determined and controlled by the applicable provisions of the Lease.

7. This Non-Disturbance and Attornment Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property secured by the Mortgage.

8. Should any action or proceeding be commenced to enforce any of the provisions of this Non-Disturbance and Attornment Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, not limited to taxable costs, and reasonable legal fees on "a solicitor and his client" basis.

                                 APPENDIX " 1 "

                               INDEMNITY AGREEMENT



THIS AGREEMENT is dated January 26th  1999

BETWEEN:

MONARCH CONSTRUCTION LIMITED

(the "Landlord")

and

SAVILLE SYSTEMS PLC

(the "Indemnifier")

In order to induce the Landlord to sign the lease between the Landlord and Saville Systems Canada, Ltd. as Tenant, dated January 26th, 1999 (the "Lease"), the Indemnifier agrees with the Landlord that:

1.(a) Throughout the Term of the Lease and any extension or renewal, the Indemnifier will : (1) promptly pay all Rent and any other amounts payable by the Tenant under the Lease, whether to the Landlord or anyone else; (ii) promptly perform each and every obligation of the Tenant under the Lease, and
(iii) indemnify and protect the Landlord from any losses or costs incurred by the Landlord if the Tenant fails to pay the Rent or other amounts or to perform any of its obligations under the Lease.

(b) Even if there is an Early Termination, the Indemnifier will remain obligated under this Agreement throughout the Term and any renewals or extensions as though the Early Termination had not occurred. An "Early Termination" means a disaffirmance, disclaimer, repudiation, rejection or termination of the Lease (as a result of court proceedings or otherwise), or a surrender of the Lease which the Landlord did not accept in writing, which occurs prior to the originally specified expiry date of the Term or renewal or extension. If there is an Early Termination, the Indemnifier will, at the Landlord's option, become the Landlord's tenant on the terms of the Lease.

2. This indemnity is absolute and unconditional. The Indemnifier's obligations under this Agreement will not be affected by (a) any modifications to the Tenant's obligations under the Lease which the Landlord allows the Tenant, (b) the fact that the Landlord does not enforce any of the terms of the Lease: (c) any assignment of the Lease by the Tenant or by any trustee, receiver or liquidator: (d) any consent which the Landlord gives to any Transfer (as defined in the Lease): (c) any amendment to the Lease or any waiver by the Tenant of its rights under the lease, or (f) the expiry of the Term.

3. The Landlord is not required to notify the Indemnifier that the Landlord has accepted this Agreement or that the Tenant has failed to perform any of its obligations under the Lease. Nevertheless, if the Landlord wishes to send any notice to the Indemnifier. it must deliver it or mail it by prepaid registered mail addressed to the Indemnifier at One Van de Graaff Drive, Burlington, MA 01803 or, at the Landlord's option, at the Leased Premises. Any notice will be considered to have been given on the day it was delivered, or if mailed, three
(3) days after the date it was mailed. The Indemnifier may notify the Landlord in writing of a substitute address for the above address. If two or more parties are named as Indemnifier, the Landlord may give any notice to be given to the Indemnifier to only one of the parties, and in doing so both of them will be considered to have been notified.

4. If there is a default under the Lease or under this Agreement, the Landlord will not be required to: (a) proceed against or pursue anything against the Tenant first: (b) proceed against any security of the Tenant held by the
Landlord: or (c) pursue any other remedy whatsoever. The Landlord has the right to enforce this Agreement even if it accepts additional security from the Tenant and even if it or anyone else releases or discharges the Tenant or if the Tenant is released or discharged by operation of any law. The Indemnifier is not a mere guarantor: the Indemnifier is primarily responsible for the Tenant's obligations under the Lease.

5. The Indemnifier's obligations under this Agreement will not be affected by the release or discharge of the Tenant ("Release") in any receivership, bankruptcy, winding-up or other creditors' proceedings. The Indemnifier's obligations will continue to apply to the periods before and after the Release as if the Release had not occurred. The Indemnifier's obligations will not be affected by any repossession of the leased premises by the Landlord, except that if the Landlord regrets the Leased Premises then the payments received by the Landlord (after deducting all costs and expenses of repossessing and reletting the Leased Premises) will be credited by the Landlord against the Indemnifier's obligations under this Agreement.

6. Even though the Landlord may have already taken action against the Indemnifier under this Agreement because of a default under the Lease, and whether or not that action has succeeded or been completed, the Landlord may take further action against the Indemnifier under this Agreement if there is any further default under the Lease.

7. This Indemnity can only be modified in writing, signed by both the Indemnifier and the Landlord.

8. If two or more parties are named as Indemnifier, each party is responsible for the obligations of the Indemnifier, both individually and together with the others.

9. All of the terms of this Agreement apply to the Indemnifier and to his or her heirs, executors, administrators, successors and assigns, and may be enforced by the Landlord. its successors and assigns. and any holder of any charge over all or any part of the lands on which the Leased Premises are located.

10. The expressions "Landlord", "Tenant", "Rent", "Term", and "Leased Premises" and other capitalized words used in this Agreement have the same meaning, respectively, as they are given in the Lease.

11. This Agreement will be governed by the laws of the Province of Ontario.

12. The Indemnifier's obligations under this Indemnity Agreement are at an end in the event of the exercise of the option to terminate contained in section 22 of Schedule "E" of this Lease but not until all amounts are paid to the Landlord pursuant to section 22 of Schedule "E" of the Lease.

THE LANDLORD AND INDEMNIFIER HAVE SIGNED BELOW, to confirm the terms of this Agreement.

SIGNED, SEALED AND DELIVERED in the presence of:

MONARCH CONSTRUCTION LIMITED
         (Landlord)

per:     Name: /s/Ian R. Taylor

per:     Name: /s/


SAVILLE SYSTEMS PLC

(Indemnifier)

per:     Name: /s/John J. Boyle III
         Title: Chairman and CEO
per:     Name: /s/Christopher A. Hanson
         Title: CFO

November 26, 1998

Mr. Elliot Greenberg
Associate Vice President
C.B. Richard Ellis
2005 Sheppard Avenue East, Suite 600
North York, Ontario
M2J 5B4

Dear Elliot:

RE:  OFFER TO LEASE BETWEEN SAVILLE SYSTEMS AND MONARCH CONSTRUCTION LIMITED

This letter hereby amends sentence 2 of Clause 9 - LEASE as follows:

The Lessor shall deliver to the Lessee the Lessor's standard form of lease, incorporating the provisions of this Offer, within five (5) business days of acceptance of this offer by both parties.

Yours truly,

/s/C. Jane Lewchuk

C. Jane Lewchuk
Manager, Global Administrative Services


Acknowledged and agreed this 27th day of November, 1998.

/s/ Alan P. MacKenzie
Director, Commercial Property Developments
Monarch Construction Limited